              As filed with the Securities and Exchange Commission
                              on January 26, 1999


                        Securities Act File No. 33-51308
                    Investment Company Act File No. 811-7142

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / X /

                       Pre-Effective Amendment No. /   /


                     Post-Effective Amendment No. 27 / X /


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / X /


                             Amendment No. 29 / X /


                        (Check appropriate box or boxes)

                                    GE FUNDS

        ...............................................................
               (Exact Name of Registrant as Specified in Charter)

                               3003 Summer Street
                          Stamford, Connecticut 06905
              ....................................................
               (Address of Principal Executive Office) (Zip Code)

              Registrant's Telephone Number, including Area Code:
                                 (203) 326-4040

                            Matthew J. Simpson, Esq.
        Vice President, Associate General Counsel & Assistant Secretary
                     GE Investment Management Incorporated
                               3003 Summer Street
                          Stamford, Connecticut 06905
           .........................................................
                    (Name and Address of Agent for Service)

                                   Copies to:

                            Burton M. Leibert, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                         New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

o    immediately upon filing pursuant to paragraph (b)    ___


o    on January 29, 1999 pursuant to paragraph (b)        _X_


o    60 days after filing pursuant to paragraph (a)(1)    ___

o    on (date) pursuant to paragraph (a)(1)               ___


o    75 days after filing pursuant to paragraph (a)(2)    ___


o    on (date) pursuant to paragraph (a)(2) of Rule 485   ___

If appropriate, check the following box:


This post-effective amendment designates a new effective
date for a previously filed post-effective amendment.     _X_


This post-effective amendment includes an updated prospectus only for those series of Registrant (the shares of) which are currently offered to the public. GE International Fixed Income Fund and GE Small-Cap Growth Equity Fund, series of Registrant (the shares of) which are not currently being offered to the public, remain registered and unaffected by this post-effective amendment.

Prospectus

January 30, 1999

                                                                  --------------
                                                                  GE Funds
-------------------------------------------------------------------------------
Equity Funds
GE U.S. Equity Fund
GE Premier Growth Equity Fund
GE Value Equity Fund
GE Mid-Cap Growth Fund
GE Mid-Cap Value Equity Fund
GE Small-Cap Value Equity Fund
GE Global Equity Fund
GE International Equity Fund
GE Europe Equity Fund
GE Emerging Markets Fund

-------------------------------------------------------------------------------
Income Funds
GE Fixed Income Fund
GE Government Securities Fund
GE Short-Term Government Fund
GE Tax-Exempt Fund
GE High Yield Fund

-------------------------------------------------------------------------------

Asset Allocation Funds

GE Strategic Investment Fund

-------------------------------------------------------------------------------

Money Market Funds

GE Money Market Fund

-------------------------------------------------------------------------------

Like all mutual funds, the Funds' shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


[GE LOGO]

                                           -------------------------------------
                                           Contents

-------------------------------------------------------------------------------
GE Funds
Prospectus


Equity Funds                      2
GE U.S. Equity Fund               4
GE Premier Growth Equity Fund     6
GE Value Equity Fund              8
GE Mid-Cap Growth Fund           10
GE Mid-Cap Value Equity Fund     12
GE Small-Cap Value Equity Fund   13
GE Global Equity Fund            14
GE International Equity Fund     16
GE Europe Equity Fund            18
GE Emerging Markets Fund         19

Income Funds                     20
GE Fixed Income Fund             22
GE Government Securities Fund    24
GE Short-Term Government Fund    26
GE Tax-Exempt Fund               28
GE High Yield Fund               30

Asset Allocation Funds           32
GE Strategic Investment Fund     34

Money Market Funds               36
GE Money Market Fund             38

Fund Expenses                    40

More on Strategies and Risks     46
More on Risks                    46
Other Risk Considerations        50
More on Investment Strategies    50

About the Investment Adviser     56
About the Funds' Portfolio
  Managers                       57
About the Sub-Advisers           58
Prior Performance Information    60

How to Invest                    64
How to Buy Shares                64
Sales Charges                    67
How to Redeem Shares             70
How to Exchange Shares           72

Distribution and Shareholder
  Service Fees                   73

Calculating Share Value          76

Appendix: Financial Highlights   78



Additional information regarding the Funds is contained in the Statement of Additional Information dated January 30, 1999, which is incorporated by reference into (legally forms a part of) this Prospectus.

--------------------------------------------------
2    GE Funds                         Equity Funds
     Prospectus

--------------------------------------------------------------------------------

An investment in a GE Equity Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Equity Funds is subject to risk, including possible loss of principal invested.



Who may want to invest in a GE Equity Fund?



GE Equity Funds may be appropriate for your investment portfolio if you:

o have a long-term investment goal
o are willing to accept higher short-term risk for potential long-term returns
o want to diversify a portfolio composed mostly of fixed income investments


GE Equity Funds may not be appropriate if you want:


o to avoid potentially significant changes in share price
o a short-term investment
o regular income


Equity funds generally invest in equity securities. Equity securities may include common stocks, preferred stocks, depositary receipts, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes, and rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation. Equity funds have more potential for capital growth than other funds, but they have greater risk.

                                                                      ----------
                                                                               3

--------------------------------------------------------------------------------


The following are important definitions that may be unfamiliar to an investor reading about GE Equity Funds:



Foreign securities include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated, or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts.



Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.


Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

Convertible securities may be debt or equity securities that pay interest or dividends and that may be converted on specified terms into the stock of the issuer.

Preferred securities are classes of stock that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.


Types of investment styles the Equity Funds may use



Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than value stocks and the market averages.


Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than growth stocks.


The above definitions should be read together with the fund summaries on the following pages to the extent applicable.

---------------------
4    GE Funds
     Prospectus
     Equity Funds

--------------------------------------------------------------------------------
GE U.S. Equity Fund

Investment Objective:

Seeks long-term growth of capital.

The Strategy


GE U.S. Equity Fund invests primarily in equity securities of U.S. companies. The portfolio managers use a Multi-Style(R) investment strategy that combines growth and value investment management styles. As a result, the portfolio has characteristics similar to the Standard & Poor's 500 Composite Stock Index, including capital appreciation and income. Stock selection is key to the performance of the Fund.



Through fundamental company research, the portfolio managers seek to identify securities of large companies with characteristics such as:


o attractive valuations
o financial strength
o high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The Fund generally intends to hold its investments for a long time, which results in a relatively low portfolio turnover rate. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks


The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio managers invest in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.


If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                               5

--------------------------------------------------------------------------------
Fund Performance


The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.



During the periods presented in the bar chart, Class A's highest return for a quarter was 19.77% for the quarter ended December 31, 1998. The lowest return for a quarter was -10.18% for the quarter ended September 30, 1998.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's 500 Composite Stock Index (S&P 500 Index(R)). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class A Shares



                                 [BAR CHART]

                  1998      1997     1996     1995      1994
                  ----      ----     ----     ----      ----
                   23%       32%      22%      35.5%      2%



Average Annual Total Return
(as of December 31, 1998)




                                                Since
                       1 Year       5 Years   Inception*
                       ------       -------   ----------

GE U.S. Equity Fund

  Class A             15.95%       19.75%        19.75%

  Class B             18.40%       20.52%        20.72%

  Class C             23.32%       21.45%        20.38%

  Class D             23.67%       21.75%        21.70%

S&P 500 Index         28.70%       24.08%        24.08%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations):
Class A - January 1, 1994
Class B - December 22, 1993
Class C - February 22, 1993
Class D - November 29, 1993


** Since January 1, 1994


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
6    GE Funds
     Prospectus
     Equity Funds

--------------------------------------------------------------------------------

GE Premier
Growth
Equity Fund

Investment Objective:

Seeks long-term growth of capital and future income rather than current income.

The Strategy


GE Premier Growth Equity Fund invests primarily in a limited number of equity securities of large- and medium-sized companies with above-average growth histories and/or growth potential. The portfolio manager chooses equity securities from a number of industries based on the merits of individual companies. Stock selection is key to the performance of the Fund.


The portfolio manager seeks to identify stocks of growth companies with characteristics such as:
o above-average annual growth rates
o financial strength
o leadership in their respective industries
o high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in foreign securities and debt securities. The Fund generally intends to hold its investments for a long time, which results in a relatively low portfolio turnover rate. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks


The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.


If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                               7

--------------------------------------------------------------------------------
Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class A's highest return for a quarter was 23.40% for the quarter ended December 31, 1998 The lowest return for a quarter was -6.73% for the quarter ended September 30, 1998.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's 500 Composite Stock Index (S&P 500 Index(R)), a widely recognized, unmanaged index of common stock prices. The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class A Shares



                                 [BAR CHART]

                   1998     1997
                   ----     ----
                    35%      26%



Average Annual Total Return
(as of December 31, 1998)



                                           Since
                           1 Year         Inception*
                           ------         ----------
GE Premier Growth
Equity Fund

  Class A                   27.27%         26.69%
  Class B                   30.37%         29.10%
  Class C                   35.39%         30.85%
  Class D                   35.75%         31.18%
S&P 500 Index               28.70%         30.98%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.

* Inception date (commencement of investment operations):
  All classes - December 31, 1996

** Since December 31, 1996


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
8    GE Funds
     Prospectus
     Equity Funds

--------------------------------------------------------------------------------
GE Value
Equity Fund


Investment Objective:


Seeks long-term growth of capital and future income.

The Strategy

GE Value Equity Fund invests primarily in equity securities of large U.S. companies that are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of companies with characteristics such as:
o low prices in relation to their peers and the overall market
o the potential for long-term earnings growth
o higher-than-average dividend yields
o strong management
o financial strength
o attractive upside potential and limited downside risk

The Fund also may invest to a lesser extent in foreign securities and debt securities. The Fund generally intends to hold its investments for a long time, which results in a relatively low portfolio turnover rate. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks


The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.


If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                               9

--------------------------------------------------------------------------------
Fund Performance


The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.



During the periods presented in the bar chart, Class A's highest return for a quarter was 20.39% for the quarter ended June 30, 1997. The lowest return for a quarter was -10.22% for the quarter ended September 30, 1998.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's 500/Barra Value Index (S&P Value Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.



Calendar Year Total Returns

Class A Shares



                                 [BAR CHART]

                   1998     1997     1996     1995    1994
                   ----     ----     ----     ----    ----
                    24%      33%      23%      30%      2%



Average Annual Total Return
(as of December 31, 1998)



                                                   Since
                           1 Year     5 Years    Inception*
                           ------     -------    ----------
GE Value Equity Fund

  Class A                 17.20%      19.50%      18.54%
  Class B                 19.59%      20.05%      19.09%
  Class C                 24.69%          -       20.47%
  Class D                     -           -       24.48%
S&P Value Index           14.68%      19.87%      18.60%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.


* Inception date (commencement of investment operations):
Class A - September 8, 1993
Class B - September 8, 1993
Class C - October 2, 1997
Class D - January 5, 1998


** Since September 1, 1993


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
10   GE Funds
     Prospectus
     Equity Funds

-------------------------------------------------------------------------------
GE Mid-Cap
Growth
Fund

Investment Objective:

Seeks long-term growth of capital.

The Strategy

GE Mid-Cap Growth Fund invests primarily in equity securities of mid-cap companies with above-average growth potential. The Fund defines a mid-cap company as one with a market capitalization within the capitalization range of the Standard & Poor's MidCap 400 Index. As of January 6, 1999, the market capitalization of companies in the index ranged from $271 million to $11.4 billion. The portfolio manager will not sell a stock merely because the market capitalization of a company in the portfolio moves above or below the maximum or minimum capitalization of the index. Stock selection is key to the performance of the Fund.

The portfolio manager seeks to identify securities of growth companies with characteristics such as:
o above-average revenue and earnings growth

o reasonable valuation

o attractive products or services
o financial strength
o strong competitive positions within their industries
o high quality management focused on generating shareholder value

The Fund also may invest to a lesser extent in securities with capitalizations outside the mid-cap range, foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              11

--------------------------------------------------------------------------------
Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class A's highest return for a quarter was 19.55% for the quarter ended June 30, 1997 The lowest return for a quarter was -18.52% for the quarter ended September 30, 1998.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Standard & Poor's MidCap 400 Stock Index (S&P MidCap Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class A Shares



                                 [BAR CHART]

                   1998     1997     1996     1995    1994
                   ----     ----     ----     ----    ----
                     3%      26%      18%      32%     -1%



Average Annual Total Return
(as of December 31, 1998)



                                                 Since
                          1 Year    5 Years    Inception*
                          ------    -------    ----------
GE Mid-Cap Growth Fund

  Class A                 -2.48%     13.55%       13.60%
  Class B                 -1.12%     14.12%       14.12%
  Class C                  3.79%         -         -.48%
  Class D                     -          -         4.00%
S&P MidCap Index          18.66%     18.63%       18.09%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations):
Class A - September 8, 1993
Class B - September 8, 1993
Class C - October 2, 1997
Class D - January 5, 1998



** Since September 1, 1993


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
12   GE Funds
     Prospectus
     Equity Funds

--------------------------------------------------------------------------------
GE Mid-Cap
Value
Equity Fund

Investment Objective:

Seeks long-term growth of capital.

The Strategy


The GE Mid-Cap Value Equity Fund invests primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential. The dollar-weighted median market capitalization of the companies in the Fund's portfolio will fall within the mid-cap range defined by the Morningstar rating agency, between $1.3 and $8.4 billion as of December 31, 1998. Stock selection is key to the performance of the Fund.


The Fund is value-oriented and seeks to identify undervalued companies where a catalyst exists to recognize value or improve a company's profitability. Examples of these catalysts are:

o new management
o industry consolidation
o company restructuring
o change in the company's fundamentals


The Fund also may invest to a lesser extent in foreign securities and debt securities. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks

The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio manager invests in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.


If you would like additional information regarding the risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.



Fund Background



Because the Fund is new, it does not have any performance history. Performance information will be included in the Fund's next available annual or semi-annual report.



Prior performance information of Jon Bosse, the Fund's portfolio manager, can be found under "Prior Performance Information" beginning on page 60.

                                                                     ----------
                                                                             13

--------------------------------------------------------------------------------
GE Funds Prospectus Equity Funds

GE Small-Cap Value Equity Fund

Investment Objective:

Seeks long-term growth of capital.

The Strategy


GE Small-Cap Value Equity Fund invests primarily in equity securities of small-cap companies that are undervalued by the market but have solid growth prospects. A company may be undervalued for reasons such as market overreaction to recent company, industry or economic problems. The Fund defines a small-cap company as one with a market capitalization within the capitalization range of the Russell 2000 Index. As of December 31, 1998, the market capitalization of companies in the index ranged from $4.4 million to $3.21 billion. The portfolio managers will not sell a stock merely because the market capitalization of a company in the portfolio moves above or below the maximum or minimum capitalization of the index. Stock selection is key to the performance of the Fund.


The portfolio managers seek to identify securities of companies with characteristics such as:
o high quality management
o attractive products or services
o appropriate capital structure
o strong competitive positions in their industries
o management focused on generating shareholder value


The Fund also may invest to a lesser extent in securities with capitalizations outside the small-cap range, debt securities and foreign securities. The Fund generally intends to hold its investments for a long time, which results in a relatively low portfolio turnover rate. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks

The principal risks of investing in this Fund are stock market risk and style risk. To the extent that the portfolio managers invest in foreign securities or debt securities, the Fund would be subject to foreign exposure risk, interest rate risk and credit risk.

If you would like additional information regarding the Fund's investment strategies, please refer to "More on Strategies and Risks" later in this Prospectus.

Fund Background


Because the Fund is new, it does not have any performance history. Performance information will be included in the Fund's next available annual or semi-annual report.



Prior performance information of the Senior Investment Commitee of Palisade Capital Management, L.L.C., the Fund's sub-adviser, can be found under "Prior Performance Information" beginning on page 60.

---------------------
14   GE Funds
     Prospectus
     Equity Funds

--------------------------------------------------------------------------------
GE Global
Equity Fund


Investment Objective: Seeks long-term growth of capital.




The Strategy


GE Global Equity Fund invests primarily in equity securities of companies in developed and developing countries, including the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect its potential growth. Under normal circumstances, the Fund's assets are invested primarily in countries included in the Morgan Stanley Capital International World Index and in no fewer than three different countries. The portfolio managers consider the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits. Stock selection is key to the performance of the Fund.


The portfolio managers seek to identify securities of growth companies with characteristics such as:

o low prices relative to their long-term cash earnings potential
o potential for significant improvement in the company's business
o financial strength
o sufficient liquidity

The Fund also may invest to a lesser extent in debt securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks


The principal risks of investing in this Fund are stock market risk, foreign exposure risk, style risk, and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk.


If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              15

--------------------------------------------------------------------------------
Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class A's highest return for a quarter was 21.86% for the quarter ended December 31, 1998. The lowest return for a quarter was -18.87% for the quarter ended September 30, 1998.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International World Index (MSCIW Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class A Shares



                                 [BAR CHART]

                   1998     1997     1996     1995    1994
                   ----     ----     ----     ----    ----
                    16%       7%      14%      14%     -2%



Average Annual Total Return
(as of December 31, 1998)


                                                    Since
                           1 year      5 years    Inception*
                           ------      -------    ----------
GE Global Equity Fund
  Class A                  9.36%        8.27%       8.27%
  Class B                 11.42%        9.06%       9.58%
  Class C                 16.31%        9.84%      12.72%
  Class D                 16.57%       10.13%      11.73%
MSCIW Index               24.34%       15.68%      15.68%**


Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations):
Class A - January 1, 1994
Class B - December 22, 1993
Class C - February 22, 1993
Class D - November 29,1993


** Since January 1, 1994


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
16   GE Funds
     Prospectus
     Equity Funds

--------------------------------------------------------------------------------
GE
International
Equity Fund


Investment Objective: Seeks long-term growth of capital


The Strategy



GE International Equity Fund invests primarily in equity securities of companies in developed and developing countries other than the United States. The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect their potential growth. Under normal circumstances, the Fund's assets are invested in no fewer than three different countries. The portfolio managers consider the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits. Stock selection is key to the performance of the Fund.


The portfolio managers seek to identify securities of growth companies with characteristics such as:
o low prices relative to their long-term cash earnings potential
o potential for significant improvement in the company's business
o financial strength
o sufficient liquidity

The Fund also may invest to a lesser extent in debt securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks


The principal risks of investing in this Fund are stock market risk, foreign exposure risk, style risk and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk.


If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              17

--------------------------------------------------------------------------------
Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class A's highest return for a quarter was 17.55% for the quarter ended March 31, 1998. The lowest return for a quarter was -18.10% for the quarter ended September 30, 1998.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class A Shares



                                 [BAR CHART]

                       1998     1997     1996     1995
                       ----     ----     ----     ----
                        14%       6%      12%      14%



Average Annual Total Return
(as of December 31, 1998)



                                              Since
                         1 year             Inception*
                         ------             ----------
GE International
Equity Fund

  Class A                7.37%                7.21%
  Class B                9.67%                7.98%
  Class C               14.17%                8.79%
  Class D               14.60%                9.15%
MSCI EAFE Index         20.00%                7.76%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations): All classes - March 2, 1994


** Since March 1, 1994


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
18   GE Funds
     Prospectus
     Equity Funds

--------------------------------------------------------------------------------
GE Europe Equity Fund


Investment Objective: Seeks long-term growth of capital.



Developed European countries
currently include:


Austria
Belgium
Denmark
Finland
France
Germany
Greece
Ireland
Italy
Luxembourg
the Netherlands
Norway
Portugal
Spain
Sweden
Switzerland
United Kingdom



The Strategy



The GE Europe Equity Fund invests primarily in equity securities of issuers located in developed European countries. The portfolio managers focus on companies that are expected to grow faster than relevant markets and whose security price does not fully reflect their potential growth. Under normal circumstances, the Fund's assets are invested in no fewer than three different countries. The portfolio managers consider the following factors in determining whether a company is located in Europe: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits. Stock selection is key to the performance of the Fund.



The portfolio managers seek to identify securities of growth companies with characteristics such as:

o low prices relative to their long-term cash earnings potential
o potential for significant improvement in the company's business
o financial strength
o sufficient liquidity

The Fund may also invest to a lesser extent in securities of companies representing European emerging market countries, developed or emerging countries outside of Europe (including the United States) and debt securities. European emerging market countries include the Czech Republic, Poland, Hungary, Turkey, Russia and other former republics of the Soviet Union. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks


The principal risks of investing in this Fund are stock market risk, foreign exposure risk and style risk. To the extent that the portfolio managers invest in securities of emerging market countries and debt securities, the Fund would be subject to emerging markets risk, interest rate risk and credit risk.


Because the Fund targets a single region, investors should expect the Fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Europe.

If you would like additional information regarding the risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

Fund Background

Because the Fund is new, it does not have any performance history. Performance information will be included in the Fund's next available annual or semi-annual report.

                                                                      ----------
                                                                              19

--------------------------------------------------------------------------------
GE Emerging
Markets
Fund


Investment Objective: Seeks long-term growth of capital.


The Strategy


The Emerging Markets Fund invests primarily in equity securities of issuers located in emerging markets. The portfolio managers focus on companies that are expected to grow faster than relevant markets and whose security price does not fully reflect its potential growth. Under normal circumstances, the Fund's assets are invested in no fewer than three different countries. The portfolio managers consider which emerging market countries in which to invest based on certain factors, including investment restrictions, tax barriers, local market cycles, economic outlook for growth, currency exchange rates and the political environment. The portfolio managers consider the following factors in determining whether an issuer is located in an emerging market country: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits.


An emerging market country is any country having an economy and market that are (or would be) considered by the World Bank to be emerging or developing, or listed in the Morgan Stanley Capital International Emerging Markets Index. Emerging market countries are located in regions such as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former republics of the Soviet Union and the Eastern Bloc) and Africa.

The portfolio managers seek to identify securities of growth companies with characteristics such as:
o low prices relative to their long-term cash earnings potential
o potential for significant improvement in the company's business
o financial strength
o sufficient liquidity

The Fund may also invest to a lesser extent in securities of companies located in countries other than emerging market countries (including the United States) and debt securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks


The principal risks of investing in this Fund are stock market risk, foreign exposure risk, emerging markets risk and style risk. To the extent that the portfolio managers invest in debt securities, the Fund would be subject to interest rate risk and credit risk.


If you would like additional information regarding the risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.


Fund Background


Because the Fund is new, it does not have any performance history. Performance information will be included in the Fund's next available annual or semi-annual report.

---------------------------------------------------
20   GE Funds                         Income
     Prospectus                       Funds

--------------------------------------------------------------------------------


An investment in a GE Income Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Income Funds is subject to risk, including possible loss of principal invested.



Who may want to invest in a GE Income Fund?



GE Income Funds may be appropriate for your investment portfolio if you:


o seek regular income
o seek lower potential volatility than equity funds over the long term
o want to diversify a portfolio composed mostly of equity investments


The GE Tax-Exempt Fund may be appropriate for your investment portfolio if you

o are in a high tax bracket
o want income that is exempt from federal income tax


GE Income Funds may not be appropriate if you want:


o high potential capital appreciation

Income funds generally invest in debt securities. Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest. Income funds provide regular income and some provide federally tax-exempt income.


The following are important definitions that may be unfamiliar to an investor reading about the GE Income Funds:


Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card receivables or auto loans.

Cash and cash equivalents are highly liquid and highly rated instruments such as commercial paper and bank deposits.

Corporate bonds are debt securities issued by companies.

Foreign debt securities are issued by foreign corporations or governments. They may include the following:
o Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions or by foreign branches of U.S. corporations and financial institutions
o Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.
o Securities denominated in currencies other than U.S. dollars

                                                                      ----------
                                                                              21

--------------------------------------------------------------------------------


High yield securities are debt securities of corporations, preferred stock and convertible bonds and convertible preferred stock rated Ba through C by Moody's or BB through D by S&P (or comparably rated by another nationally recognized statistical rating organization) or, if not rated by Moody's or S&P, are considered by portfolio management to be of equivalent quality. High yield securities include bonds rated below investment grade, sometimes called "junk bonds," and are considered speculative by the major credit rating agencies.



Investment-grade securities are rated Baa or better by Moody's and BBB or better by S&P, or are comparably rated by another nationally recognized statistical rating organization, or, if not rated, are of similar quality to such securities. Securities rated in the fourth highest grade have some speculative elements.



Mortgage-backed securities include securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie
Mac) and other government agencies and private issuers. They may also include collateralized mortgage obligations ("CMOs") which are derivative securities that are fully collateralized by a portfolio of mortgages.



Money market securities are short-term debt securities of the U.S. government, banks and corporations. The Funds may invest in money market securities through investments in the GEI Short-Term Investment Fund (Investment Fund), The Investment Fund is advised by GE Investment Management, which charges no advisory fee for such services.



Municipal securities are debt obligations of local, state or regional governments. Municipal securities generally include both municipal bonds (securities with maturities of more than one year) and municipal notes (securities with maturities of less than one year). They may be a general obligation of the municipality that issued them or they may be secured by the revenues of a special project or facility. Income derived from investments in municipal securities is typically exempt from Federal income tax, however, capital gains are subject to Federal tax.



Repurchase agreements (repos) are used to invest cash on a short-term basis. A seller (bank or broker-dealer) sells securities, usually government securities, to the Fund, agreeing to buy them back at a designated price and time -- usually the next day.



U.S. Government securities are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government Securities are backed by the full faith and credit of the federal government. Other U.S Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are considered highly creditworthy.



Derivative Securities (securities whose values are based on other securities, currencies or indices) include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps, interest-only and principal-only debt securities, mortgage-backed securities like CMO's, and structured securities.



Maturity -- the date on which a debt security matures or when the issuer must pay back the principal amount of the security.


Weighted average maturity -- the length of time in days or years until the average security in a money market or bond fund will mature or be redeemed by its issuer. The average maturity is weighted according to the dollar amounts invested in the various securities in the fund. This measure indicates an income fund's sensitivity to changes in interest rates. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.


Duration -- a mathematical calculation of the average life of a bond (or portfolio of bonds) that serves as a useful measure of the security's sensitivity to changes in interest rates. Each year of duration approximates an expected one percent change in the bond's price for every one percent change in the interest rate.



The above definitions should be read together with the fund summaries on the following pages to the extent applicable.

---------------------
22   GE Funds
     Prospectus
     Income Funds

-------------------------------------------------------------------------------
GE Fixed
Income
Fund


Investment Objective: Seeks maximum income consistent with prudent investment management and the preservation of capital.



The Strategy



GE Fixed Income Fund invests primarily in a variety of debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments. The Fund normally has a weighted average maturity of approximately five to ten years.


The portfolio managers seek to identify debt securities with characteristics such as:
o attractive yields and prices
o the potential for capital appreciation
o reasonable credit quality

The Fund also may invest to a lesser extent in asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.


The Risks


The principal risks of investing in this Fund are interest rate risk, credit risk and prepayment risk. To the extent that the portfolio managers invest in foreign securities, the Fund would be subject to foreign exposure risk. Certain portfolio securities are derivative securities that carry derivatives securities risk.


If you would like additional information regarding the risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              23

--------------------------------------------------------------------------------
Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class A's highest return for a quarter was 5.77% for the quarter ended June 30, 1995. The lowest return for a quarter was -2.53% for the quarter ended March 31, 1994.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class A Shares


                                 [BAR CHART]

                   1998     1997     1996     1995      1994
                   ----     ----     ----     ----      ----
                     8%       8%       3%      17%       -3%


Average Annual Total Return
(as of December 31, 1998)



                                                       Since
                           1 year       5 years      Inception*
                           ------       -------      ----------
GE Fixed Income Fund

  Class A                  2.98%         5.44%         5.44%
  Class B                  4.02%         5.84%         5.85%
  Class C                  7.91%         6.62%         6.54%
  Class D                  8.09%         6.88%         6.85%
LB Aggregate Bond Index    8.67%         7.27%         7.27%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations):
Class A - January 1, 1994
Class B - December 22, 1993
Class C - February 22, 1993
Class D - November 29, 1993



** Since January 1, 1994


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share the assuming the reinvestment of all dividend income and capital gain distributions.

----------------------
24   GE Funds
     Prospectus
     Income Funds

--------------------------------------------------------------------------------
GE
Government
Securities Fund


Investment Objective:

Seeks a high level of current income consistent with safety of principal.

The Strategy


GE Government Securities Fund invests primarily in U.S. Government securities, including mortgage-backed securities, with remaining maturities of one year or more. The Fund normally has an average duration of about three to six years. The Fund invests in securities issued by the:

o U.S. Treasury
o Government National Mortgage Association (Ginnie Mae)
o Federal National Mortgage Association (Fannie Mae)
o Federal Home Loan Mortgage Corporation (Freddie Mac)
o other U.S. Government agencies


No more than 25% of the Fund's assets may be invested in debt securities rated A or lower by Moody's or S&P or comparably rated by another nationally recognized statistical rating organization, and no more than 10% of the Fund's assets may be invested in debt securities rated Baa by Moody's or BBB by S&P or comparably rated by another nationally recognized statistical rating organization.


The portfolio managers seek to identify debt securities with characteristics such as:
o attractive yields and prices
o the potential for capital appreciation
o reasonable credit quality

The Fund also may invest to a lesser extent in corporate debt securities, privately issued mortgage-backed securities, asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks



The principal risks of investing in this Fund are interest rate risk, credit risk and prepayment risk. To the extent that the portfolio managers invest in foreign securities, the Fund also would be subject to foreign exposure risk. Certain portfolio securities are derivative securities that carry derivative securities risk.


If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              25

--------------------------------------------------------------------------------
Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class B's highest return for a quarter was 6.87% for the quarter ended June 30, 1989. The lowest return for a quarter was -4.85% for the quarter ended June 30, 1994.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers Government Bond Index (LB Government Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class B Shares



                                 [BAR CHART]

1998    1997    1996    1995   1994    1993    1992    1991    1990    1989
----    ----    ----    ----   ----    ----    ----    ----    ----    ----
  8%      9%      2%     14%    -9%      8%      8%     14%      9%     13%


Average Annual Total Return

(as of December 31, 1998)




                                                      Since
                    1 year     5 years   10 years   Inception*
                    ------     -------   --------   ----------
GE Government
Securities Fund
   Class A           4.18%      4.11%        -         3.68%
   Class B           5.32%      4.35%     7.19%           -
   Class C           8.75%         -         -         8.64%
LB Government
Bond Index           9.85%      7.18%     9.17%



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations):
Class A - September 8, 1993
Class B - April 22, 1987
Class C - October 28, 1997


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
26   GE Funds
     Prospectus
     Income Funds

--------------------------------------------------------------------------------
GE Short-Term Government Fund

Investment Objective:

Seeks a high level of income consistent with prudent investment management and the preservation of capital.

The Strategy


GE Short-Term Government Fund invests primarily in U.S. Government securities and repurchase agreements secured by U.S. Government securities. The Fund normally has a weighted average maturity of not more than three years. The Fund invests in securities issued or secured by the:

o U.S. Treasury
o Government National Mortgage Association (Ginnie Mae)
o Federal National Mortgage Association (Fannie Mae)
o Federal Home Loan Mortgage Corporation (Freddie Mac)
o other U.S. Government agencies

The portfolio managers seek to identify debt securities with characteristics such as:
o attractive yields and prices
o the potential for capital appreciation
o reasonable credit quality

The Fund also may invest to a lesser extent in a variety of debt securities including corporate debt securities, mortgage-backed securities, asset-backed securities and foreign securities. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Fund's investment strategy may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.


The Risks


The principal risks of investing in this Fund are interest rate risk, credit risk and prepayment risk. Certain portfolio securities are derivative securities that carry derivative securities risk.


If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              27

--------------------------------------------------------------------------------
Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class A's highest return for a quarter was 3.08% for the quarter ended June 30, 1995. The lowest return for a quarter was 0.21% for the quarter ended March 31, 1996.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers 1-3 Year Government Bond Index (LB 1-3 Year Government Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class A Shares


[BAR CHART]


Average Annual Total Return
(as of December 31, 1998)




                                                Since
                           1 year             Inception*
                           ------             ----------
GE Short-Term
Government Fund
  Class A                   3.40%               4.86%
  Class B                   2.75%               5.05%
  Class C                   6.28%               5.69%
  Class D                   6.56%               5.94%
LB 1-3 Year
Government Bond
Index                       6.97%               6.16%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations):
All Classes - March 2, 1994


** Since March 1, 1994



All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
28   GE Funds
     Prospectus
     Income Funds

--------------------------------------------------------------------------------
GE Tax-Exempt Fund

Investment Objective:

Seeks as high a level of income exempt from Federal income taxation as is consistent with preservation of capital.

The Strategy


GE Tax-Exempt Fund invests primarily in investment-grade municipal securities. The portfolio manager manages the Fund so that at least 80% of the Fund's income is exempt from federal personal income tax and the federal alternative minimum tax.



The Fund generally will have an effective duration of 75% to 125% of the duration of the Lehman Brothers 10-Year Municipal Index (Lehman Index). As of December 31, 1998, the duration of the Lehman Index was 6.83 years.


The portfolio manager seeks to identify debt securities with characteristics such as:


o attractive yields and prices
o the potential for income generation
o the potential for capital appreciation
o reasonable credit quality


The Fund also may invest to a lesser extent in tax-free or taxable money market securities and may hold cash. The portfolio manager may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.


The Risks

The principal risks of investing in this Fund are municipal securities risk, interest rate risk and credit risk.

If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              29

--------------------------------------------------------------------------------
Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class A's highest return for a quarter was 6.47% for the quarter ended May 31, 1995. The lowest return for a quarter was -4.30% for the quarter ended March 31, 1994.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Lehman Brothers 10-Year Municipal Index (LB 10-Year Muni Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns

Class A Shares



                                 [BAR CHART]

                1998      1997      1996      1995       1994
                ----      ----      ----      ----       ----
                  5%        7%        4%       15%        -4%



Average Annual Total Return
(as of December 31, 1998)



                                            Since
                        1 Year   5 Years  Inception*
                        ------   -------  ----------
GE Tax-Exempt Fund

  Class A                .58%     4.50%      4.54%
  Class B               1.41%     5.11%      5.09%
  Class C               5.26%         -      5.53%
  Class D               5.98%         -      6.15%
LB 10-Year Muni Index   6.76%     6.35%    6.47%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.


* Inception date (commencement of investment operations):
Class A - September 8, 1993
Class B - September 8, 1993
Class C - September 26, 1997
Class D - September 26, 1997


** Since September 1, 1993


Tax-Exempt Investing/Tax-exempt investing usually benefits investors in higher tax brackets.

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

---------------------
30   GE Funds
     Prospectus
     Income Funds

--------------------------------------------------------------------------------
GE High Yield Fund

Investment Objective:

Seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.


The Strategy



The GE High Yield Fund invests primarily in high yield securities (including bonds rated below investment grade, sometimes called "junk bonds"). The portfolio managers will not sell a particular security only because it is no longer classified as high yield. The Fund may also invest in U.S. Government securities, mortgage-backed securities, investment grade securities, municipal securities, agency securities (securities that are not guaranteed by the U.S. Government, but which are issued, sponsored or guaranteed by a federal agency or federally sponsored agency), and short-term fixed income securities, such as certificates of deposit, treasury bills and commercial paper. The Fund expects to achieve its objective by earning a high rate of current income, although the Fund may seek capital growth opportunities when consistent with its objective. The Fund's average weighted maturity will ordinarily be greater than five years.



The portfolio managers use equity and fixed income valuation techniques, analyses of economic and industry trends and maturity and duration management to determine the portfolio's structure. Individual securities are selected and monitored by fixed income portfolio managers who specialize in corporate bonds and use in-depth financial analysis to uncover opportunities in undervalued issues.


The fund also may invest to a lesser extent in foreign debt securities, including high yield securities of foreign issuers. The Fund also may use derivatives to pursue its portfolio strategy. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Risks

The principal risk of investing in this Fund is high yield securities risk. The Fund is also subject to interest rate risk, credit risk, prepayment risk and style risk. To the extent that the portfolio managers invest in foreign securities and derivatives, the Fund would be subject to foreign exposure risk, emerging markets risk and derivative securities risk.


Because the Fund invests primarily in high yield securities that are considered speculative, investment in the Fund may not be suitable for all investors.


If you would like additional information regarding the risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

Fund Background


Because the Fund is new, it does not have any performance history. Performance information will be included in the Fund's next available annual or semi-annual report



Prior performance information of Miller Anderson & Sherrerd. LLP. the Fund's sub-adviser, can be found under "Prior Performance Information" beginning on page 60.

                                                                      ----------
                                                                              31

--------------------------------------------------------------------------------



                     [This Page Intentionally Left Blank]

--------------------------------------------------
32   GE Funds                  Asset Allocation
     Prospectus                Funds

--------------------------------------------------------------------------------

An investment in a GE Asset Allocation Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other agency. Investment in a GE Asset Allocation Funds is subject to risk, including possible loss of principal invested.



Who may want to invest in a GE Asset Allocation Fund?



An Asset Allocation Fund may be appropriate for your investment portfolio if you:


o seek both capital appreciation and current income
o want a single diversified investment


Asset allocation funds are designed to meet the needs of investors who prefer to have their asset allocation decisions made by professional money managers. They provide an investor with a means to diversify by investing in a core portfolio that typically holds both equity securities and debt securities. Although an investor may achieve the same level of diversification by buying individual GE Equity or Income Funds, the GE Strategic Investment Fund presents a diversification alternative within one fund.

                                                                      ----------
                                                                              33

--------------------------------------------------------------------------------

The following are important definitions that may be unfamiliar to an investor reading about the GE Strategic Investment Fund:



Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Typically, the issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.



Equity securities may include common stocks, preferred stocks, depositary receipts, convertible preferred stocks, convertible bonds, convertible debentures, convertible notes, rights and warrants of U.S. and foreign companies. Stocks represent an ownership interest in a corporation.



Foreign securities include interests in or obligations of entities located outside of the United States. The determination of where an issuer of a security is located will be made by reference to the country in which the issuer (a) is organized, (b) derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed, (c) has at least 50% of its assets situated or (d) has the principal trading market for its securities. Foreign securities may be denominated in non-U.S. currencies and traded outside the United States or may be in the form of depositary receipts. Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.



The above definitions should be read together with the fund summary on the following pages.

---------------------
34   GE Funds
     Prospectus
     Asset Allocation
     Funds

--------------------------------------------------------------------------------
GE
Strategic
Investment
Fund

Investment Objective:

Seeks to maximize total return.

The Strategy


The GE Strategic Investment Fund invests in both equity securities and debt securities. The portfolio managers follow an asset allocation process established by GE Investment Management's Asset Allocation Committee to diversify holdings across asset classes. It is likely that the Fund will maintain a weighting in U.S. equity securities, debt securities and foreign securities based on the relative attractiveness of the asset classes. The Fund invests in equity securities principally for their capital appreciation potential and debt securities principally for their income potential. Within each asset class, the portfolio managers use active security selection to choose securities based on the merits of individual issuers.


The portfolio managers seek to identify equity securities of companies with characteristics such as:
o strong earnings growth
o attractive prices
o a presence in successful industries
o high quality management

The portfolio managers seek to identify debt securities with characteristics such as:
o attractive yields and prices
o the potential for capital appreciation
o reasonable credit quality

The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.

The Fund's asset allocation process may result in a high portfolio turnover rate, which may cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund.

The Risks


The principal risks of investing in this Fund are stock market risk, foreign exposure risk, interest rate risk, credit risk and prepayment risk. Certain portfolio securities are derivative securities that carry derivative securities risk.


If you would like additional information regarding the Fund's investment strategies and risks, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              35

--------------------------------------------------------------------------------

Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown. The bar chart does not reflect the impact of sales charges, which lower the Fund's returns.


During the periods presented in the bar chart, Class A's highest return for a quarter was 11.67% for the quarter ended December 31, 1998. The lowest return for a quarter was -5.88% for the quarter ended September 30, 1998.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the return of the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) and the return of the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index). The table reflects the impact of the Fund's expenses and sales charges for each share class. It assumes that you sold your shares at the end of each period.



Calendar Year Total Returns
Class A Shares



                                 [BAR CHART]

            1998        1997        1996        1995         1994
            ----        ----        ----        ----         ----
             16%         18%         13%         27%          -2%



Average Annual Total Return
(as of December 31, 1998)




                                                      Since
                            1 Year      5 Years    Inception*
                            ------      -------    ----------
GE Strategic
Investment Fund

  Class A                    9.48%      12.77%       12.77%
  Class B                   11.60%      13.45%       13.53%
  Class C                   16.46%      14.32%       13.82%
  Class D                   16.75%      14.62%       14.68%
S&P 500 Index               28.70%      24.08%       24.08%***
LB Aggregate Bond Index      8.67%       7.27%        7.27%***
S&P 500 Index &
LB Aggregate Bond Index**   21.05%      17.33%       17.33%***



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations):
Class A - January 1, 1994
Class B - December 22, 1993
Class C - February 22, 1993
Class D - November 29, 1993



** The S&P 500 Index and the LB Aggregate Bond Index simulates a blended return which is representative of the approximate asset allocation mix of the GE Strategic Investment Fund for the periods presented (composed of 60% S&P 500 Index, 40% LB Aggregate Bond Index). The actual asset allocation mix of the Fund may have varied from time to time.



*** Since January 1, 1994



All mutual funds must use the same formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

--------------------------------------------------
36   GE Funds                         Money
     Prospectus                       Market Funds

--------------------------------------------------------------------------------

Who may want to invest in a GE Money Market Fund?



A Money Market Fund may be appropriate for your portfolio if you:

o want regular income
o are investing for a short-term goal
o want an investment that seeks to maintain a stable share price


A Money Market Fund may not be appropriate if you:

o want a long-term investment
o seek capital appreciation


Money market funds invest in short-term, high quality debt securities. They seek to provide stability of principal and regular income. The income provided by a money market Fund varies with interest rate movements.

                                                                      ----------
                                                                              37

--------------------------------------------------------------------------------


The following are important definitions that may be unfamiliar to an investor reading about the GE Money Market Fund:



U.S. Government Securities are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Some U.S. Government Securities are backed by the full faith and credit of the federal government. Other U.S Government Securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are considered highly creditworthy.


Bank Deposits are cash, checks or drafts deposited in a financial institution for credit to a customer's account. Banks differentiate between demand deposits (checking accounts on which the customer may draw) and time deposits, which pay interest and have a specified maturity or require 30 days' notice before withdrawal.

Certificates of Deposit include short-term debt securities issued by banks.

Eurodollar Deposits are deposits issued in U.S. dollars by foreign banks and foreign branches of U.S. banks.

Variable Rate Securities carry interest rates that may be adjusted periodically to market rates. Interest rate adjustments could increase or decrease the income generated by the securities.

Commercial paper includes short-term debt securities issued by banks, corporations and other borrowers.

Repurchase Agreements (repos) are transactions in which a security (usually a government security) is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date -- usually the next day.

Foreign debt securities are issued by foreign corporations and governments. They may include the following:

o Eurodollar Bonds, which are dollar-denominated securities issued outside the U.S. by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions

o Yankee Bonds, which are dollar-denominated securities issued by foreign issuers in the U.S.



The above definitions should be read together with the fund summary on the following pages.

---------------------
38   GE Funds
     Prospectus
     Money Market
     Funds

--------------------------------------------------------------------------------

GE Money
Market
Fund

Investment Objective:

Seeks a high level of current income consistent with the preservation of capital and maintenance of liquidity.

The Strategy


The GE Money Market Fund invests primarily in short-term, U.S. dollar-denominated money market instruments. The Fund's investments may include government securities, repurchase agreements, commercial paper, variable rate securities, foreign securities and deposits of domestic and foreign banks. The portfolio manager limits investments to high quality securities with maturities of up to 13 months and limits the average maturity to 90 days.



The Fund invests consistent with regulatory standards governing security quality, maturity and portfolio diversification. The Fund may invest more than 25% of its total assets in the banking industry. Changes in banking regulations or the economy can have a significant negative impact on the banking industry.



All of the Fund's assets are rated in the two highest short-term rating categories (or their unrated equivalents), and 95% of its assets are rated in the highest rating category (or its unrated equivalent), by a nationally recognized statistical rating organization. Additional information about the money market securities in which the Fund may invest, including rating categories, is contained in the statement of additional information.


The Risks

The principal risks of investing in this Fund are interest rate risk, credit risk and foreign exposure risk.


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's yield will change due to movements in current short-term interest rates and market conditions. A change in interest rates or default on the Fund's investments could cause the Fund's share price to decline below $1.00.


If you would like additional information regarding the investment strategies and risks associated with this Fund, please refer to "More on Strategies and Risks" later in this Prospectus.

                                                                      ----------
                                                                              39

--------------------------------------------------------------------------------
Fund Performance


The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.



During the periods presented in the bar chart, the Fund's highest return for a quarter was 1.42% for the quarter ended March 31, 1995. The Fund's lowest return for a quarter was 0.69% for the quarter ended March 31, 1994. The Fund's seven day yield was 4.68% and the seven day effective yield was 4.79% as of December 31, 1998.



The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the 90 Day Treasury Bill Rate (90 Day T-Bill). The table reflects the impact of the Fund's expenses. It assumes that you sold your shares at the end of each period.


Calendar Year Total Returns


                                 [BAR CHART]

            1998        1997        1996        1995         1994
            ----        ----        ----        ----         ----
              5%          5%          5%          6%           4%



Average Annual Total Return
(as of December 31, 1998)



                                                   Since
                        1 Year       5 Years     Inception*
                        ------       -------     ----------
GE Money Market Fund    5.13%         4.98%        4.65%
90 Day T-Bill           4.88%         5.05%        4.76%**



Both the bar chart and table assume reinvestment of dividends and distributions. If GE Investment Management had not reduced certain expenses during the periods shown, the Fund's total returns would have been lower. As with all mutual funds, past performance is not an indication of future performance.



* Inception date (commencement of investment operations): February 22, 1993



** Since March 1, 1993


All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.

--------------------------------------------------
40   GE Funds                        Fund Expenses
     Prospectus

--------------------------------------------------------------------------------


The following tables show what it will cost you directly or indirectly to invest in a Fund.



Shareholder transaction expenses, if any, are paid directly from your account and are not reflected in the share price.




                                                                                                        GE
                                                             GE                              GE        Small-                 GE
                                                 GE        Premier     GE         GE       Mid-Cap      Cap         GE     Interna-
                                                U.S.       Growth     Value     Mid-Cap     Value      Value      Global    tional
                                               Equity      Equity     Equity     Growth     Equity     Equity     Equity    Equity
Shareholder Transaction Expenses*               Fund        Fund       Fund       Fund       Fund       Fund       Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (load)
Imposed on Purchases of Shares
(as a percentage of offering price):

Class A**                                       5.75%       5.75%      5.75%      5.75%       5.75%      5.75%      5.75%     5.75%
Classes B, C and D                               None        None       None       None        None       None       None      None

Maximum Sales Charge (load)
Imposed on Reinvested Dividends
(as a percentage of offering price):
All Classes                                      None        None       None       None        None       None       None      None

Maximum Contingent Deferred Sales Charge
(as a percentage of redemption proceeds):**

Class A***                                       1.0%        1.0%       1.0%       1.0%        1.0%       1.0%       1.0%      1.0%
Class B                                          4.0%        4.0%       4.0%       4.0%        4.0%       4.0%       4.0%      4.0%
Classes C and D                                  None        None       None       None        None       None       None      None

Redemption Fee: All Classes                      None        None       None       None        None       None       None      None

Exchange Fee: All Classes                        None        None       None       None        None       None       None      None

                                                                      ----------
                                                                              41

--------------------------------------------------------------------------------


                                                                                          GE
                                                                              GE        Short-                        GE
                                              GE         GE        GE       Govern-      term       GE      GE    Strategic    GE
                                            Europe    Emerging    Fixed      ment       Govern-    Tax-    High     Invest-   Money
                                            Equity    Markets     Income   Securities    ment     Exempt   Yield     ment     Market
Shareholder Transaction Expenses*            Fund      Fund        Fund       Fund       Fund      Fund    Fund      Fund      Fund
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (load)
Imposed on Purchases of
Shares as a percentage
of offering price):

Class A**                                   5.75%      5.75%      4.25%      4.25%       2.50%     4.25%     4.25%     5.75%    N/A
Classes B, C and D                           None       None       None       None        None      None      None      None    N/A

Maximum Sales Charge (load)
Imposed on Reinvested
Dividends (as a percentage
of offering price):
All Classes                                  None       None       None       None        None      None      None      None    N/A

Maximum Contingent Deferred
Sales Charge (as a percentage
of redemption proceeds):**

Class A***                                   1.0%       1.0%       1.0%       1.0%        1.0%      1.0%      1.0%      1.0%    N/A
Class B                                      4.0%       4.0%       3.0%       3.0%        3.0%      3.0%      3.0%      4.0%    N/A
Classes C and D                              None       None       None       None        None      None      None      None    N/A

Redemption Fee: All Classes                  None       None       None       None        None      None      None      None    N/A

Exchange Fee: All Classes                    None       None       None       None        None      None      None      None    N/A


* Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in the Funds, which fees are not reflected in the fee table.


** The sales charge and contingent deferred sales charge ("CDSC") set out in the above table are the maximum charges imposed on purchases or redemptions of shares. Investors may pay actual charges that are less depending on the amount purchased and in the case of the Class B shares, the length of time the shares are held. A maximum CDSC of 5% will be imposed on Class B shares issued or exchanged in connection with the combination of certain GE Funds and Investors Trust. Investors Trust is a family of mutual funds formerly distributed by GNA Distributors, Inc., an affiliate of GE Investment Management, the Trust's investment adviser and administrator. See "How To Invest: How to Redeem Shares."


*** Expenses shown above would be increased by the imposition of the 1% CDSC for redemption of shares that were not subject to a front-end sales charge by virtue of being part of a purchase of $1 million or more. This CDSC does not apply to redemptions under a systematic withdrawal plan.

+ GE Money Market Fund does not currently offer multiple classes of shares. No sales charges, redemption fees or exchange fees are assessed by the Trust with respect to shares of GE Money Market Fund.

---------------------
42   GE Funds
     Prospectus
     Fund Expenses

--------------------------------------------------------------------------------

Annual fund operating expenses come out of a Fund's assets and are reflected in the Fund's share price and dividends.



The figures below are based upon operating expenses anticipated to be incurred during the current fiscal year. Accordingly, these figures may not



-----------------------------------------------------------------------------------------------------------------------------------
Annual Fund
Operating
Expenses
(as a percentage of
average net assets)

                                                       GE                           GE       GE
                                           GE          Premier GE       GE          Mid-Cap  Small-Cap   GE         GE
                                           U.S.        Growth  Value    Mid-Cap     Value    Value       Global     International
                                           Equity      Equity  Equity   Growth      Equity   Equity      Equity     Equity
                                           Fund        Fund*   Fund     Fund*       Fund**   Fund**      Fund       Fund*
-----------------------------------------------------------------------------------------------------------------------------------
Advisory and Administration Fees:***
All Classes                                 .40%       .60%      .55%    .60%        .80%     .70%       .75%         .80%

Distribution and Service (12b-1) fees:
Class A                                     .50%       .50%      .50%    .50%        .50%     .50%       .50%         .50%
Class B                                    1.00%      1.00%     1.00%   1.00%       1.00%    1.00%      1.00%        1.00%
Class C                                     .25%       .25%      .25%    .25%        .25%     .25%       .25%         .25%
Class D                                     None       None      None    None        None     None       None         None

Other Expenses:****
All Classes                                 .22%       .35%      .29%    .40%        .39%     .49%       .47%         .47%

Total Operating Expenses:
Class A                                    1.12%      1.45%     1.34%   1.50%       1.69%    1.69%      1.72%        1.77%
Class B                                    1.62%      1.95%     1.84%   2.00%       2.19%    2.19%      2.22%        2.27%
Class C                                     .87%      1.20%     1.09%   1.25%       1.44%    1.44%      1.47%        1.52%
Class D                                     .62%       .95%      .84%   1.00%       1.19%    1.19%      1.22%        1.27%

Waiver and/or Reimbursement:                  ++       .05%      .00%    .10%        .29%     .29%       .12%         .17%

Net Operating Expenses: +
Class A                                       ++      1.40%     1.34%   1.40%       1.40%    1.40%      1.60%        1.60%
Class B                                       ++      1.90%     1.84%   1.90%       1.90%    1.90%      2.10%        2.10%
Class C                                       ++      1.15%     1.09%   1.15%       1.15%    1.25%      1.35%        1.35%
Class D                                       ++       .90%      .84%    .90%        .90%    1.00%      1.10%        1.10%

                                                                      ----------
                                                                              43

--------------------------------------------------------------------------------

be the same as figures that appear in the Annual Report dated September 30, 1998.



Annual Fund                                                                  GE
Operating                      GE          GE          GE       GE           Short-        GE        GE       GE           GE
Expenses                       Europe      Emerging    Fixed    Government   Term          Tax-      High     Strategic    Money
(as a percentage of            Equity      Markets     Income   Securities   Government    Exempt    Yield    Investment   Market
average net assets)            Fund**      Fund**      Fund     Fund         Fund*         Fund      Fund     Fund         Fund
-----------------------------------------------------------------------------------------------------------------------------------
 Advisory and Administration
   Fees:***
 All Classes                   1.05%       1.20%        .35%      .40%        .30%         .35%       .60%     .35%        .25%

 Distribution and Service
   (12b-1) fees:                                                                                                           None
 Class A                        .50%        .50%        .50%      .50%        .50%         .50%       .50%     .50%
 Class B                       1.00%       1.00%       1.00%     1.00%        .85%        1.00%      1.00%    1.00%
 Class C                        .25%        .25%        .25%      .25%        .25%         .25%       .25%     .25%
 Class D                        None        None        None      None        None         None       None     None

 Other Expenses:****
 All Classes                    .39%        .39%        .32%      .23%        .46%         .46%       .27%     .30%        .32%

 Total Operating Expenses:                                                                                                 .57%
 Class A                       1.94%       2.09%       1.17%     1.13%       1.26%        1.31%      1.37%    1.15%
 Class B                       2.44%       2.59%       1.67%     1.63%       1.61%        1.81%      1.87%    1.65%
 Class C                       1.69%       1.84%        .92%      .88%       1.01%        1.06%      1.12%     .90%
 Class D                       1.44%       1.59%        .67%      .63%        .76%         .81%       .87%     .65%

 Waiver and/or Reimbursement:   .24%        .24%        .12%      .03%        .31%         .21%       .17%     .00%        .07%

 Net Operating Expenses: +                                                                                                 .50%
 Class A                       1.70%       1.85%       1.05%     1.10%        .95%        1.10%      1.20%    1.15%
 Class B                       2.20%       2.35%       1.55%     1.60%       1.30%        1.60%      1.70%    1.65%
 Class C                       1.45%       1.60%        .80%      .85%        .70%         .85%       .95%     .90%
 Class D                       1.20%       1.35%        .55%      .60%        .45%         .60%       .70%     .65%


* With respect to GE Premier Growth Equity Fund, GE Mid-Cap Growth Fund, GE International Equity Fund and GE Short-Term Government Fund, administration fees (amounting to .05%) and advisory fees are imposed pursuant to separate contracts.

** Other Expenses for the GE Mid-Cap Value Equity Fund, GE Small-Cap Value Equity Fund, GE Europe Equity Fund, GEEmerging Markets Fund and GEHigh Yield Fund are based on estimated amounts to be charged in the current fiscal year.

*** The nature of the services provided to, and the advisory and administration fees paid by, each Fund are described under "About the Investment Adviser."


**** "Other expenses" includes fees for shareholder services other than those borne by a Fund (under a shareholder servicing and distribution plan adopted by the GE Funds). Such fees include custodial fees, legal and accounting fees, printing costs and registration fees, the costs of regulatory compliance and membership in the mutual fund industry trade organization, the costs associated with maintaining the GE Funds' legal existence and the costs involved in communicating with shareholders of the Funds.



+ The fee table reflects contractual arrangements with GE Investment Management to limit "Other Expenses" and/or reduce "Advisory and Administration Fees" of each class of certain funds on an annualized basis through the fiscal year ended September 30, 1999.



++ GE Investment Management has voluntarily agreed to limit "Total Operating Expenses" of the GE U.S. Equity Fund so that expenses of the Fund's Class A, Class B, Class C and Class D shares do not exceed 1.00%, 1.50%, .75% and .50%, respectively. This agreement may be discontinued at any time.

---------------------
44   GE Funds
     Prospectus
     Fund Expenses

--------------------------------------------------------------------------------

The Impact     These examples are intended to help you compare the cost of
of Fund        investing in a Fund with the cost of investing in other mutual
Expenses       funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return. The examples also assume that you either redeemed all of your shares at the end of



------------------------------------------------------------------------------------------------------------------------------------
Examples+
                                                You would pay the following                       You would pay the following
                                           expenses on a $10,000 investment,                 expenses on a $10,000 investment,
                                                        assuming redemption:                           assuming no redemption:
                                      1 Year   3 Years   5 Years   10 Years**           1 Year   3 Years   5 Years   10 Years**
-----------------------------------------------------------------------------------------------------------------------------------
 GE U.S. Equity Fund:

 Class A                                $671    $  899   $ 1,145     $1,848               $671    $  899    $1,145     $1,848
 Class B                                $553    $  699   $   869     $1,649               $153    $  499    $  869     $1,649
 Class C                                $ 77    $  265   $   470     $1,060               $ 77    $  265    $  470     $1,060
 Class D                                $ 51    $  186   $   334     $  762               $ 51    $  186    $  334     $  762

 GE Premier Growth Equity Fund:

 Class A                                $709    $1,002   $ 1,317     $2,206               $709    $1,002    $1,317     $2,206
 Class B                                $593    $  807   $ 1,047     $2,015               $193    $  607    $1,047     $2,015
 Class C                                $117    $  376   $   655     $1,449               $117    $  376    $  655     $1,449
 Class D                                $ 92    $  298   $   520     $1,161               $ 92    $  298    $  520     $1,161

 GE Value Equity Fund:

 Class A                                $705    $  978   $ 1,272     $2,105               $705    $  978    $1,272     $2,105
 Class B                                $588    $  782   $ 1,001     $1,913               $188    $  582    $1,001     $1,913
 Class C                                $112    $  350   $   606     $1,340               $112    $  350    $  606     $1,340
 Class D                                $ 87    $  271   $   471     $1,049               $ 87    $  271    $  471     $1,049

 GE Mid-Cap Growth Fund:

 Class A                                $709    $1,012   $ 1,337     $2,253               $709    $1,012    $1,337     $2,253
 Class B                                $593    $  817   $ 1,068     $2,063               $193    $  617    $1,068     $2,063
 Class C                                $117    $  388   $   676     $1,501               $117    $  388    $  676     $1,501
 Class D                                $ 92    $  308   $   542     $1,214               $ 92    $  308    $  542     $1,214

 GE Mid-Cap Value Equity Fund:

 Class A                                $709    $1,049   $ 1,412     $2,430               $709    $1,049    $1,412     $2,430
 Class B                                $593    $  856   $ 1,145     $2,245               $193    $  856    $1,145     $2,245
 Class C                                $117    $  426   $   757     $1,695               $117    $  426    $  757     $1,695
 Class D                                $ 92    $  348   $   625     $1,414               $ 92    $  348    $  625     $1,414

 GE Small-Cap Value Equity Fund:

 Class A                                $709    $1,049   $ 1,412     $2,430               $709    $1,049    $1,412     $2,430
 Class B                                $593    $  856   $ 1,145     $2,245               $193    $  856    $1,145     $2,245
 Class C                                $117    $  426   $   757     $1,695               $117    $  426    $  757     $1,695
 Class D                                $ 92    $  348   $   625     $1,414               $ 92    $  348    $  625     $1,414


 GE Global Equity Fund:

 Class A                                $728    $1,074   $ 1,443     $2,477               $728    $1,074    $1,443     $2,477
 Class B                                $613    $  882   $ 1,178     $2,293               $213    $  682    $1,178     $2,293
 Class C                                $137    $  453   $   790     $1,745               $137    $  453    $  790     $1,745
 Class D                                $112    $  375   $   658     $1,465               $112    $  375    $  658     $1,465

 GE International Equity Fund:

 Class A                                $728    $1,084   $ 1,463     $2,523               $728    $1,084    $1,463     $2,523
 Class B                                $613    $  892   $ 1,198     $2,340               $213    $  692    $1,198     $2,340
 Class C                                $137    $  463   $   812     $1,795               $137    $  463    $  812     $1,795
 Class D                                $112    $  385   $   680     $1,517               $112    $  385    $  680     $1,517

                                                                      ----------
                                                                              45

--------------------------------------------------------------------------------

               each period shown or you did not redeem your shares. The examples should not be considered to be a representation of past or future expenses of a Fund. Actual expenses may be greater or less than those shown.


                                                You would pay the following                       You would pay the following
                                           expenses on a $10,000 investment,                 expenses on a $10,000 investment,
                                                        assuming redemption:                           assuming no redemption:
                                      1 Year   3 Years   5 Years   10 Years**           1 Year   3 Years   5 Years   10 Years**
-----------------------------------------------------------------------------------------------------------------------------------
 GE Europe Equity Fund:

 Class A                                $738    $1,126   $ 1,539     $2,686               $738    $1,126    $1,539     $2,686
 Class B                                $623    $  936   $ 1,276     $2,507               $223    $  736    $1,276     $2,507
 Class C                                $147    $  508   $   893     $1,973               $147    $  508    $  893     $1,973
 Class D                                $122    $  431   $   762     $1,700               $122    $  431    $  762     $1,700

 GE Emerging Markets Fund:

 Class A                                $752    $1,169   $ 1,611     $2,834               $752    $1,169    $1,611     $2,834
 Class B                                $638    $  981   $ 1,351     $2,658               $238    $  781    $1,351     $2,658
 Class C                                $163    $  554   $   971     $2,134               $163    $  554    $  971     $2,134
 Class D                                $137    $  477   $   841     $1,865               $137    $  477    $  841     $1,865

 GE Fixed Income Fund:

 Class A                                $528    $  769   $ 1,030     $1,773               $528    $  769    $1,030     $1,773
 Class B                                $458    $  714   $   895     $1,704               $158    $  514    $  895     $1,704
 Class C                                $ 82    $  281   $   497     $1,119               $ 82    $  281    $  497     $1,119
 Class D                                $ 56    $  202   $   361     $  822               $ 56    $  202    $  361     $  822

 GE Government Securities Fund:

 Class A                                $532    $  766   $ 1,018     $1,738               $532    $  766    $1,018     $1,738
 Class B                                $463    $  711   $   883     $1,669               $163    $  511    $  883     $1,669
 Class C                                $ 87    $  278   $   485     $1,081               $ 87    $  278    $  485     $1,081
 Class D                                $ 61    $  199   $   348     $  783               $ 61    $  199    $  348     $  783

 GE Short-Term Government Fund:

 Class A                                $345    $  609   $   894     $1,704               $345    $  609     $ 894     $1,704
 Class B                                $432    $  677   $   845     $1,694               $132    $  477     $ 845     $1,694
 Class C                                $ 72    $  290   $   526     $1,205               $ 72    $  290     $ 526     $1,205
 Class D                                $ 46    $  211   $   391     $  911               $ 46    $  211     $ 391     $  911

 GE Tax-Exempt Fund:

 Class A                                $532    $  802   $ 1,092     $1,916               $532    $  802    $1,092     $1,916
 Class B                                $463    $  748   $   959     $1,848               $163    $  548     $ 959     $1,848
 Class C                                $ 87    $  316   $   563     $1,273               $ 87    $  316     $ 563     $1,273
 Class D                                $ 61    $  237   $   428     $  980               $ 61    $  237     $ 428     $  980

 GE High Yield Fund:

 Class A                                $542    $  825   $ 1,130     $1,998               $542    $  825    $1,130     $1,998
 Class B                                $473    $  672   $   998     $1,933               $173    $  572    $  998     $1,933
 Class C                                $ 97    $  340   $   602     $1,358               $ 97    $  340    $  602     $1,358
 Class D                                $ 72    $  261   $   467     $1,065               $ 72    $  261    $  467     $1,065

 GE Strategic Investment Fund:

 Class A                                $685    $  919   $ 1,172     $1,892               $685    $  919    $1,172     $1,892
 Class B                                $568    $  720   $   897     $1,694               $168    $  520    $  897     $1,694
 Class C                                $ 92    $  287   $   498     $1,108               $ 92    $  287    $  498     $1,108
 Class D                                $ 66    $  208   $   362     $  810               $ 66    $  208    $  362     $  810

 GE Money Market Fund                   $ 51    $  175   $   311     $  706               $ 51    $  175    $  311     $  706


+ The expenses shown above for each Fund, other than the GE U.S. Equity Fund, reflect GE Investment Management's agreement to reduce or otherwise limit the Fund's expenses for the first year of each period noted.

* Expenses shown above would be increased by the imposition of the 1% CDSC for redemptions of shares which were not subject to a front-end sales charge by virtue of being part of a purchase of $1 million or more.


** Expenses for Class B shares shown above reflect the conversion of Class B shares into Class A shares after six years. Class B shares originally purchased through the Investors Trust Funds will convert to Class A shares after eight years.

-------------------------------------
46  GE Funds           More on
    Prospectus         Strategies
                       and Risks

-------------------------------------------------------------------------------
More on Risks


Like all mutual funds, investing in the GE Funds involves risk factors and special considerations. A Fund's risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in a Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that a Fund will achieve its investment objective. Investing in shares of a Fund should not be considered a complete investment program. The share value of the Equity Funds, Income Funds and Asset Allocation Funds will rise and fall. Although the GE Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.



One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes -- such as stocks, bonds and cash -- and within an asset class -- such as small-cap and large-cap stocks -- can help you manage risk and achieve the results you need to comfortably reach your financial goals.


For more information about the risks associated with the Funds, please see the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus.


Credit Risk: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.


High Yield Securities Risk: Below investment-grade securities, sometimes called "junk bonds," are considered speculative. These securities have greater risk of default than higher rated securities. The market value of below investment-grade securities is more sensitive to individual corporate developments and economic changes than higher rated securities. The market for below investment-grade securities may be less active than for higher rated securities, which can adversely affect the price at which these securities may be sold. Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and calculating a Fund's net asset value. In addition, a Fund may incur additional expenses if a holding defaults and a Fund has to seek recovery of its principal investment. Below investment-grade securities may also present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market the Fund would have to replace the security with a lower yielding security resulting in a decreased return for investors.

                                                                      ----------
                                                                              47

--------------------------------------------------------------------------------

Emerging Markets Risk: Emerging markets securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Fund investing in emerging markets countries may be required to establish special custody or other arrangements before investing.


Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect a Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle. Less information may be available about foreign entities. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

o Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including Depositary Receipts, also are subject to currency risk based on their related investments.
o Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on a Fund's foreign investments.
o Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

-------------------------------------
48  GE Funds           More on
    Prospectus         Strategies
                       and Risks

--------------------------------------------------------------------------------

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may underperform other funds that employ a different style. A Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing, as well as those focusing on large, medium, or small company securities.


o Growth Investing Risk: Growth Stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds will typically underperform when value investing is in favor.
o Value Investing Risk: Undervalued stocks may not realize their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.
o High Yield Value Investing Risk: The GE High Yield Fund is subject to the risk that the Fund will not benefit from the price appreciation (and may be harmed by price depreciation) of individual securities.
o Mid-Cap Company Risk: Investments in securities of mid-cap companies entail greater risks than investments in larger, more established companies. Mid-cap companies tend to have more narrow product lines, more limited financial resources and a more limited trading market for their stocks, as compared with larger companies. As a result, their stock prices may decline significantly as market conditions change.
o Small-Cap Company Risk: Investing in securities of small-cap companies may involve greater risks than investing in larger, more established issuers. Smaller companies may have limited product lines, markets or financial resources. Their securities may trade less frequently and in more limited volume than securities of larger, more established companies. In addition, smaller companies are typically subject to greater changes in earnings and business prospects than are larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more than other stocks. Although investing in small-cap companies offers potential for above-average returns, the companies may not succeed and the value of stock shares could decline significantly.


Derivative Securities Risk: Derivative securities (securities whose values are based on other securities, currencies or indices) include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps and structured securities. Derivative securities may be used as a direct investment or as a hedge for a Fund's portfolio or a portion of a portfolio. Hedging involves using a security to offset investment risk. Hedging may include reducing the risk of a position held in a portfolio. Hedging and other investment techniques also may be used to increase a Fund's exposure to a particular investment strategy. If the portfolio manager's judgment of market conditions proves incorrect or the strategy does not correlate well with a Fund's investments, the use of derivatives could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase a Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised.


Illiquid Securities Risk: Illiquid securities may be difficult to resell at approximately the price they are valued in the ordinary course of business in seven days or less. When investments cannot be sold readily at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the security at all, or forego other investment opportunities, all of which may have an impact on the Fund.


Interest Rate Risk: Bond prices rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

                                                                      ----------
                                                                              49

--------------------------------------------------------------------------------

Stock Market Risk: A Fund's share price will move up and down in reaction to stock market movements. Stock prices change daily in response to company activity and general economic and market conditions. A Fund's investments in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of equity securities may decline. Also, equity securities are subject to the risk that a particular issuer's securities may decline in value, even during periods when equity securities in general are rising. Additional stock market risks may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk.


Municipal Securities Risk: Municipal securities are backed by the entities that issue them and/or other revenue streams. Like other debt securities, prices of municipal debt securities are affected inversely by changes in interest rates and by changes in the credit rating or financial condition of the issuer. Income derived from investments in municipal securities typically is exempt from Federal income tax, however capital gains are subject to Federal tax. Some municipal securities are insured and guarantee the timely payment of interest and repayment of principal.


Prepayment Risk: Prices and yields of mortgage-backed securities assume the securities will be redeemed at a given time. When interest rates decline, mortgage-backed securities experience higher prepayments because the underlying mortgages are repaid earlier than expected. A Fund's portfolio manager may be forced to invest the proceeds from prepaid mortgage-backed securities at lower rates, which results in a lower return for the Fund. When interest rates increase, mortgage-backed securities experience lower prepayments because the underlying mortgages may be repaid later than expected. This typically reduces the value of the underlying securities.


Repurchase and Reverse Repurchase Agreements Risk: A Fund entering into a repurchase agreement may suffer a loss if the other party to the transaction defaults on its obligations and could be delayed or prevented from exercising its rights to dispose of the underlying securities. The value of the underlying securities might decline while the Fund seeks to assert its rights. The Fund could incur additional expenses in asserting its rights or may lose all or part of the income from the agreement. A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase at a higher price under the agreement.



Restricted Securities Risk: Restricted securities may be subject to legal restraints and, therefore, are typically less liquid than other securities. The prices received from reselling restricted securities in privately negotiated transactions may be less than those originally paid by a Fund. Companies whose securities are restricted are not subject to the same investor protection requirements as publicly traded securities.

-----------------------
50  GE Funds
    Prospectus

-------------------------------------------------------------------------------
Other Risk Considerations

EURO Conversion: On January 1, 1999, eleven of the fifteen member countries of the European Economic and Monetary Union (Participating Countries) established fixed conversion rates between their existing sovereign currencies and the EURO, a new common currency in Europe. The introduction of the EURO may result in uncertainties for securities of European companies, European markets and the operation of the Funds. The redenomination of certain European debt and equity securities over a period of time may result in differences in various accounting, tax and/or legal treatments that would not otherwise occur. Market disruptions may occur that could adversely affect the value of European securities and currencies held by the Funds. Other risks relate to the ability of financial institution systems to process EURO transactions.


GE Investment Management has addressed EURO conversion issues in a broad range of areas, including internal business applications, trading systems and accounting systems. In addition, GE Investment Management has worked closely with the Funds' major service providers to address the issue. It is possible, however, that the markets for securities in which certain Funds invest may be adversely affected by the conversion to the EURO. Furthermore, individual issuers may suffer increased costs and decreased earnings due to the long-term impact of EURO conversion.


Year 2000: Like other business organizations and individuals around the world, each of the Funds could be adversely affected if the computer systems used by its Investment Managers and external service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." GE Investment Management is engaged in a multi-year effort to address the Year 2000 Problem in a broad range of areas, including internal business applications, process-enabling systems and facilities. In addition, efforts are underway to track each of the Funds' major service providers to see what they have completed, or have undertaken to address the Year 2000 Problem. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


Furthermore, it is possible that the markets for securities in which the Funds invest may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Problem than major U.S. entities, which could have a greater impact on certain GE Funds' investments that are more sensitive to these risks.


-------------------------------------------------------------------------------
More on Investment Strategies


A Fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Funds' Board of Trustees. No Fund is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which are discussed in the Funds' SAI.

                                                                      ----------
                                                                              51

--------------------------------------------------------------------------------

Holding Cash and Temporary Defensive Positions: Under normal circumstances, each Fund may hold cash and/or money market instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. A Fund may from time to time take temporary defensive positions when the portfolio manager believes that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio manager may (i) without limit hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which a Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies. The Funds, other than the Money Market Fund, may invest in money market instruments directly or indirectly through investment in the GEI Short-Term Investment Fund ("Investment Fund"). The Investment Fund is advised by GE Investment Management, which charges no advisory fee to the Fund.


To the extent that a Fund, other than the GE Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective.


Various investment techniques are utilized by a Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. For certain Funds, these techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of a Fund's portfolio of investments and are not used for leverage. To the extent that a Fund employs these techniques, the Fund would be subject to derivative securities risk.


The following tables summarize each Fund's investment policies and limitations. Percentage figures refer to the percentage of a Fund's assets that may be invested in accordance with the indicated policy.

-----------------------------
52    GE Funds Prospectus
      More on Strategies
      and Risks

--------------------------------------------------------------------------------

                                          Reverse      Non-Publicly          Structured    Purchasing and       Purchasing and
                              Repurchase  Repurchase   Traded and Illiquid   and Indexed   Writing Securities   Writing Securities
                              Agreements  Agreements   Securities            Securities    Options              Index Options
                              ----------  -----------  --------------------  ------------  -------------------  ------------------
GE U.S. Equity Fund              Yes          No             Yes                  No             Yes                  Yes

GE Premier Growth Equity
  Fund                           Yes          No             Yes                  No             Yes                  Yes

GE Value Equity Fund             Yes          Yes            Yes                  No             Yes                  Yes

GE Mid-Cap Growth Fund           Yes          No             Yes                  No             Yes                  Yes

GE Mid-Cap Value Equity Fund     Yes          No             Yes                  Yes            Yes                  Yes

GE Small-Cap Value Equity
  Fund                           Yes          Yes            Yes                  No             Yes                  Yes

GE Global Equity Fund            Yes          No             Yes                  No             Yes                  Yes

GE International Equity
  Fund                           Yes          No             Yes                  No             Yes                  Yes

GE Europe Equity Fund            Yes          Yes            Yes                  Yes            Yes                  Yes

GE Emerging Markets Fund         Yes          Yes            Yes                  No             Yes                  Yes

GE Fixed Income Fund             Yes          No             Yes                  Yes            Yes                  Yes

GE Government Securities
  Fund                           Yes          Yes            Yes                  Yes            Yes                  Yes

GE Short-Term Government
  Fund                           Yes          No             Yes                  Yes            Yes                  Yes

GE Tax-Exempt Fund               Yes          Yes            Yes                  No             Yes                  Yes

GE High Yield Fund               Yes          Yes            Yes                  Yes            Yes                  Yes

GE Strategic Investment Fund     Yes          No             Yes                  Yes            Yes                  Yes

GE Money Market Fund             Yes          Yes            No                   No             No                   No


                                                                      ----------
                                                                              53

--------------------------------------------------------------------------------



                                                                                     Maximum
                                                                        Maximum      Investment in          Maximum      When-Issued
                           Futures on   Forward        Options on       Investment   Below-Investment       Investment   and Delayed
                           Options on   Currency       Foreign          in Debt      Grade Debt             in Foreign   Delivery
                           Futures      Transactions   Currencies       Securities   Securities             Securities   Securities
                           -----------  -------------  -----------  ---------------  ---------------------  -----------  -----------

GE U.S. Equity Fund             Yes           Yes            Yes                35%                     5%      15%*          Yes

GE Premier Growth
  Equity Fund                   Yes           Yes            No                 35%                     5%      25%*          Yes

GE Value Equity Fund            Yes           Yes            Yes                35%                     5%      25%*          Yes

GE Mid-Cap Growth Fund          Yes           Yes            Yes    35% (maximum of      10% in BB or B by      35%*          Yes
                                                                      25% in BBB by         S&P or Ba or B
                                                                        S&P, Baa by          by Moody's or
                                                                         Moody's or             equivalent
                                                                         equivalent

GE Mid-Cap Value Equity
  Fund                          Yes           Yes            Yes                35%      15% in securities      15%*          Yes
                                                                                        rated BBB or below
                                                                                          by S&P or Baa or
                                                                                          below by Moody's
                                                                                             or equivalent

GE Small-Cap Value Equity
  Fund                          No            No             No                 35%                    10%      10%*          Yes

GE Global Equity Fund           Yes           Yes            Yes                35%                     5%     100%           Yes

GE International Equity
  Fund                          Yes           Yes            Yes                35%                     5%     100%           Yes

GE Europe Equity Fund           Yes           Yes            Yes                35%                    15%     100%           Yes

GE Emerging Markets Fund        Yes           Yes            Yes                35%      10% in BB or B by     100%           Yes
                                                                                         S&P or Ba or B by
                                                                                                Moody's or
                                                                                                equivalent

GE Fixed Income Fund            Yes           Yes            Yes      100% (maximum      10% in BB or B by      35%*          Yes
                                                                      of 25% BBB by      S&P or Ba or B by
                                                                      S&P or Baa by             Moody's or
                                                                         Moody's or             equivalent
                                                                        equivalent)

GE Government Securities
  Fund                          Yes           Yes            Yes      100% (maximum                   None      35%*          Yes
                                                                      of 10% in BBB
                                                                      by S&P or Baa
                                                                      by Moody's or
                                                                        equivalent;
                                                                     maximum of 25%
                                                                   in A or lower by
                                                                    S&P, Moody's or
                                                                        equivalent)

GE Short-Term Government
  Fund                          Yes           Yes            Yes               100%                   None      35%*          Yes

GE Tax-Exempt Fund              Yes           No             No       100% (maximum        5% in debt None      Yes
                                                                      of 10% in BBB       downgraded below
                                                                      by S&P or Baa       investment grade
                                                                      by Moody's or          subsequent to
                                                                        equivalent)               purchase

GE High Yield Fund              Yes           Yes            Yes               100%                   100%      35%*          Yes

GE Strategic Investment
  Fund                          Yes           Yes            Yes      100% (maximum         10% in BB or B      30%*          Yes
                                                                  of 25% BBB by S&P        by S&P or Ba or
                                                                  or Baa by Moody's           B by Moody's
                                                                     or equivalent)          or equivalent

GE Money Market Fund            No            No             No                100%                   None      25%*          Yes




* This limitation excludes ADRs and securities of a foreign issuer with a class of securities registered with the Securities and Exchange Commission and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq Small Cap Market.

-----------------------------
54    GE Funds Prospectus
      More on Strategies
      and Risks

--------------------------------------------------------------------------------


                                                                                             Debt
                                                 Lending              Rule                   Obligations of
                                                 Portfolio            144A                   Supranational        Depositary
                                                 Securities           Securities             Agencies             Receipts
                                                 -----------          -----------            --------------       -----------

GE U.S. Equity Fund                                 Yes                   Yes                     Yes                  Yes

GE Premier Growth Equity Fund                       Yes                   Yes                     Yes                  Yes

GE Value Equity Fund                                Yes                   Yes                     Yes                  Yes

GE Mid-Cap Growth Fund                              Yes                   Yes                     Yes                  Yes

GE Mid-Cap Value Equity Fund                        Yes                   Yes                     Yes                  Yes

GE Small-Cap Value Equity Fund                      Yes                   Yes                     Yes                  Yes

GE Global Equity Fund                               Yes                   Yes                     Yes                  Yes

GE International Equity Fund                        Yes                   Yes                     Yes                  Yes

GE Europe Equity Fund                               Yes                   Yes                     Yes                  Yes

GE Emerging Markets Fund                            Yes                   Yes                     Yes                  Yes

GE Fixed Income Fund                                Yes                   Yes                     Yes                  Yes

GE Government Securities Fund                       Yes                   Yes                     Yes                  Yes

GE Short-Term Government Fund                       Yes                   Yes                     Yes                  Yes

GE Tax-Exempt Fund                                  Yes                   Yes                     Yes                  No

GE High Yield Fund                                  Yes                   Yes                     Yes                  Yes

GE Strategic Investment Fund                        Yes                   Yes                     Yes                  Yes

GE Money Market Fund                                Yes                   Yes                     Yes                  No




* Excludes commercial paper and notes with variable and floating rates of interest




                                                    Securities of                     Floating           Participation
                                                    Other                             and Variable       Interests in
                                                    Investment         Municipal      Rate               Municipal
                                                    Funds              Leases         Instruments        Obligations
                                                    --------------     ---------      ------------       ---------------

GE U.S. Equity Fund                                       No               No              No*                  No

GE Premier Growth Equity Fund                            Yes               No              No*                  No

GE Value Equity Fund                                     Yes               No              No*                  No

GE Mid-Cap Growth Fund                                   Yes               No              No*                  No

GE Mid-Cap Value Equity Fund                             Yes               No              No*                  No

GE Small-Cap Value Equity Fund                           Yes               No              No*                  No

GE Global Equity Fund                                    Yes               No              No*                  No

GE International Equity Fund                             Yes               No              No*                  No

GE Europe Equity Fund                                    Yes               No              Yes                  No

GE Emerging Markets Fund                                 Yes               No              No*                  No

GE Fixed Income Fund                                     Yes               No              Yes                  No

GE Government Securities Fund                            Yes               No              Yes                  No

GE Short-Term Government Fund                            Yes               No              Yes                  No

GE Tax-Exempt Fund                                       Yes              Yes              Yes                 Yes

GE High Yield Fund                                       Yes               No              Yes                  No

GE Strategic Investment Fund                             Yes              Yes              Yes                 Yes

GE Money Market Fund                                      No               No              Yes                  No


                                                                      ----------
                                                                              55

--------------------------------------------------------------------------------


                                                                            Custodial
                                                          Municipal         Receipts on       Mortgage Related
                                         Zero Coupon      Obligations       Municipal         Securities,
                                         Obligation       Components        Obligations       including CMOs
                                         -----------      ------------      -----------       ----------------

GE U.S. Equity Fund                           Yes               No                No                  No

GE Premier Growth Equity Fund                  No               No                No                  No

GE Value Equity Fund                           No               No                No                  No

GE Mid-Cap Growth Fund                         No               No                No                  No

GE Mid-Cap Value Equity Fund                  Yes               No                No                  No

GE Small-Cap Value Equity Fund                 No               No                No                  No

GE Global Equity Fund                          No               No                No                  No

GE International Equity Fund                   No               No                No                  No

GE Europe Equity Fund                          No               No                No                  No

GE Emerging Markets Fund                       No               No                No                  No

GE Fixed Income Fund                          Yes               No                No                 Yes

GE Government Securities Fund                 Yes               No                No                 Yes

GE Short-Term Government Fund                 Yes               No                No                 Yes

GE Tax-Exempt Fund                            Yes              Yes               Yes                  No

GE High Yield Fund                            Yes               No                No                 Yes

GE Strategic Investment Fund                  Yes              Yes               Yes                 Yes

GE Money Market Fund                           No               No                No                  No




                                                            Asset Backed
                                      Government            Securities and
                                      Stripped Mortgage     Receivable-Backed     Mortgage         Short Sales Against
                                      Related Securities    Securities            Dollar Rolls     the Box
                                      ------------------    -----------------     ------------     -------------------

GE U.S. Equity Fund                            No                   No                  No                   No

GE Premier Growth Equity Fund                  No                   No                  No                   No

GE Value Equity Fund                           No                   No                  No                  Yes

GE Mid-Cap Growth Fund                         No                   No                  No                  Yes

GE Mid-Cap Value Equity Fund                   No                   No                  No                  Yes

GE Small-Cap Value Equity Fund                 No                   No                  No                  Yes

GE Global Equity Fund                          No                   No                  No                  Yes

GE International Equity Fund                   No                   No                  No                  Yes

GE Europe Equity Fund                          No                   No                  No                  Yes

GE Emerging Markets Fund                       No                   No                  No                  Yes

GE Fixed Income Fund                          Yes                  Yes                 Yes                   No

GE Government Securities Fund                 Yes                  Yes                 Yes                  Yes

GE Short-Term Government Fund                 Yes                  Yes                 Yes                   No

GE Tax-Exempt Fund                             No                   No                  No                  Yes

GE High Yield Fund                            Yes                  Yes                 Yes                  Yes

GE Strategic Investment Fund                  Yes                  Yes                 Yes                   No

GE Money Market Fund                           No                   No                  No                   No


--------------------------------------------
56   GE Funds                  About the
     Prospectus                Investment
                               Adviser

------------------------------------------------------------------------------

Investment Adviser and Administrator



GE Investment Management Incorporated, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of each Fund. GE Investment Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. GE Investment Management's principal officers, directors and portfolio managers hold similar positions with General Electric Investment Corporation (GEIC), a wholly-owned subsidiary of GE.



For many years, GE's tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation's earliest mutual funds, the Elfun Funds -- to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public. As of December 31, 1998, GE's investment advisers manage $78 billion in individual and institutional assets with over $15 billion in mutual funds alone.



GE Investment Management bases its investment philosophy on two enduring principles. First, GE Investment Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Investment Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.


Each Fund pays GE Investment Management up to the following maximum annual fee for investment management services:


GE U.S. Equity Fund                                                0.40%

GE Premier Growth Equity Fund                                      0.60%

GE Value Equity Fund                                               0.55%

GE Mid-Cap Growth Fund                                             0.60%

GE Mid-Cap Value Equity Fund*                                      0.80%

GE Small-Cap Value Equity Fund                                     0.70%

GE Global Equity Fund                                              0.75%

GE International Equity Fund                                       0.80%

GE Europe Equity Fund*                                             1.05%

GE Emerging Markets Fund*                                          1.20%

GE Fixed Income Fund                                               0.35%

GE Government Securities Fund                                      0.40%

GE Short-Term Government Fund                                      0.30%

GE Tax-Exempt Fund                                                 0.35%

GE High Yield Fund*                                                0.60%

GE Strategic Investment Fund                                       0.35%

GE Money Market Fund                                               0.25%


*These figures do not reflect (i) a .15% reduction of investment management fees for the GE Mid-Cap Value Equity Fund, GE Europe Fund and GE Emerging Markets Fund and (ii) a .10% reduction of investment management fees for the GE High Yield Fund, on an annualized basis through September 30, 1999.

                                                                      ----------
                                                                            57

--------------------------------------------------------------------------------
About The Funds' Portfolio
Managers


Eugene Bolton is a Director and Executive Vice President of GE Investment Management. He manages the overall U.S. equity investments for GE Investment Management. He leads a team of portfolio managers for GE U.S. Equity Fund. He has served in this capacity since commencement. Mr. Bolton joined GE Investment Management in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.



David B. Carlson is a Senior Vice President of GE Investment Management. He is portfolio manager for GE Premier Growth Equity Fund and manages equity investments for GE Strategic Investment Fund. He has served in those capacities since each Fund's commencement. Since joining GE Investment Management in 1982, Mr. Carlson has held several positions.



Peter J. Hathaway is a Senior Vice President of GE Investment Management and portfolio manager for GE Value Equity Fund. Mr. Hathaway has served in that capacity since the Fund's commencement and has over 36 years of investment experience. He has held several positions since joining GE Investment Management in 1985.



Ralph R. Layman is a Director and Executive Vice President of GE Investment Management. Mr. Layman leads a team of portfolio managers for GE International Equity Fund and GE Emerging Markets Fund and serves as co-portfolio manager for GE Global Equity Fund since each Fund's commencement. Mr. Layman has also managed foreign investments for GE Strategic Investment Fund since September 1997. Mr. Layman joined GE Investment Management in 1991 as Executive Vice President for International Investments.



Robert A. MacDougall is a Director and Executive Vice President of GE Investment Management. He leads a team of portfolio managers for GE Government Securities Fund, GE Fixed Income Fund, GE Short-Term Government Fund and GE Money Market Fund. Mr. MacDougall also manages fixed income investments for GE Strategic Investment Fund. He has served in those capacities since each Fund's commencement. Mr. MacDougall joined GE Investment Management in 1986 as Vice President.



Ralph E. Whitman is a Vice President of GE Investment Management and Portfolio Manager of the GE Mid-Cap Growth Fund. He has served in that capacity since December 1998. Mr Whitman has more than 11 years of investment experience and has held positions with GE Investments since 1987.



Michael J. Solecki is a Vice President of GE Investment Management, and portfolio manager of GE Europe Equity Fund. He has served in that capacity since commencement. Mr. Solecki also serves as co-portfolio manager of GE Global Equity Fund and has served in that capacity since September 1997. He has held several positions since joining GE Investment Management in 1990.

-----------------
58   GE Funds
     Prospectus


     About the
     Investment
     Adviser

--------------------------------------------------------------------------------
About the Sub-Advisers


GE Investment Management believes that it has the responsibility to make the best managers available to Fund shareholders at all times, whether that means accessing GE Investment Management's wealth of internal talent or using external talent (Sub-Advisers). When GE Investment Management feels the need to access specialists outside, it carefully investigates and engages Sub-Advisers with strong performance records and styles that match the investment objectives of the Funds. GE Investment Management is proud to engage the following Sub-Advisers to conduct the investment programs for the following Funds.


GE Small-Cap Value Equity Fund

Palisade Capital Management, L.L.C. (Palisade)
One Bridge Plaza
Fort Lee, NJ 07024


Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.7 billion as of December 31, 1998. Palisade has managed the Small-Cap Value Equity Fund since inception. Although Palisade has no previous experience managing mutual fund portfolios, Palisade translates its experience from various institutional and private accounts to mutual funds.



The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman and Richard Meisenberg. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.


-------------------------------------------------------------------------------
GE Tax-Exempt Fund

Brown Brothers Harriman & Co. (BBH)
59 Wall Street
New York, NY 10005


BBH has a long history of managing fixed-income portfolios and provides investment management services to a wide range of mutual funds and institutional clientele. As of December 31,1998, BBH had $33.4 billion of assets under management.


Barbara A. Brinkley of BBH is portfolio manager of the GE Tax-Exempt Fund and has served in that capacity since inception. Ms. Brinkley joined BBH in 1976 and has held several positions within the municipal securities department throughout her career.

                                                                      ----------
                                                                              59

--------------------------------------------------------------------------------
GE High Yield Fund

Miller Anderson & Sherrerd, LLP (MAS)
One Tower Bridge
West Conshohocken, PA 19428


MAS is a Pennsylvania limited liability partnership founded in 1969, and is wholly-owned by subsidiaries of Morgan Stanley Dean Witter & Co. As of December 31, 1998, MAS had $63 billion of assets under management.



Robert E. Angevine, Thomas L. Bennett and Stephen F. Esser are co-portfolio managers of the GE High Yield Fund and have served in that capacity since the Fund's inception. Mr. Angevine has more than 18 years of investment experience and joined Morgan Stanley Dean Witter Investment Management Inc., an affiliate of MAS, in 1988. Mr. Angevine is currently a Principal of Morgan Stanley & Co. Incorporated. Mr. Bennett has more than 19 years of investment experience and joined MAS in 1984. Mr. Bennett is currently a Managing Director of Morgan Stanley & Co. Incorporated. Mr. Esser has more than 13 years of investment experience and joined MAS in 1988. Mr. Esser is currently a Managing Director of Morgan Stanley & Co. Incorporated.


--------------------------------------------------------------------------------
GE Mid-Cap Value Equity Fund

NWQ Investment Management Company (NWQ)
2049 Century Park East-4th Floor
Los Angeles, CA 90067


NWQ is a wholly-owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients through 50 operating subsidiaries and acquiring investment management firms. NWQ is a manager of domestic investment portfolios for individual, union, corporate, municipal, endowment and foundation clients with 17 years of experience. As of December 31, 1998, NWQ had in excess of $8.13 billion of assets under management.



Jon D. Bosse is the Fund's portfolio manager and has served in that capacity since the Fund's inception. Mr. Bosse has more than 12 years of investment experience and has held the position of Director of Equity Research and Managing Director at NWQ since 1996. Prior to his joining NWQ, he spent ten years with ARCO Investment Management Company where he was director of equity research and managed a value-oriented portfolio. Previous to this, he spent four years in the corporate finance department of ARCO. Mr. Bosse is a Chartered Financial Analyst and a member of the Association for Investment Management and Research and the Los Angeles Society of Financial Analysts.

----------
60   GE Funds
     Prospectus


     About the
     Investment
     Adviser

-------------------------------------------------------------------------------
Prior Performance Information


Senior Investment Committee
of Palisade Capital
Management, L.L.C.
(Sub-adviser to the GE Small-
Cap Value Equity Fund)



The performance information provided opposite includes a composite of the performance of certain private accounts ("Accounts") managed by the Senior Investment Committee of Palisade Capital Management, L.L.C. ("Palisade"), the sub-adviser of the GE Small-Cap Value Equity Fund. Each of the Accounts included in the composite has objectives, policies and strategies substantially similar to those of the Fund. The Accounts were managed by the Senior Investment Committee while at Palisade and during its previous employment with Smith Barney, Inc.


The Senior Investment Committee, which has operated together since July 1, 1993, consists of Jack Feiler, Martin L. Berman, Steven E. Berman and Richard Meisenberg. As is the case with the GE Small-Cap Value Equity Fund, Mr. Feiler was primarily responsible for management of the Accounts and worked with the Senior Investment Committee in developing and executing the Accounts' investment programs. No person other than the members of the Senior Investment Committee had a significant role in achieving the performance described opposite.


Unlike management of the Accounts, the Senior Investment Committee's management of the GE Small-Cap Value Equity Fund will be subject to certain regulatory restrictions (e.g., limits on percentage of assets invested in a single issuer and industry and requirements on distributing income to shareholders) that did not apply to the Accounts. The Fund also will incur certain operating expenses that were not borne by the Accounts. In addition, the Fund will likely experience cash flows different from those of the Accounts. All of these factors may adversely affect the performance of the Fund and cause it to differ from that of the composite described opposite.

                                                                      ----------
                                                                              61

--------------------------------------------------------------------------------

Calendar Year Total Returns



Investment Committee Performance Composite


                                 [BAR CHART]


                        1998   1997   1996   1995   1994  1993*

Composite                -5%    26%    23%    32%    4%    10%

Russell 2000 Index       -3%    22%    16%    28%   -2%    12%


* Represents performance from 7/1/93 through 12/31/93



Average Annual Total Return
(as of December 31, 1998)



                                           Russell
Period                Composite           2000 Index
1 Year                 -4.96%              -2.55%

3 Years                13.91%              11.58%

5 Years                15.12%              11.86%

Since 7/1/93           15.65%              12.96%



Note A -- Performance Results. Performance results provided above for the period from September 1, 1993 to April 1, 1995 (commencement of Palisade's operations) reflect the performance of the Accounts while the Senior Investment Committee was employed as a separate operating group within Smith Barney Inc. Thereafter, performance results reflect the performance of the Accounts managed by the Senior Investment Committee while at Palisade.




Note B -- Composite. The composite performance is compared to the performance of the Russell 2000 Index, which is an unmanaged index of issuers with total market capitalizations between $4.4 million and $3.21 billion as of December 31, 1998. The information provided above for both the composite and the Index reflect the reinvestment of dividends and distributions. Unlike the Index performance information, however, the performance of the composite is net of fees and other expenses applicable to the Accounts. Expenses of the GE Small-Cap Value Equity Fund are expected to differ from those of the Accounts.



The Senior Investment Committee Performance Composite represents the performance of the Accounts net of fees and other expenses, not the performance of the GE Small-Cap Value Equity Fund, and should not be considered an indication of future performance of the Fund.

----------
62   GE Funds
     Prospectus


     About the
     Investment
     Adviser

--------------------------------------------------------------------------------

Jon Bosse
(Portfolio Manager of the GE Mid-
Cap Value Equity Fund)



This performance information includes a composite of the performance of certain private accounts and mutual funds ("Accounts") managed by Jon Bosse, the portfolio manager primarily responsible for the day-to-day management of the GE Mid-Cap Value Equity Fund. Each of the Accounts included in the composite has objectives, policies and strategies substantially similar to those of the Fund. The Accounts were managed by Mr. Bosse while he was employed with NWQ Investment Management Company (NWQ), the sub-adviser of the Fund, since October 1996 and during his previous employment with ARCO Investment Management Company ("ARCO") since January 1990. As is the case with the Fund, Mr. Bosse was primarily responsible for management of the Accounts and no other person had a significant role in achieving the performance described.


Unlike management of the private accounts included in the composite, Mr. Bosse's management of the GE Mid-Cap Value Equity Fund will be subject to certain regulatory restrictions (e.g., limits on percentage of assets invested in a single issuer and industry and requirements on distributing income to shareholders) that did not apply to the private accounts. The Fund also will incur certain operating expenses that were not borne by the private accounts. In addition, the Fund will likely experience cash flows



Calendar Year Total Returns


Portfolio Manager Performance Composite


                                 [BAR CHART]

                      1998  1997  1996  1995  1994  1993  1992  1991  1990


Composite               9%   35%   30%   39%    9%   20%   30%   54%    1%


S&P Midcap 400 Index   19%   32%   19%   31%   -4%   14%   12%   50%   -5%


Average Annual Total Returns

(as of December 31, 1998)



                                         S&P MidCap
Period                Composite           400 Index
1 Year                  8.34%                19.1%

3 Years                24.43%                23.0%

5 Years                23.12%                18.8%

Since 12/31/89         23.79%                17.6%



Note A -- Performance Results. Performance results provided in the composite for the period from January 1, 1990 to August 31, 1996 reflect the performance of a single private account managed by Mr. Bosse ("ARCO Account") while he was employed as a portfolio manager at ARCO. Performance results for the month of September 1996 reflect the performance during that month of the portfolio of securities held in the ARCO Account at August 31, 1996 (when Mr. Bosse ceased managing the ARCO Account), assuming that no changes in the portfolio were made through the end of the month and dividend income from the portfolio securities was received. Because no actual portfolio of securities was managed during this one month period, performance results for September 1996 should be considered hypothetical. Performance results from October 1, 1996 (when Mr. Bosse commenced employment at NWQ and purchased for an NWQ private account substantially the same portfolio of securities held in the ARCO Account at August 31, 1996), reflect the performance of Accounts managed by Mr.
Bosse while employed with NWQ.

Note B -- Composite. The performance results of the ARCO private account, including the hypothetical performance for September 1996, have been adjusted to reflect the maximum investment management fee of 1% per year that is applicable to the NWQ private accounts. The composite performance is compared to the performance of the S&P MidCap 400 Index, which is an unmanaged index of 400 domestic stocks selected for market size, liquidity and industry group representation. The information provided above for both the composite and the Index reflect the reinvestment of dividends and distributions. Unlike the Index performance information, however, the performance of the composite is net of applicable fees and other expenses. Expenses of the GE Mid-Cap Value Equity Fund are expected to differ from those of the Accounts.

different from those of the private accounts. All of these factors may adversely affect the performance of the Fund and cause it to differ from that of the composite described opposite.


The Portfolio Manager Performance Composite represents the performance of the Accounts net of fees and other expenses, not the performance of the GE Mid-Cap Value Equity Fund, and should not be considered an indication of future performance of the Fund.

                                                                      ----------
                                                                              63

--------------------------------------------------------------------------------


Miller Anderson & Sherrerd, LLP
(Sub-advisor to the
GE High Yield Fund)


This performance information is a composite of the performance of certain mutual funds ("MAS Managed Funds") managed by Miller Anderson & Sherrerd, LLP ("MAS"), the sub-adviser of the GE High Yield Fund. Each of the MAS Managed Funds included in the composite has objectives, policies and strategies substantially similar to those of the Fund.


Calendar Year Total Returns


Sub-Advisor Performance Composite

                                 [BAR GRAPH]

                      1998 1997 1996 1995 1994 1993 1992 1991 1990 1989*

Composite               3%  16%  15%  24%  -7%  25%  19%  44% -11%  -6%

Salomon Brothers High
Yield Market Index      4%  13%  11%  20%  -1%  17%  18%  40%  -7%  -1%


* Represents performance from February 28, 1989, the date the initial MAS Managed Fund commenced operations, through December 31, 1989.


Average Annual Total Return
(as of December 31, 1998)



                                      Salomon Brothers
                                     High Yield Market
Period                 Composite            Index
1 Year                   3.22%             3.61%

3 Years                 11.33%             9.20%

5 Years                  9.71%             9.06%

Since 2/28/89           11.21%            11.00%



Note A -- Composite. The composite performance is compared to the performance of the Salomon Brothers High Yield Market Index, which is a broad based unmanaged index that includes below investment grade corporate bonds issued in the U.S. and publicly traded with remaining maturities of at least one year.
The information provided above for both the composite and the Index reflect the reinvestment of dividends and distributions. Unlike the Index performance information, however, the performance of the composite is net of fees and other expenses applicable to the MAS Managed Funds. Expenses of the GE High Yield Fund are expected to be higher than those of the MAS Managed Funds and may adversely affect the performance of the Fund and cause it to differ from that of the composite.



The Sub-Adviser Performance Composite represents the performance of the MAS Managed Funds net of fees and other expenses, not the performance of the GE
High Yield Fund, and should not be considered an indication of future performance of the Fund and may adversely affect the performance of the Fund and cause it to differ from that of the composite.

------------------------------------------
64   GE Funds            How to Invest
     Prospectus

------------------------------------------------------------------------------
How to Buy

Shares

The GE Funds offer several ways to purchase shares. You may open an account and make an investment through your investment professional, by mail, bank wire, electronic funds transfer or by telephone, as described below.

------------------------------------------------------------------------------

Minimum
Investments

                             By mail            By wire      Automatically

Initial Investment              $500             $1,000                $25

Subsequent Investments          $100             $1,000                $25


Minimums are reduced for Direct Deposit, Automatic Investment and Payroll Savings Plans. Accounts that fall below the $500 account minimum may be automatically redeemed by a Fund on 30 days' notice.

                                                                      ----------
                                                                              65

--------------------------------------------------------------------------------

Investing Through an Authorized Firm


If you invest through an authorized firm with an investment professional, they can help you set up your new account and make subsequent investments for you.

-------------------------------------------

Investing By Mail


o Read this prospectus.

o If opening a new account, complete and sign the attached application. You may obtain an application by calling the Funds' Distributor at the number listed on the back cover.

o Send a check drawn on a U.S. bank in  U.S. dollars payable to GE Funds.

o If adding to an existing account, include your account number on the check.


o If a check used to open or add to an account does not clear, you may be assessed an additional charge.


Mail to:
GE Funds
P.O. Box 419631
Kansas City, MO 64141-6631


Overnight delivery:
GE Funds
c/o National Financial Data Services Inc.
330 West 9th Street
Kansas City, MO 64105




Once You Have Opened an Account (Additional Options)


By Wire

o Wire to the address below. Include your name, the name of the Fund and your account number.

o Wire orders received by the close of regular trading on the New York Stock Exchange (NYSE) are executed at that day's offering price. Wire orders received after the close of regular trading on the NYSE receive the next business days' offering price.

Wire Address:
State Street Bank and Trust Company
ABA #0110-0002-8
DDA No. 9904-641-9

Direct Deposit or Payroll
Savings Plan

o You must have an existing account.

o You may invest automatically with money deducted from your Federal paycheck, Social Security check, GE employee payroll check or through your company's payroll savings plan.

o To establish a direct deposit arrangement or to invest through a payroll savings plan, contact your payroll department or Federal agency.

o You may elect to modify or terminate your participation in the Direct Deposit or Payroll Savings Plans by notifying the Funds in writing.

o The Funds may modify or terminate your participation in a Plan upon notice.

Automatic Investment Plan

o You may have funds transferred directly from your bank account each month. Call (800) 242-0134 to make arrangements.


o If an automatic monthly investment transaction fails due to insufficient funds in your account, you may be assessed an additional charge.



Retirement Plans


Shares of the Funds, other than the Tax-Exempt Fund, are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about the procedures to be followed by IRAs and other retirement plans are available from your investment professional or the Distributor.


Purchases in Kind-If You Invest More than $10 Million



Large investments in a Fund ($10 million or more) may be detrimental to existing shareholders because they can significantly increase transaction costs charged to existing shareholders. In these circumstances, the Fund may require that you purchase Fund shares "in kind," or provide the Fund with securities instead of cash. The Funds' distributor would inform you of the securities acceptable to the Fund. The securities would be accepted by the Fund at their market value in return for Fund shares of equal value. You may have to pay associated brokerage commissions for the securities that you purchase.

--------------------
66  GE Funds
    Prospectus
    How to Invest

--------------------------------------------------------------------------------

Choosing a Share Class


Each GE Fund offers four share classes to investors, with the exception of the GE Money Market Fund. You should select the share class that best suits your needs. Sales charges and expenses are determined by the share class you purchase.


Class A shares carry an initial sales charge, Class B shares are subject to a contingent deferred sales charge (CDSC) based on the amount of time you hold your shares, Class C shares are offered only to GE employees and retirees and have no sales charges, and finally, Class D shares are available only to certain institutional investors.

                                                                      ----------
                                                                              67

--------------------------------------------------------------------------------
Purchasing Class A Shares


Class A shares may be appropriate for long-term investors who are comfortable with traditional front loads and for investors who are eligible for quantity discounts or waivers.



Class A shares have initial sales charges, which are included in the offering price. Initial sales charges on Class A shares may be reduced, waived or may vary with the amount invested. The initial sales charge varies with the amount invested, as shown below:


--------------------------------------------------------------------------------

GE U.S. Equity Fund, GE Premier Growth Equity Fund, GE Value Equity Fund, GE Mid-Cap Growth Fund, GE Mid-Cap Value Equity Fund, GE Small-Cap Value Equity Fund, GE Global Equity Fund, GE International Equity Fund, GE Europe Equity Fund, GE Emerging Markets Fund and GE Strategic Investment Fund



                                                                                                              Maximum Dealers'
        Your Investment**                              Front-End Sales Charge*                                  Reallowance*
----------------------------------    ------------------------------------------------------------   -------------------------------
                                       (As a % of Offering Price)  (As a % of Your Net Investment)     (As a % of Offering Price)
Less than $50,000                                 5.75%                         6.10%                             5.25%

$50,000 but less than $100,000                    4.25%                         4.44%                             3.75%

$100,000 but less than $250,000                   3.25%                         3.36%                             2.75%

$250,000 but less than $500,000                   2.50%                         2.56%                             2.00%

$500,000 but less than $1,000,000                 2.00%                         2.04%                             1.55%

$1,000,000 or more***                             0                             0                                 +



GE Fixed Income Fund, GE Government Securities Fund, GE Tax-Exempt Fund and GE High Yield Fund


                                                                                                              Maximum Dealers'
        Your Investment**                              Front-End Sales Charge                                   Reallowance*
----------------------------------    ------------------------------------------------------------   -------------------------------
                                       (As a % of Offering Price)  (As a % of Your Net Investment)     (As a % of Offering Price)
Less than $100,000                                4.25%                        4.44%                              3.75%

$100,000 but less than $250,000                   3.25%                        3.36%                              2.75%

$250,000 but less than $500,000                   2.50%                        2.56%                              2.00%

$500,000 but less than $1,000,000                 2.00%                        2.04%                              1.55%

$1,000,000 or more***                             0                            0                                  +



GE Short-Term Government Fund


                                                                                                              Maximum Dealers'
        Your Investment**                              Front-End Sales Charge                                   Reallowance*
----------------------------------    ------------------------------------------------------------   -------------------------------
                                       (As a % of Offering Price)  (As a % of Your Net Investment)     (As a % of Offering Price)
Less than $100,000                                2.50%                         2.56%                             2.25%

$100,000 but less than $250,000                   2.25%                         2.30%                             2.00%

$250,000 but less than $500,000                   1.75%                         1.78%                             1.50%

$500,000 but less than $1,000,000                 1.25%                         1.27%                             1.00%

$1,000,000 or more***                             0                             0                                 +


* According to the SEC, dealers who receive more than 90% of the sales charge may be considered underwriters.
** Under the Distributor's guidelines, purchases of $250,000 or more will be made in Class A shares only.
*** Purchases of Class A shares at net asset value are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class' net asset value at the time of purchase or its net asset value at the time of redemption.
+ For purchases that exceed $1 million, the Distributor will pay a concession of 1.00% of any amounts under $5 million, 0.50% of the next $45 million and 0.25% thereafter, to the selling dealer.

-----------------------
68  GE Funds
    Prospectus
    How to Invest

-------------------------------------------------------------------------------
Choosing a Share Class

Reduced Sales Charges for Class A Shares

Purchases of Class A shares have reduced sales charges in the following situations:

o "Combined Right Of Accumulation" Policy--you may group prior investments made by you and/or members of your immediate family in Class A shares of the same or other GE Funds to count towards volume discounts on new purchases. Contact your investment professional or the Distributor for details.

o "Letter Of Intent" Purchase--if you intend to make purchases in GE Funds of over $50,000 within a 13 month period, you may sign a letter of intent and receive a volume discount on each purchase as if you were making a single purchase. (Please complete and sign the letter of intent section on the Fund application.) If you fail to satisfy the letter of intent, the higher sales charges applicable to your investment will be assessed retroactively. The Funds' Transfer Agent will hold 5.75% of the amount specified in the letter of intent as Fund shares in escrow, which will be used to cover the applicable sales charge if the letter is not satisfied. Contact your investment professional or the Distributor for details.


Sales Charge Waivers for Class A Shares

The sales charge on Class A shares is waived if the purchase:
o is at least $1 million
o represents reinvested dividends or capital gains
o is made by banks, insurance companies and corporations purchasing shares for their own account

o is made by Class D eligible employee retirement plans that seek the additional services provided or paid by GE Investment Management ("Class A Retirement Plans"), investment companies not managed or sponsored by GE Investment Management or any of its affiliates, or certain customers of financial intermediaries


o is made by a Class A Retirement Plan with at least 250 eligible employees
o is made through GE Investment Distributors by employees whose defined contribution plan is invested in GE Funds
o is made by officers, directors, employees and registered representatives of authorized firms that have agreements with GE Investment Distributors or other financial institutions selling Fund shares



o is made through offerings to selected customers of certain subsidiaries and divisions of GE
o is made by employees and their family members of certain vendors of GE's employee retirement plan
o is made by certain investors who previously purchased shares during special limited offerings
o is through certain GE LifeStyle Funds
o is through broker-dealers for supplemental savings plans for individuals who are employed by a single employer with 750 or more eligible investors
o is made through certain broker-dealers, financial institutions, recordkeepers and other financial intermediaries who charge a management, consulting or other fee for their services and who have an agreement with or among the Funds, GE Investment Management, GE Investment Distributors to compensate them for certain services.


For more information on Class A sales charge waivers, please contact your investment professional.

                                                                       --------
                                                                             69

-------------------------------------------------------------------------------

Purchasing Class B Shares


Class B Shares may be appropriate if you are opposed to front-end sales loads or if you are not planning to redeem shares in the short term.


Class B shares have no initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Class B shares convert automatically to Class A shares after six years to take advantage of lower fund expenses. Class B shares acquired initially through Investors Trust Funds convert to Class A shares after eight years. Purchases of Fund shares by investors not eligible for Class C or D shares of $250,000 or more should be made in Class A shares.


Redemptions subject to CDSC


Class B shares redeemed during each of the time periods described at right will have a CDSC. Shares purchased initially through Investors Trust Funds are subject to a longer CDSC period.


CDSCs on Class B shares decline based on the amount of time you hold the shares. The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class' net asset value at the time of purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Funds use the shares with the lowest CDSC to fill your redemption requests.


CDSC Waivers on Certain Redemptions


CDSCs are waived on shares:
o acquired through dividends or capital gains reinvestment
o redeemed because of death or disability
o that are mandatory retirement distributions on IRA accounts
o that represent the minimum required distribution from an IRA effected pursuant to a Systematic Withdrawal Plan
o that are redemptions of Class A shares originally purchased in amounts of $1 million or more without paying an initial sales charge and are being redeemed within one year pursuant to a Systematic Withdrawal Plan


Contingent Deferred Sales Charges
-------------------------------------------------------------------------------
If you initially purchased through GE Funds:

Funds                                     Contingent Deferred Sales Charge
-------------------------------------------------------------------------------
GE U.S. Equity Fund                       o 4% in the first year
GE Premier Growth Equity Fund             o 3% in the second year
GE Value Equity Fund                      o 2% in the third year
GE Mid-Cap Growth Fund                    o 1% in the fourth year
GE Mid-Cap Value Equity Fund              o 0% thereafter
GE Small Cap Value Equity Fund
GE Global Equity Fund
GE International Equity Fund
GE Europe Equity Fund
GE Emerging Markets Fund
GE Strategic Investment Fund
-------------------------------------------------------------------------------
GE Fixed Income Fund                      o 3% in the first and second years
GE Government Securities Fund             o 2% in the third year
GE Short-Term Government Fund             o 1% in the fourth year
GE Tax-Exempt Fund                        o 0% thereafter
GE High Yield Fund
-------------------------------------------------------------------------------
If you initially purchased through Investor Trust Funds:

Funds                                     Contingent Deferred Sales Charge
-------------------------------------------------------------------------------
Any Fund's Class B shares acquired as     o 5% in the first year
a result of combining Investors Trust     o 4% in the second year
Funds with certain GE Funds.              o 3% in the third year
                                          o 2% in the fourth year
                                          o 1% in the fifth year
                                          o 0% thereafter

----------------------
70   GE Funds
     Prospectus
     How to Invest

--------------------------------------------------------------------------------
Choosing a Share Class

Purchasing Class C Shares

If You Work for GE ... A Special Class of Shares Just for You and Your Family


As a GE employee or retiree, you and your family members (including your spouse, parents, children, siblings, grandparents and grandchildren) can purchase a special class of Fund shares directly from GE Investment Distributors without paying the sales charge typically associated with buying a Fund from a broker. This investment opportunity puts more of your dollars to work toward achieving your investment goals than if you were to purchase a fund with a front-end sales charge or CDSC. Class C shares may not be available to investors purchasing shares through asset management programs sponsored by certain investment professionals.


Class C shares have no initial sales charges or CDSC. Class C shares may be purchased only by:
o employees, retirees, officers or directors of GE, or affiliate companies and members of their families
o certain investors who purchased shares during special limited offerings
o investors and their family members who purchased shares of the Funds issued before November 29, 1993

Purchasing Class D Shares
(Institutional Investors)


Class D shares have no initial sales charges or CDSC. Class D shares may be purchased by:
o financial institutions and corporations purchasing shares for their own account
o fiduciaries investing on behalf of clients
o certain tax-exempt investors including defined contribution plans that do not seek additional services provided or paid by GE Investment Management
o investment companies not managed by GE Investment Management
o clients of certain financial intermediaries who invest at least $250,000


Investors eligible to purchase Class D shares may not purchase any other class of shares, except as described under Class A shares.


How To Redeem Shares

If You Invested With an Investment Professional


Shares purchased with the assistance of an investment professional may be redeemed either by the investment professional or the shareholder of record. Please see your account statement for the telephone number of your investment professional. Or call Shareholder Services at (800) 242-0134.


By Mail


Send a signed written request, stating the share class and number of shares or specific dollar amount you want to sell. Your signature(s) must appear exactly as it does on the account registration. Signature(s) must each be guaranteed for any redemption:

o exceeding $50,000
o mailed to a different address from that on record
o paid to someone else
o wired to a financial institution
o mailed to an address that has been changed within the last 30 days

Mail to:
GE Funds
P.O. Box 419631
Kansas City, MO 64141-6631

Overnight Delivery:
GE Funds
c/o National Financial Data Services Inc.
330 West 9th Street
Kansas City, MO 64105
Telephone: (816) 843-7335

                                                                      ----------
                                                                              71

--------------------------------------------------------------------------------
By Telephone


Shares may be redeemed by telephone up to a maximum of $50,000 per day utilizing the Funds' automated system or by agent during business hours. The telephone option must have been selected during initial account setup or subsequently by written request signed by all registered shareholders. Call toll-free (800) 242-0134.


By Wire

You may redeem your shares by telephone and have the proceeds of the sale wired to your bank instead of receiving a check. Wire instructions must have been selected during initial account setup or subsequently by written request signed by all registered shareholders with a signature guarantee.
o Minimum wire amount: $1,000
o A $10 fee per wire will be charged to your account

By Systematic Withdrawal Plan

You may select a specific amount to be redeemed from your account on a regular basis.
o Your account balance must be at least $10,000
o Maximum of 10% of the value of your account each year and a minimum of $50 per withdrawal

o You may sell shares monthly or quarterly


Checkwriting


Checkwriting privileges may be elected at no cost by shareholders of the Money Market Fund. Checks may be made payable to any person in amounts of $100 or more. The Transfer Agent will redeem shares in an amount sufficient to cover the amount of a check. If the amount of the check is greater than the value of the shares in your account, the check will be returned marked "insufficient funds" and you may be assessed an additional charge. Please contact the Distributor at the number listed on the back cover for additional details.



Special Considerations for Selling Shares


o If you own more than one share class of a Fund, specify which share class you want to sell. Otherwise, the selling transaction may be delayed.
o When using a check to sell shares of GE Money Market Fund, the minimum check amount is $100.
o If you have purchased shares of a Fund by personal check, redemption of these shares can only be processed after your check is cleared by your bank. This could take up to 15 days or more.
o If your account balance falls below $500, the transfer agent may request that you bring your balance up to the $500 minimum or request that you close your account. If you take no action within 30 days, the transfer agent may sell your shares and mail the proceeds to you. This $500 minimum balance requirement is waived for qualified plans, Direct Deposit accounts, Payroll Savings Plan accounts and Automatic Investment Plan accounts.

Reinstatement of Shares

For 60 days after you sell shares, you have the right to "reinstate" your investment at the then current NAV and pay no sales charge. For Class A and B shares, any CDSC associated with the redemption will be reinstated to your account in direct proportion to the amount reinvested. Reinstatement will occur at the then-current net asset value and may have tax consequences. You must request share reinstatement in writing.

Redemptions in Kind

Large redemptions that exceed $250,000 or 1% of a Fund's assets may be considered detrimental to the Fund's existing shareholders. Therefore, the Fund may require that you take a "distribution in kind" upon redemption and may give you portfolio securities instead of cash proceeds. Such Fund portfolio securities will have to be sold through a broker and you may incur transaction costs when you sell them.

----------
72   GE Funds
     Prospectus
     How to Invest

--------------------------------------------------------------------------------
Choosing a Share Class

How To Exchange Shares

You can exchange shares of a class of one GE Fund for the same class of another GE Fund. You can also exchange shares from GE Money Market Fund for Class A or Class B shares of another GE Fund. An exchange is a sale and purchase of shares for tax purposes. You may have a taxable gain or loss when you exchange your shares. To exchange shares:

o by phone, call (800) 242-0134. (This option is not available for certain corporate or trust accounts.)
o in writing, send your request to GE Funds at the above address.


You must be eligible to purchase the shares that you wish to exchange into and should review the description of the Fund that you will purchase. If you exchange Class A or B shares for Money Market Fund shares, you will be subject to the applicable CDSC at the time that you sell your Money Market Fund shares. The time that you hold Money Market Fund shares is not included in the holding period for purposes of calculating the applicable CDSC on a redemption.

-------------------------------------------------------------------------------

When We Receive Your Order to Purchase or Redeem Shares


Purchase and redemption requests received in good order will be executed at the next offering price calculated after receipt of an investment or transaction instructions. Offering price is equal to the net asset value next determined plus any applicable sales charge.


Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders will be accelerated to the earlier closing time. If you hold more than one Class of shares of a Fund, you must specify which class you intend to purchase or sell. For Funds declaring daily income dividends, you will begin to earn income as of the first business day after payment for your order has been received by the Fund.


-------------------------------------------------------------------------------

Reinstatement



After having sold Fund shares, investors may change their mind and decide to invest again in the Funds. If you do so within 60 days, normal sales charges will not be incurred and any CDSC paid upon withdrawal will be credited back to your account. This action is called "reinstatement of shares".

                                                                      ----------
                                                                             73

--------------------------------------------------------------------------------
Distribution and Shareholder Service Fees


To pay for the cost of promoting the Funds and servicing your shareholder account, Class A, Class B and Class C shares of the Funds have adopted a Rule 12b-1 plan which requires fees be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges. The following table shows the distribution and service fees associated with investing in each class of shares.


Distribution and Shareholder Service Fees

                 All GE Funds except
            GE Short-Term Government Fund
              and GE Money Market Fund*           GE Short-Term Government Fund
         -----------------------------------    --------------------------------
           Distribution Fee    Service Fee       Distribution Fee    Service Fee
--------------------------------------------------------------------------------
Class A         0.25%            0.25%                 0.25%            0.25%
Class B         0.75%            0.25%                 0.60%            0.25%
Class C         None             0.25%                 None             0.25%
Class D         None             None                  None             None

* No distribution and service fees are paid by the GE Money Market Fund.

---------------------------------------------------------------
74    GE Funds                    Dividends, Capital Gains
      Prospectus                  and Other Tax Information

--------------------------------------------------------------------------------

Most GE Funds pay dividends from net investment income and from net capital gains once each year. Unless you instruct a Fund to mail dividends from net investment income and net capital gains to you, they will be reinvested in your account. There are no fees or charges to reinvest dividends.

GE Funds are subject to a 4% excise tax on undistributed net investment income and net capital gains. To avoid this tax, the Funds may pay dividends from net investment income and net capital gains more frequently.


Fund                                             Distribution Schedule
----------------------------------------------------------------------------------------------------
GE U.S. Equity Fund                                      o Dividends are declared and paid annually.

GE Premier Growth Equity Fund                            o Short-term and long-term capital gains, if
                                                         any, are declared and paid annually.
GE Value Equity Fund

GE Mid-Cap Growth Fund

GE Mid-Cap Value Equity Fund

GE Small-Cap Value Equity Fund

GE Global Equity Fund

GE International Equity Fund

GE Europe Equity Fund

GE Emerging Markets Fund

GE Strategic Investment Fund

----------------------------------------------------------------------------------------------------
GE Fixed Income Fund                                     o Dividends are declared daily and paid
                                                         monthly.
GE Government Securities Fund*

GE Short-Term Government Fund                            o Short-term and long-term capital gains, if
                                                         any, are declared and paid annually.
GE Tax-Exempt Fund

GE High Yield Fund

GE Money Market Fund


*The Government Securities Fund pays a dividend based on periodic projections. Total distributions could exceed taxable income earned by the Fund potentially creating a return of capital.

                                  ----------------------------------------------
                                                                   GE Funds   75
                                                                 Prospectus

--------------------------------------------------------------------------------
Taxes


Tax issues can be complicated. We suggest you see your investment professional or tax advisor for any questions you may have.



Dividends and distributions from net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxed at the long-term capital gains rate, whether you reinvest your distributions or have them paid to you.



Distributions from GE Tax-Exempt Fund



In general, income from the GE Tax-Exempt Fund is exempt from Federal income tax but may be subject to state and local taxes. Because the Fund may invest in taxable securities, some dividends from net investment income may be subject to Federal and state income taxes. Short-term and long-term capital gains distributed by the Fund are taxable.



Tax Statement



You will receive an annual statement summarizing your dividend and capital gains distributions. Please consult a tax advisor if you have questions about your specific tax situation.



Backup Withholding



If you do not provide complete and certified taxpayer identification information, each Fund is obligated by law to withhold 31% of most Fund distributions.

-----------------------------------------------------------------------
76    GE Funds                                  Calculating Share Value
      Prospectus

--------------------------------------------------------------------------------

Fund shares are sold at net asset value ("NAV") plus any applicable sales charge. The NAV of each share class is calculated at the close of regular trading on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share class for Funds (other than the Money Market Fund) is determined by adding the value of the Fund's investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class' outstanding shares.

A Fund's portfolio securities are valued most often on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service.

The prices are composed of the mean average of the bid and ask prices on the secondary market. All portfolio securities of the Money Market Fund and any short-term securities held by any other Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost. A Fund's written or purchased options are valued at the last sales price of the day. If no sales occurred, the options are valued at the last traded bid price. A Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by a Fund's Board of Trustees that they believe accurately reflects "fair value".

                                                                     -----------
                                                                              77
--------------------------------------------------------------------------------

The financial highlights tables that follow are intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available on request.

---------------------------------------------------
78   GE Funds                        Financial
     Prospectus                      Highlights
     Appendix

--------------------------------------------------------------------------------
GE U.S.Equity
Fund


                                                   CLASS A
                                  ------------------------------------------
                                  1998(b)  1997(b) 1996(b)  1995(b)  1994(c)
                                  -------  -------  ------   ------   ------
Inception date                        --       --      --       --   12/22/93
Net Asset Value,
  Beginning of Period             $29.43   $23.34  $20.28   $16.12     $16.48

Income (Loss) from
  Investment Operations:

    Net Investment Income (Loss)    0.20     0.23    0.31     0.34       3.23

    Net Gains (Losses)
      on Investments (both
      realized and unrealized)      1.25     8.33    3.34     3.91     (3.22)

Total Income (Loss)
  From Investment Operations        1.45     8.56    3.65     4.25       0.01

Less Distributions
  Dividends (from net
    investment income)              0.21     0.28    0.32     0.00       0.20

  Distributions (from
    capital gains)                  2.43     2.19    0.27     0.09       0.17

Total Distributions                 2.64     2.47    0.59     0.09       0.37

Net Asset Value,
  End of Period                   $28.24   $29.43  $23.34   $20.28     $16.12

Total Return (a)                   5.38%   39.44%  18.36%   26.52%    (0.86%)

Ratios/Supplemental Data
  Net Assets, End of
    Period (in thousands)        $85,907  $65,535 $34,523  $15,148     $1,214

  Ratio of Net Expenses
    to Average Net Assets*         1.00%    1.00%   1.00%    1.00%      1.00%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                    0.67%    0.93%   1.40%    1.85%      1.87%

  Ratio of Gross Expenses
    to Average Net Assets*         1.07%    1.11%   1.15%    1.25%      1.46%

  Portfolio Turnover Rate            29%      38%     49%      43%        51%



-------------------------------------------------------------------------------

GE Premier
Growth Equity
Fund




                                  CLASS A

                                  -------------------
                                  1998(b)   1997(b,f)
                                  -------   ---------
Inception date                         --   12/31/96
Net Asset Value,
  Beginning of Period              $18.31     $15.00

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)     0.00     (0.04)

    Net Gains (Losses)
      Investments (both
      realized and unrealized)       2.36       3.35

Total Income (Loss)
  From Investment Operations         2.36       3.31

Less Distributions
  Dividends (from net
    investment income)               0.00       0.00

  Distributions (from
    capital gains)                   0.29       0.00

Total Distributions                  0.29       0.00

Net Asset Value,
  End of Period                    $20.38     $18.31

Total Return (a)                   13.09%     22.07%

Ratios/Supplemental Data
  Net Assets, End of
    Period                         $6,059     $1,395

  Ratio of Net Expenses
    to Average Net Assets           1.37%      1.40%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets                    (0.01%)    (0.34%)

  Ratio of Gross Expenses
    to Average Net Assets*          1.42%      4.09%

  Portfolio Turnover Rate             35%        17%

                                                                      ----------
                                                                              79

--------------------------------------------------------------------------------



GE U.S.
Equity Fund
                                                    CLASS B
                                  ---------------------------------------------
                                  1998(b)  1997(b)  1996(b)  1995(b)     1994
                                  -------  -------   ------   ------   --------
Inception date                         --       --       --       --   12/22/93
Net Asset Value,
  Beginning of Period              $28.35   $22.57   $19.71   $16.03     $16.41

Income (Loss) from
  Investment Operations:

    Net Investment Income (Loss)     0.05     0.11     0.19     0.21       0.24

    Net Gains (Losses)
      on Investments (both
      realized and unrealized)       1.20     8.03     3.25     3.84     (0.25)

Total Income (Loss)
  From Investment Operations         1.25     8.14     3.44     4.05     (0.01)

Less Distributions
  Dividends (from net
    investment income)               0.06     0.17     0.31     0.28       0.20

  Distributions (from
    capital gains)                   2.43     2.19     0.27     0.09       0.17

Total Distributions                  2.49     2.36     0.58     0.37       0.37

Net Asset Value,
  End of Period                    $27.11   $28.35   $22.57   $19.71     $16.03

Total Return (a)                    4.80%   38.75%   17.78%   25.92%    (0.09%)

Ratios/Supplemental Data
  Net Assets, End of
    Period (in thousands)         $21,407  $14,380   $7,194   $1,563        $91

  Ratio of Net Expenses
    to Average Net Assets*          1.50%    1.50%    1.50%    1.50%      1.50%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     0.17%    0.44%    0.90%    1.29%      1.28%

  Ratio of Gross Expenses
    to Average Net Assets*          1.63%    1.88%    2.08%    3.50%      1.96%

  Portfolio Turnover Rate             29%      38%      49%      43%        51%





GE U.S.
Equity Fund
                                                      CLASS C
                                  ---------------------------------------------
                                  1998(b)  1997(b)  1996(b)  1995(b)     1994
                                  -------  -------   ------   ------   --------
Inception date                         --       --       --       --     1/5/93
Net Asset Value,
  Beginning of Period              $29.00   $23.02   $19.98   $16.13     $16.35

Income (Loss) from
  Investment Operations:

    Net Investment Income (Loss)     0.27     0.30     0.36     0.37       1.00

    Net Gains (Losses)
      on Investments (both
      realized and unrealized)       1.22     8.19     3.30     3.86     (0.85)

Total Income (Loss)
  From Investment Operations         1.49     8.49     3.66     4.23       0.15

Less Distributions
  Dividends (from net
    investment income)               0.24     0.32     0.35     0.29       0.20

  Distributions (from
    capital gains)                   2.43     2.19     0.27     0.09       0.17

Total Distributions                  2.67     2.51     0.??     0.38       0.37

Net Asset Value,
  End of Period                    $27.82   $29.00   $23.02   $19.98     $16.13

Total Return (a)                    5.62%   39.76%   18.70%   26.86%      0.88%

Ratios/Supplemental Data
  Net Assets, End of
    Period (in thousands)        $124,714  $97,886  $50,035  $26,007    $16,382

  Ratio of Net Expenses
    to Average Net Assets*          0.75%    0.75%    0.75%    0.75%      0.62%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     0.92%    1.18%    1.66%    2.12%      2.11%

  Ratio of Gross Expenses
    to Average Net Assets*          0.84%    0.93%    1.06%    1.19%      1.21%

  Portfolio Turnover Rate             29%      38%      49%      43%        51%





GE U.S.
Equity Fund
                                                    CLASS D
                                  ---------------------------------------------
                                  1998(b)  1997(b)  1996(b)  1995        1994
                                  -------  -------   ------   ------   --------
Inception date                         --       --       --       --   11/29/93
Net Asset Value,
  Beginning of Period              $28.99   $23.03   $19.98   $16.16     $16.37

Income (Loss) from
  Investment Operations:

    Net Investment Income (Loss)     0.34     0.37     0.40     0.38       0.32

    Net Gains (Losses)
      on Investments (both
      realized and unrealized)       1.21     8.19     3.31     3.88     (0.16)

Total Income (Loss)
  From Investment Operations         1.55     8.56     3.71     4.26       0.16

Less Distributions
  Dividends (from net
    investment income)               0.33     0.41     0.39     0.35       0.20

  Distributions (from
    capital gains)                   2.43     2.19     0.27     0.09       0.17

Total Distributions                  2.76     2.60     0.66     0.44       0.37

Net Asset Value,
  End of Period                    $27.78   $28.99   $23.03   $19.98     $16.16

Total Return (a)                    5.86%   40.16%   18.97%   27.14%      0.96%

Ratios/Supplemental Data
  Net Assets, End of
    Period (in thousands)        $281,071 $212,957 $144,470 $128,247   $114,885

  Ratio of Net Expenses
    to Average Net Assets*          0.50%    0.50%    0.50%    0.50%      0.50%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     1.16%    1.45%    1.90%    2.36%      2.27%

  Ratio of Gross Expenses
    to Average Net Assets*          0.56%    0.52%    0.59%    0.71%      0.96%

  Portfolio Turnover Rate             29%      38%      49%      43%        51%




GE Premier
Growth Equity Fund

                                  CLASS B

                                  -------------------
                                  1998(b)   1997(b,f)
                                  -------   ---------
Inception date                               12/31/96
Net Asset Value,
  Beginning of Period              $18.25      $15.00

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)   (0.12)      (0.09)

    Net Gains (Losses)
      Investments (both
      realized and unrealized)       2.36        3.34

Total Income (Loss)
  From Investment Operations         2.24        3.25

Less Distributions
  Dividends (from net
    investment income)               0.00        0.00

  Distributions (from
    capital gains)                   0.29        0.00

Total Distributions                  0.29        0.00

Net Asset Value,
  End of Period                    $20.20      $18.25

Total Return (a)                   12.47%      21.67%

Ratios/Supplemental Data
  Net Assets, End of
    Period                         $2,076        $447

  Ratio of Net Expenses
    to Average Net Assets           1.90%       1.90%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets                    (0.62%)     (0.76%)

  Ratio of Gross Expenses
    to Average Net Assets*          2.27%       9.30%

  Portfolio Turnover Rate             35%         17%




GE Premier
Growth Equity Fund
                                  CLASS C

                                  -------------------
                                  1998(b)   1997(b,f)
                                  -------   ---------
Inception date                              12/31/96
Net Asset Value,
  Beginning of Period             $18.35      $15.00

Income (Loss) from
  Investment Operations:

    Net Investment Income (Loss)    0.03        0.00

    Net Gains (Losses)
      Investments (both
      realized and unrealized)      2.38        3.35

Total Income (Loss)
  From Investment Operations        2.41        3.35

Less Distributions
  Dividends (from net
    investment income)              0.03        0.00

  Distributions (from
    capital gains)                  0.29        0.00

Total Distributions                 0.32        0.00

Net Asset Value,
  End of Period                   $20.44      $18.35

Total Return (a)                  13.35%      22.33%

Ratios/Supplemental Data
  Net Assets, End of
    Period                       $15,044      $7,287

  Ratio of Net Expenses
    to Average Net Assets          1.12%       1.15%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets                     0.17%     (0.03%)

  Ratio of Gross Expenses
    to Average Net Assets*         1.16%       1.62%

  Portfolio Turnover Rate            35%         17%




GE Premier
Growth Equity Fund

                                  CLASS D

                                  -------------------
                                  1998(b)   1997(b,f)
                                  -------   ---------
Inception date                             12/31/96
Net Asset Value,
  Beginning of Period             $18.38     $15.00

Income (Loss) from
  Investment Operations:

    Net Investment Income (Loss)    0.09       0.04

    Net Gains (Losses)
      Investments (both
      realized and unrealized)      2.37       3.34

Total Income (Loss)
  From Investment Operations        2.46       3.38

Less Distributions
  Dividends (from net
    investment income)              0.05       0.00

  Distributions (from
    capital gains)                  0.29       0.00

Total Distributions                 0.34       0.00

Net Asset Value,
  End of Period                   $20.50     $18.38

Total Return (a)                  13.65%     22.53%

Ratios/Supplemental Data
  Net Assets, End of
    Period                        $7,580     $5,770

  Ratio of Net Expenses
    to Average Net Assets          0.88%      0.90%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets                     0.47%      0.31%

  Ratio of Gross Expenses
    to Average Net Assets*         0.89%      1.17%

  Portfolio Turnover Rate            35%        17%

---------------------
80   GE Funds
     Prospectus
     Appendix
     Financial
     Highlights

GE Value Equity
Fund


                                                    CLASS A
                                  ----------------------------------------------
                                  1998(b)  1997(d)  10/31/96  10/31/95  10/31/94
                                  -------  -------  --------  --------  --------
Inception date                         --       --        --       --    9/8/93

Net Asset Value,
  Beginning of Period              $13.58   $10.83     $8.95    $7.51     $7.63

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)     0.05     0.07      0.05     0.14      0.13

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)       0.46     3.59      1.99     1.45    (0.16)

Total Income (Loss)
  From Investment Operations         0.51     3.66      2.04     1.59    (0.03)

Less Distributions
  Dividends (from net
    investment income)               0.00     0.04      0.09     0.15      0.09

  Distributions (from
    capital gains)                   4.16     0.87      0.07     0.00      0.00

Total Distributions                  4.16     0.91      0.16     0.15      0.09

Net Asset Value,
  End of Period                     $9.93   $13.58    $10.83    $8.95     $7.51

Total Return (a)                    5.86%   36.18%    23.10%   21.45%   (0.32%)

Ratios/Supplemental Data
  Net Assets, End of
    Period (in thousands)         $14.276   $8,236    $5,833   $4,083    $3,267

  Ratio of Net Expenses
    to Average Net Assets*          1.31%    1.30%     1.35%    1.35%     1.35%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     0.50%    0.63%     1.03%    1.71%     1.92%

  Ratio of Gross Expenses
    to Average Net Assets*          1.33%    1.33%     1.73%    2.43%     3.55%

  Portfolio Turnover Rate             40%    1.31%      100%      27%       15%




GE Mid-Cap
Growth Fund
                                                      CLASS A
                                  ----------------------------------------------
                                  1998(b)  1997(d)  10/31/96  10/31/95  10/31/94
                                  -------  -------  --------  --------  --------
Inception date                         --       --        --        --    9/8/93

Net Asset Value,
  Beginning of Period              $17.61   $13.16    $11.38     $8.81     $8.69

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)   (0.04)   (0.07)      0.00      0.01    (0.01)

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)     (1.86)     4.52      1.78      2.56      0.21

Total Income (Loss)
  From Investment Operations       (1.90)     4.45      1.78      2.57      0.20

Less Distributions
  Dividends (from net
    investment income)               0.00     0.00      0.00      0.00      0.00

  Distributions (from
    capital gains)                   7.37     0.00      0.00      0.00      0.08

  Returns of Capital                 0.07     0.00      0.00      0.00      0.00

Total Distributions                  7.44     0.00      0.00      0.00      0.08

Net Asset Value,
  End of Period                     $8.27   $17.61    $13.16    $11.38     $8.81

Total Return (a)                 (16.11%)   33.81%    15.64%    29.17%     2.48%

Ratios/Supplemental Data
  Net Assets, End of
    period (in thousands)         $10,134  $10,885    $8,222    $5,986    $4,182

  Ratio of Net Expenses
    to Average Net Assets*          1.40%    1.31%     1.35%     1.35%     1.34%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                   (0.35%)  (0.51%)     0.03%     0.10%   (0.11%)

  Ratio of Gross Expenses
    to Average Net Assets*          1.45%    1.46%     1.70%     2.44%     3.53%

  Portfolio Turnover Rate             13%     139%       41%       74%      100%

                                                                      ----------
                                                                              81

--------------------------------------------------------------------------------


                                                       CLASS B                      CLASS C     CLASS D
                                   ---------------------------------------------  -----------  --------
                                   1998(b)  1997(d)  10/31/96 10/31/95 10/31/94   1998(b,g,j)  1998(b,h)
Inception date                         --       --        --       --   9/8/93      10/2/97      1/5/98

Net Asset Value,
  Beginning of Period               $13.48   $10.79   $8.93    $7.50    $7.64        $16.76       10.00

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)      0.00    (0.01)   0.04     0.07     0.08          0.08        0.08

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)        0.45     3.57    1.93     1.45   (0.17)          0.29        0.30

Total Income (Loss)
  From Investment Operations          0.45     3.56    1.97     1.52   (0.09)          0.37        0.38

Less Distributions
  Dividends (from net
    investment income)                0.00     0.00    0.04     0.09     0.05          0.00        0.00

  Distributions (from
    capital gains)                    4.16     0.87    0.07     0.00     0.00          6.97        0.00

Total Distributions                   4.16     0.87    0.11     0.09     0.05          6.97        0.00

Net Asset Value,
  End of Period                      $9.77   $13.48  $10.79    $8.93    $7.50        $10.16      $10.38

Total Return (a)                     5.32%   35.23%  22.30%   20.50%  (1.10%)         5.21%       3.80%

Ratios/Supplemental Data
  Net Assets, End of
    Period (in thousands)          $44,655  $46,035  $33,318  $14,450  $7,970        $2,366      $1,580

  Ratio of Net Expenses
    to Average Net Assets*           1.81%    2.05%    2.10%    2.10%   2.10%         1.06%       0.81%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                      0.00%   (0.12%)   0.23%    0.94%   1.09%         0.75%       0.98%

  Ratio of Gross Expenses
    to Average Net Assets*           1.81%    2.07%    2.40%    3.18%   4.02%         1.23%       0.81%

  Portfolio Turnover Rate              40%     131%     100%      27%     15%           40%         40%



                                                     CLASS B                        CLASS C     CLASS D
                                   ---------------------------------------------  -----------  ---------
                                   1998(b)  1997(d)  10/31/96 10/31/95 10/31/94   1998(b,g,j)  1998(b,h)
Inception date                          --       --       --       --   9/8/93      10/2/97      1/5/98

Net Asset Value,
  Beginning of Period               $17.11   $12.87   $11.21    $8.74    $8.70       $47.12      $10.00

Income (Loss) from
  Investment Operations

    Net Investment Income
      (Loss)                        (0.08)   (0.18)   (0.09)   (0.05)   (0.04)         0.00        0.01

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)      (1.79)     4.42     1.75     2.52     0.16       (3.58)      (1.30)

Total Income (Loss)
  From Investment Operations        (1.87)     4.24     1.66     2.47     0.12       (3.58)      (1.29)

Less Distributions
  Dividends (from net
    investment income)                0.00     0.00     0.00     0.00     0.00         0.00        0.00

  Distributions (from
    capital gains)                    7.40     0.00     0.00     0.00     0.08        34.86        0.00

  Returns of Capital                  0.04     0.00     0.00     0.00     0.00         0.19        0.00

Total Distributions                   7.44     0.00     0.00     0.00     0.08        35.05        0.00

Net Asset Value,
  End of Period                      $7.80   $17.11   $12.87   $11.21    $8.74        $8.49       $8.71

Total Return (a)                  (16.62%)   33.02%   14.81%   28.26%    1.67%     (16.69%)    (12.90%)

Ratios/Supplemental Data
  Net Assets, End of
    period (in thousands)          $22,038  $32,280  $27,616  $14,311   $5,857       $1,705        $471

  Ratio of Net Expenses
    to Average Net Assets*           1.90%    2.06%    2.10%    2.10%    2.09%        1.15%       0.89%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                    (0.86%)  (1.26%)  (0.73%)  (0.66%)  (0.82%)       (0.06)       0.21%

  Ratio of Gross Expenses
    to Average Net Assets*           1.93%    2.21%    2.41%    3.19%    4.06%        1.32%       0.89%

  Portfolio Turnover Rate              13%     139%      41%      74%     100%          13%         13%


--------------------------------------------------
82   GE Funds
     Prospectus
     Appendix
     Financial
     Highlights

--------------------------------------------------------------------------------

GE Global
Equity Fund


                                                                                                      CLASS A
                                                                                     --------------------------------------------
                                                                                     1998(b)   1997    1996(b)   1995     1994(c)

Inception date                                                                          --       --       --       --    12/22/93

Net Asset Value, Beginning of Period                                                $24.61   $22.01   $20.18   $19.34      $18.61

Income (Loss) from Investment Operations

   Net Investment Income (Loss)                                                     (0.01)     0.00     0.02     0.10        0.03

   Net Gains (Losses) on Investments
     (both realized and unrealized)                                                 (2.61)     3.89     2.20     1.22        0.91

Total Income (Loss) From Investment
  Operations                                                                        (2.62)     3.89     2.22     1.32        0.94

Less Distributions
   Dividends (from net investment income)                                             0.00     0.00     0.02     0.09        0.01

   Distributions (from capital gains)                                                 2.47     1.29     0.37     0.39        0.20
Total Distributions                                                                   2.47     1.29     0.39     0.48        0.21

Net Asset Value, End of Period                                                      $19.52   $24.61   $22.01   $20.18      $19.34

Total Return (a)                                                                  (11.03%)   18.51%   11.18%    7.16%       3.09%

Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)                                        $ 1,414  $ 1,524  $ 4,054  $ 2,811     $   694

   Ratio of Net Expenses to Average Net Assets*                                      1.60%    1.60%    1.60%    1.60%       1.60%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                    (0.03%)  (0.09%)    0.12%    0.47%       0.44%

   Ratio of Gross Expenses to Average Net Assets*                                    1.98%    3.10%    1.90%    2.17%       2.02%

   Portfolio Turnover Rate                                                             71%      70%      46%      46%         26%




GE International
Equity Fund
                                                                                                       CLASS A
                                                                                     --------------------------------------------
                                                                                     1998(b)     1997  1996(b)     1995      1994
Inception date                                                                            --       --       --       --    3/2/94

Net Asset Value, Beginning of Period                                                  $20.26   $17.65   $15.87   $15.18    $15.00

Income (Loss) from Investment Operations

   Net Investment Income (Loss)                                                         0.04     0.01     0.07     0.09      0.06

   Net Gains (Losses) on Investments (both realized and unrealized)                   (1.58)     3.16     1.74     0.64      0.12

Total Income (Loss) From Investment Operations                                        (1.54)     3.17     1.81     0.73      0.18

Less Distributions

   Dividends (from net investment income)                                               0.00     0.06     0.03     0.04      0.00

   Distributions (from capital gains)                                                   3.74     0.50     0.00     0.00      0.00

Total Distributions                                                                     3.74     0.56     0.03     0.04      0.00

Net Asset Value, End of Period                                                        $14.98   $20.26   $17.65   $15.87    $15.18

Total Return (a)                                                                     (8.93%)   18.41%   11.39%    4.87%     1.20%

Ratios/Supplemental Data

   Net Assets, End of Period (in thousands)                                          $16,805  $17,270  $ 8,462  $ 3,948   $    25

   Ratio of Net Expenses to Average Net Assets*                                        1.60%    1.60%    1.59%    1.60%     1.60%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                        0.22%    0.20%    0.43%    1.28%     1.01%

   Ratio of Gross Expenses to Average Net Assets*                                      1.61%    1.60%    1.66%    1.95%     1.93%

   Portfolio Turnover Rate                                                               93%      51%      36%      27%        6%

                                                         -----------------------
                                                                              83

-------------------------------------------------------------------------------


                                                                                                         CLASS B
                                                                                     ---------------------------------------------
                                                                                     1998(b)     1997     1996     1995      1994
Inception date                                                                          --       --       --       --     12/22/93

Net Asset Value, Beginning of Period                                                $24.32   $21.87   $20.14   $19.32       $18.48

Income (Loss) from Investment Operations

   Net Investment Income (Loss)                                                     (0.11)   (0.08)   (0.04)     0.00       (0.01)

   Net Gains (Losses) on Investments
     (both realized and unrealized)                                                 (2.57)     3.82     2.14     1.23         1.06

Total Income (Loss) From Investment
  Operations                                                                        (2.68)     3.74     2.10     1.23         1.05

Less Distributions
   Dividends (from net investment income)                                             0.00     0.00     0.00     0.02         0.01

   Distributions (from capital gains)                                                 2.47     1.29     0.37     0.39         0.20
Total Distributions                                                                   2.47     1.29     0.37     0.41         0.21

Net Asset Value, End of Period                                                      $19.17   $24.32   $21.87   $20.14       $19.32

Total Return (a)                                                                  (11.44%)   17.92%   10.61%    6.62%        5.70%

Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)                                         $  989   $  877   $  600   $  356       $  128

   Ratio of Net Expenses to Average Net Assets*                                      2.10%    2.10%    2.10%    2.10%        2.10%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                    (0.48%)  (0.52%)  (0.34%)  (0.11%)      (0.08%)

   Ratio of Gross Expenses to Average Net Assets*                                    2.45%    3.33%    3.50%    3.50%        2.52%

   Portfolio Turnover Rate                                                             71%      70%      46%      46%          26%



                                                                                                      CLASS B
                                                                                     --------------------------------------------
                                                                                     1998(b)     1997  1996(b)     1995      1994
Inception date                                                                            --       --       --       --    3/2/94

Net Asset Value, Beginning of Period                                                  $20.02   $17.47   $15.77   $15.13    $15.00

Income (Loss) from Investment Operations

   Net Investment Income (Loss)                                                       (0.05)   (0.06)     0.05     0.01      0.00

   Net Gains (Losses) on Investments (both realized and unrealized)                   (1.55)     3.11     1.65     0.64      0.13

Total Income (Loss) From Investment Operations                                        (1.60)     3.05     1.70     0.65      0.13

Less Distributions

   Dividends (from net investment income)                                               0.00     0.00     0.00     0.01      0.00

   Distributions (from capital gains)                                                   3.74     0.50     0.00     0.00      0.00

Total Distributions                                                                     3.74     0.50     0.00     0.01      0.00

Net Asset Value, End of Period                                                        $14.68   $20.02   $17.47   $15.77    $15.13

Total Return (a)                                                                     (9.39%)   17.86%   10.78%    4.33%     0.87%

Ratios/Supplemental Data

   Net Assets, End of Period (in thousands)                                          $   948  $  455   $   272  $    57   $    34

   Ratio of Net Expenses to Average Net Assets*                                        2.10%   2.10%     2.10%    2.10%     2.10%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                      (0.26%) (0.30%)     0.28%    0.10%     0.47%

   Ratio of Gross Expenses to Average Net Assets*                                      2.59%   4.12%     3.50%    3.50%     2.43%

   Portfolio Turnover Rate                                                               93%     51%       36%      27%        6%



GE International Equity Fund
                                                                                                       CLASS C
                                                                                     --------------------------------------------
                                                                                     1998(b)   1997     1996     1995      1994
Inception date                                                                          --       --       --       --      1/5/93

Net Asset Value, Beginning of Period                                                $24.81   $22.18   $20.31   $19.40      $17.16

Income (Loss)from Investment Operations

   Net Investment Income (Loss)                                                       0.05     0.04     0.06     0.09        0.07

   Net Gains (Losses) on Investments
     (both realized and unrealized)                                                 (2.65)     3.94     2.22     1.30        2.37

Total Income (Loss) From Investment
  Operations                                                                        (2.60)     3.98     2.28     1.39        2.44

Less Distributions
   Dividends (from net investment income)                                             0.02     0.06     0.04     0.09        0.00

   Distributions (from capital gains)                                                 2.47     1.29     0.37     0.39        0.20
Total Distributions                                                                   2.49     1.35     0.41     0.48        0.20

Net Asset Value, End of Period                                                      $19.72   $24.81   $22.18   $20.31      $19.40

Total Return (a)                                                                  (10.86%)   18.82%   11.44%    7.47%      14.28%

Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)                                        $28,412  $35,120  $28,682  $23,683     $20,432

   Ratio of Net Expenses to Average Net Assets*                                      1.34%    1.35%    1.35%    1.35%       1.31%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                      0.22%    0.24%    0.33%    0.59%       0.52%

   Ratio of Gross Expenses to Average Net Assets*                                    1.35%    1.45%    1.60%    1.42%       1.77%

   Portfolio Turnover Rate                                                             71%      70%      46%      46%         26%




GE Global
Equity Fund                                                                                             CLASS D
                                                                                     ---------------------------------------------
                                                                                     1998(b)   1997     1996     1995      1994
Inception date                                                                          --       --       --       --    11/29/93

Net Asset Value, Beginning of Period                                                $24.83   $22.25   $20.37   $19.45      $17.49

Income (Loss) from Investment Operations

   Net Investment Income (Loss)                                                       0.09     0.10     0.13     0.13        0.11

   Net Gains (Losses) on Investments
     (both realized and unrealized)                                                 (2.63)     3.94     2.21     1.31        2.06

Total Income (Loss) From Investment
  Operations                                                                        (2.54)     4.04     2.34     1.44        2.17

Less Distributions
   Dividends (from net investment income)                                             0.10     0.17     0.09     0.13        0.01

   Distributions (from capital gains)                                                 2.47     1.29     0.37     0.39        0.20
Total Distributions                                                                   2.57     1.46     0.46     0.52        0.21

Net Asset Value, End of Period                                                      $19.72   $24.83   $22.25   $20.37      $19.45

Total Return (a)                                                                  (10.59%)   19.14%   11.71%    7.76%      12.43%

Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)                                        $15,039  $22,642  $10,123  $ 9,785     $10,504

   Ratio of Net Expenses to Average Net Assets*                                      1.07%    1.10%    1.10%    1.10%       1.10%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                      0.37%    0.48%    0.56%    0.84%       0.82%

   Ratio of Gross Expenses to Average Net Assets*                                    1.07%    1.10%    1.12%    1.75%       1.52%

   Portfolio Turnover Rate                                                             71%      70%      46%      46%         26%




GE International Equity Fund
                                                                                                    CLASS C
                                                                                     --------------------------------------------
                                                                                     1998(b)     1997   1996(b)   1995      1994
Inception date                                                                            --       --       --       --    3/2/94

Net Asset Value, Beginning of Period                                                  $20.36   $17.65   $15.88   $15.19    $15.00

Income (Loss) from Investment Operations

   Net Investment Income (Loss)                                                         0.09     0.05     0.11     0.12      0.00

   Net Gains (Losses) on Investments (both realized and unrealized)                   (1.60)     3.19     1.72     0.65      0.19

Total Income (Loss) From Investment Operations                                        (1.51)     3.24     1.83     0.77      0.19

Less Distributions

   Dividends (from net investment income)                                               0.00     0.03     0.06     0.08      0.00

   Distributions (from capital gains)                                                   3.74     0.50     0.00     0.00      0.00

Total Distributions                                                                     3.74     0.53     0.06     0.08      0.00

Net Asset Value, End of Period                                                        $15.11   $20.36   $17.65   $15.88    $15.19

Total Return (a)                                                                     (8.71%)   18.79%   11.54%    5.16%     1.27%

Ratios/Supplemental Data

   Net Assets, End of Period (in thousands)                                          $ 6,114  $ 6,152  $ 3,230  $ 1,262   $   481

   Ratio of Net Expenses to Average Net Assets*                                        1.35%    1.35%    1.35%    1.35%     1.35%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                        0.50%    0.45%    0.68%    0.83%     0.66%

   Ratio of Gross Expenses to Average Net Assets*                                      1.42%    1.58%    1.96%    2.75%     1.68%

   Portfolio Turnover Rate                                                               93%      51%      36%      27%        6%



                                                                                                        CLASS D
                                                                                     --------------------------------------------
                                                                                     1998(b)     1997   1996(b)    1995      1994
Inception date                                                                            --       --       --       --    3/2/94

Net Asset Value, Beginning of Period                                                  $20.43   $17.76   $15.94   $15.22    $15.00

Income (Loss) from Investment Operations

   Net Investment Income (Loss)                                                         0.01     0.13     0.17     0.12      0.10

   Net Gains (Losses) on Investments (both realized and unrealized)                   (1.46)     3.18     1.73     0.70      0.12

Total Income (Loss) From Investment Operations                                        (1.45)     3.31     1.90     0.82      0.22

Less Distributions

   Dividends (from net investment income)                                               0.06     0.14     0.08     0.10      0.00

   Distributions (from capital gains)                                                   3.74     0.50     0.00     0.00      0.00

Total Distributions                                                                     3.80     0.64     0.08     0.10      0.00

Net Asset Value, End of Period                                                        $15.18   $20.43   $17.76   $15.94    $15.22

Total Return (a)                                                                     (8.34%)   19.16%   11.97%    5.45%     1.47%

Ratios/Supplemental Data

   Net Assets, End of Period (in thousands)                                          $15,367  $75,098  $63,225  $32,907   $26,460

   Ratio of Net Expenses to Average Net Assets*                                        1.04%    1.01%    1.03%    1.07%     1.10%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                        0.08%    0.76%    0.99%    0.97%     1.52%

   Ratio of Gross Expenses to Average Net Assets*                                      1.06%    1.01%    1.03%    1.18%     1.43%

   Portfolio Turnover Rate                                                               93%      51%      36%      27%        6%

---------------------
84   GE Funds
     Prospectus
     Appendix
     Financial
     Highlights

--------------------------------------------------------------------------------
GE Fixed
Income Fund


                                                     CLASS A
                                  ----------------------------------------------
                                  1998(b)    1997    1996      1995     1994(c)
                                  -------  -------  --------  --------  --------
Inception date                         --       --        --       --   12/22/93

Net Asset Value,
  Beginning of Period              $12.05   $11.69    $11.91   $11.27     $12.19

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)     0.64     0.69      0.65     0.73       0.47

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)       0.50     0.35    (0.19)     0.63     (0.84)

Total Income (Loss)
  From Investment Operations         1.14     1.04      0.46     1.36     (0.37)

Less Distributions
  Dividends (from net
    investment income)               0.64     0.68      0.68     0.72       0.47

  Distributions (from
    capital gains)                   0.00     0.00      0.00     0.00       0.08

  Returns of Capital                 0.02     0.00      0.00     0.00       0.00

Total Distributions                  0.66     0.68      0.68     0.72       0.55

Net Asset Value,
  End of Period                    $12.53   $12.05    $11.69   $11.91     $11.27

Total Return (a)                    9.70%    9.19%     3.91%   12.48%    (3.02%)

Ratios/Supplemental Data
  Net Assets, End of
    Period (in thousands)         $35,342  $18,617   $15,653   $5,400    $26,023

  Ratio of Net Expenses
    to Average Net Assets*          1.05%    1.09%     1.05%    1.08%      1.10%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     5.28%    5.81%     5.66%    6.22%      5.37%

  Ratio of Gross Expenses
    to Average Net Assets*          1.06%    1.14%     1.12%    1.18%      1.51%

  Portfolio Turnover Rate            219%     258%      275%     315%       298%


--------------------------------------------------------------------------------
GE Government
Securities Fund



                                                      CLASS A
                                  ----------------------------------------------
                                  1998(b)  1997(d)  10/31/96  10/31/95  10/31/94
                                  -------  -------  --------  --------  --------
Inception date                         --       --        --        --    9/8/93

Net Asset Value,
  Beginning of Period               $8.53    $8.48     $8.70     $8.43    $10.14

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)     0.56     0.53      0.62      0.58      0.70

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)       0.39     0.05    (0.22)      0.38    (1.60)

Total Income (Loss)
  From Investment Operations         0.95     0.58      0.40      0.96    (0.90)

Less Distributions
  Dividends (from net
    investment income)               0.53     0.53      0.54      0.58      0.70

  Distributions (from
    capital gains)                   0.00     0.00      0.00      0.00      0.03

  In Excess of Net
    Investment Income                0.05     0.00      0.00      0.00      0.00

  Returns of Capital                 0.00     0.00      0.08      0.11      0.08

Total Distributions                  0.58     0.53      0.62      0.69      0.81

Net Asset Value,
  End of Period                     $8.90    $8.53     $8.48     $8.70     $8.43

Total Return (a)                   11.61%    7.13%     4.80%    11.77%   (9.17%)

Ratios/Supplemental Data
  Net Assets, End of
    period (in thousands)         $24,541  $24,027   $29,090   $26,889   $21,498

  Ratio of Net Expenses
    to Average Net Assets*          1.10%    0.88%     0.90%     1.01%     0.99%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     6.52%    6.91%     6.59%     6.78%     7.09%

  Ratio of Gross Expenses
    to Average Net Assets*          1.16%    0.88%     0.90%     1.07%     0.99%

  Portfolio Turnover Rate             64%     110%      334%      316%      129%

                                                         -----------------------
                                                                              85

                                                      CLASS B
                                  ----------------------------------------------
                                  1998(b)     1997      1996     1995    1994

Inception date                         --       --        --       --  12/22/93
12/22/93

Net Asset Value,
  Beginning of Period              $12.06   $11.70    $11.91   $11.26    $12.15

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)     0.58     0.63      0.60     0.65      0.42

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)       0.50     0.36    (0.20)     0.66    (0.81)

Total Income (Loss)
  From Investment Operations         1.08     0.99      0.40     1.31    (0.39)

Less Distributions
  Dividends (from net
    investment income)               0.57     0.63      0.61     0.66      0.42

  Distributions (from
    capital gains)                   0.00     0.00      0.00     0.00      0.08


  Returns of Capital                 0.02     0.00      0.00     0.00      0.00

 Total Distributions                 0.59     0.63      0.61     0.66      0.50

Net Asset Value,
  End of Period                    $12.55   $12.06    $11.70   $11.91    $11.26

Total Return (a)                    9.24%    8.64%     3.41%   11.98%   (3.31%)

Ratios/Supplemental Data
  Net Assets, End of
    period (in thousands)          $1,855   $1,401    $1,673     $234       $65

  Ratio of Net Expenses
    to Average Net Assets*          1.55%    1.56%     1.60%    1.60%     1.58%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     4.79%    5.17%     5.19%    5.57%     4.83%

  Ratio of Gross Expenses
    to Average Net Assets*          1.85%    2.19%     2.44%    3.50%     2.01%

  Portfolio Turnover Rate            219%     258%      275%     315%      298%



                                                     CLASS C
                                  ----------------------------------------------
                                  1998(b)   1997      1996     1995     1994

Inception date                         --       --       --       --   1/5/93

Net Asset Value,
  Beginning of Period              $12.06   $11.70   $11.92   $11.27   $12.31

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)     0.68     0.72     0.69     0.73     0.61

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)       0.50     0.35   (0.21)     0.67   (0.96)

Total Income (Loss)
  From Investment Operations         1.18     1.07     0.48     1.40   (0.35)

Less Distributions
  Dividends (from net
    investment income)               0.67     0.71     0.70     0.75     0.61

  Distributions (from
    capital gains)                   0.00     0.00     0.00     0.00     0.08


  Returns of Capital                 0.02     0.00     0.00     0.00     0.00

 Total Distributions                 0.69     0.71     0.70     0.75     0.69

Net Asset Value,
  End of Period                    $12.55   $12.06   $11.70   $11.92   $11.27

Total Return (a)                   10.06%    9.45%    4.10%   12.81%  (2.97%)

Ratios/Supplemental Data
  Net Assets, End of
    period (in thousands)         $49,736  $35,097  $28,115  $21,401  $13,600

  Ratio of Net Expenses
    to Average Net Assets*          0.80%    0.85%    0.85%    0.85%    0.79%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     5.53%    6.17%    5.84%    6.37%    5.22%

  Ratio of Gross Expenses
    to Average Net Assets*          0.83%    0.96%    0.99%    0.95%    1.26%

  Portfolio Turnover Rate            219%     258%     275%     315%     298%



                                                     CLASS D
                                  ----------------------------------------------
                                  1998(b)  1997     1996      1995       1994

Inception date                         --       --       --       --   11/29/93

Net Asset Value,
  Beginning of Period              $12.05   $11.69   $11.92   $11.27     $12.17

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)     0.71     0.75     0.72     0.77       0.55

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)       0.50     0.35   (0.22)     0.65     (0.83)

Total Income (Loss)
  From Investment Operations         1.21     1.01     0.50     1.42     (0.28)

Less Distributions
  Dividends (from net
    investment income)               0.70     0.74     0.73     0.77       0.54

  Distributions (from
    capital gains)                   0.00     0.00     0.00     0.00       0.08


  Returns of Capital                 0.02     0.00     0.00     0.00       0.00

 Total Distributions                 0.72     0.74     0.73     0.77       0.62

Net Asset Value,
  End of Period                    $12.54   $12.05   $11.69   $11.92     $11.27

Total Return (a)                   10.33%    9.74%    4.32%   13.10%    (2.34%)

Ratios/Supplemental Data
  Net Assets, End of
    period (in thousands)         $30,067  $16,229  $19,098   $6,642     $2,732

  Ratio of Net Expenses
    to Average Net Assets*          0.55%    0.56%    0.55%    0.59%      0.58%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     5.58%    5.97%    6.14%    6.57%      5.40%

  Ratio of Gross Expenses
    to Average Net Assets*          0.57%    0.59%    0.57%    2.50%      1.01%

  Portfolio Turnover Rate            219%     258%     275%     315%       298%



GE Government Securities Fund
                                                      CLASS B
                                  ----------------------------------------------
                                  1998(b)  1997(d)  10/31/96 10/31/95 10/31/94

Inception date                         --       --       --         --    4/22/87

Net Asset Value,
  Beginning of Period               $8.54    $8.49    $8.71      $8.42     $10.14

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)     0.52     0.47     0.55       0.51       0.60

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)       0.39     0.05   (0.22)       0.41     (1.58)

Total Income (Loss)
  From Investment Operations         0.91     0.52     0.33       0.92     (0.98)

Less Distributions
  Dividends (from net
    investment income)               0.48     0.47     0.48       0.52       0.60

  Distributions (from
    capital gains)                   0.00     0.00     0.00       0.00       0.03

  In Excess of Net
    Investment Income                0.04     0.00     0.00       0.00       0.00

  Returns of Capital                 0.00     0.00     0.07       0.11       0.11

Total Distributions                  0.52     0.47     0.55       0.63       0.74

Net Asset Value,
  End of Period                     $8.93    $8.54    $8.49      $8.71      $8.42

Total Return (a)                   10.99%    6.36%    4.00%     11.19%    (9.98%)

Ratios/Supplemental Data
  Net Assets, End of
    period (in thousands)        $399,675 $523,303 $767,216 $1,112,254 $1,252,348

  Ratio of Net Expenses
    to Average Net Assets*          1.60%    1.63%    1.69%      1.76%      1.76%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     6.00%    6.15%    5.77%      6.08%      6.45%

  Ratio of Gross Expenses
    to Average Net Assets*          1.61%    1.63%    1.69%      1.78%      1.76%

  Portfolio Turnover Rate             64%     110%     334%       316%       129%




GE Government
Securities Fund
                                                     CLASS C
                                  ----------------------------------------------
                                  1998(b,i)

Inception date                    10/28/97

Net Asset Value,
  Beginning of Period               $10.00

Income (Loss) from
  Investment Operations

    Net Investment Income (Loss)      0.61

    Net Gains (Losses)
      on Securities (both
      realized and unrealized)        0.36

Total Income (Loss)
  From Investment Operations          0.97

Less Distributions
  Dividends (from net
    investment income)                0.51

  Distributions (from
    capital gains)                    0.00

  In Excess of Net
    Investment Income                 0.05

  Returns of Capital                  0.00

Total Distributions                   0.56

Net Asset Value,
  End of Period                     $10.41

Total Return (a)                    10.01%

Ratios/Supplemental Data
  Net Assets, End of
    period (in thousands)            $972

  Ratio of Net Expenses
    to Average Net Assets*          0.78%

  Ratio of Net Investment
    Income (Loss) to Average
    Net Assets*                     6.01%

  Ratio of Gross Expenses
    to Average Net Assets*          1.46%

  Portfolio Turnover Rate             64%

---------------------
86   GE Funds
     Prospectus
     Appendix
     Financial
     Highlights

-------------------------------------------------------------------------------
GE Short-Term
Government
Fund


                                                                                                      CLASS A
                                                                                  -----------------------------------------------
                                                                                    1998(b)     1997    1996(b)     1995     1994
Inception date                                                                           --       --         --       --   3/2/94

Net Asset Value, Beginning of Period                                               $  11.85   $11.78     $11.91   $11.72   $12.00

Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                                        0.62     0.65       0.60     0.64     0.35

   Net Gains (Losses) on Investments (both realized and unrealized)                    0.19     0.07     (0.06)     0.21   (0.30)

Total Income (Loss) From Investment Operations                                         0.81     0.72       0.54     0.85     0.05

Less Distributions
   Dividends (from net investment income)                                              0.63     0.64       0.61     0.66     0.33

   Distributions (from capital gains)                                                  0.02     0.01       0.06     0.00     0.00

Total Distributions                                                                    0.65     0.65       0.67     0.66     0.33

Net Asset Value, End of Period                                                       $12.01   $11.85     $11.78   $11.91   $11.72

Total Return (a)                                                                      7.10%    6.30%      4.63%    7.48%    0.40%

Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                                          $8,905   $7,298     $  340   $  285   $   35

   Ratio of Net Expenses to Average Net Assets*                                       0.95%    0.95%      0.95%    0.95%    0.95%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                       5.21%    5.24%      5.04%    5.27%    4.75%

   Ratio of Gross Expenses to Average Net Assets*                                     1.17%    2.19%      3.00%    3.00%    1.71%

   Portfolio Turnover Rate                                                             185%     265%       201%     415%     146%




GE Tax-Exempt
Fund
                                                                                                      CLASS A
                                                                                     ------------------------------------------
                                                                                     1998(b)  1997(d)   10/31/96 10/31/95 10/31/94
Inception date                                                                           --       --         --       --   9/8/93

Net Asset Value, Beginning of Period                                                 $11.63   $11.42     $11.31   $10.59   $11.48

Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                                        0.51     0.53       0.62     0.55     0.45

   Net Gains (Losses) on Investments (both realized and unrealized)                    0.20     0.22       0.05     0.73   (0.78)

Total (Loss) From Investment Operations                                                0.71     0.75       0.67     1.28   (0.33)

Less Distributions
   Dividends (from net investment income)                                              0.51     0.54       0.56     0.56     0.56

   Distributions (from capital gains)                                                  0.00     0.00       0.00     0.00     0.00

Total Distributions                                                                    0.51     0.54       0.56     0.56     0.56

Net Asset Value, End of Period                                                       $11.83   $11.63     $11.42   $11.31   $10.59

Total Return (a)                                                                      6.33%    6.77%      6.13%   12.24%  (2.99%)

Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                                         $ 5,730  $16,542    $16,169  $16,025  $14,283

   Ratio of Net Expenses to Average Net Assets*                                       1.10%    0.35%      0.00%    0.00%    0.77%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                       4.32%    5.01%      5.42%    5.01%    4.08%

   Ratio of Gross Expenses to Average Net Assets*                                     1.23%    1.57%      1.52%    1.81%    1.62%

   Portfolio Turnover Rate                                                              74%      13%         6%      25%       0%

                                                                      ----------
                                                                              87
GE Short-Term
Government
Fund


                                                                                                      CLASS B
                                                                                  -----------------------------------------------
                                                                                    1998(b)     1997    1996        1995     1994
Inception date                                                                           --       --         --       --   3/2/94

Net Asset Value, Beginning of Period                                                 $11.84   $11.78     $11.90   $11.72   $12.00

Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                                        0.58     0.61      0.56      0.59     0.33

   Net Gains (Losses) on Investments (both realized and unrealized)                    0.20     0.06     (0.05)     0.21   (0.31)

Total Income (Loss) From Investment Operations                                         0.78     0.67       0.51     0.80     0.02

Less Distributions
   Dividends (from net investment income)                                              0.59     0.60       0.57     0.62     0.30

   Distributions (from capital gains)                                                  0.02     0.01       0.06     0.00     0.00

Total Distributions                                                                    0.61     0.61       0.63     0.62     0.30

Net Asset Value, End of Period                                                       $12.01   $11.84     $11.78   $11.90   $11.72

Total Return (a)                                                                      6.83%    5.84%      4.35%    7.01%    0.20%

Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                                            $895   $1,031       $145      $83      $25

   Ratio of Net Expenses to Average Net Assets*                                       1.30%    1.30%      1.30%    1.30%    1.30%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                       4.87%    4.84%      4.67%    5.07%    4.38%

   Ratio of Gross Expenses to Average Net Assets*                                     1.88%    7.77%      3.35%    3.35%    2.06%

   Portfolio Turnover Rate                                                             185%     265%       201%     415%     146%




GE Short-Term
Government Fund
                                                                                                      CLASS C
                                                                                  -----------------------------------------------
                                                                                    1998(b)     1997    1996        1995     1994
Inception date                                                                           --       --         --       --   3/2/94

Net Asset Value, Beginning of Period                                                 $11.86   $11.79     $11.91   $11.72   $12.00

Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                                        0.65     0.67       0.63     0.66     0.36

   Net Gains (Losses) on Investments (both realized and unrealized)                    0.19     0.08     (0.05)     0.22   (0.30)

Total Income (Loss) From Investment Operations                                         0.84     0.75       0.58     0.88     0.06

Less Distributions
   Dividends (from net investment income)                                              0.66     0.67       0.64     0.69     0.34

   Distributions (from capital gains)                                                  0.02     0.01       0.06     0.00     0.00

Total Distributions                                                                    0.68     0.68       0.70     0.69     0.34

Net Asset Value, End of Period                                                       $12.02   $11.86     $11.79   $11.91   $11.72

Total Return (a)                                                                      7.36%    6.57%      4.98%    7.74%    0.53%

Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                                          $8,199   $5,319     $3,653   $2,437   $  287

   Ratio of Net Expenses to Average Net Assets*                                       0.70%    0.70%      0.70%    0.70%    0.70%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                       5.47%    5.57%      5.28%    5.62%    5.18%

   Ratio of Gross Expenses to Average Net Assets*                                     0.95%    1.07%      1.34%    1.84%    1.46%

   Portfolio Turnover Rate                                                             185%     265%       201%     415%     146%




GE Short-Term
Government Fund
                                                                                                      CLASS D
                                                                                  -----------------------------------------------
                                                                                    1998(b)     1997    1996(b)     1995     1994
Inception date                                                                           --       --         --       --   3/2/94

Net Asset Value, Beginning of Period                                                 $11.85   $11.78     $11.90   $11.72   $12.00

Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                                        0.68     0.70      0.66      0.69     0.39

   Net Gains (Losses) on Investments (both realized and unrealized)                    0.19     0.08     (0.05)     0.21   (0.31)

Total Income (Loss) From Investment Operations                                         0.87     0.78       0.61     0.90     0.08

Less Distributions
   Dividends (from net investment income)                                              0.69     0.70       0.67     0.72     0.36

   Distributions (from capital gains)                                                  0.02     0.01       0.06     0.00     0.00

Total Distributions                                                                    0.71     0.71       0.73     0.72     0.36

Net Asset Value, End of Period                                                       $12.01   $11.85     $11.78   $11.90   $11.72

Total Return (a)                                                                      7.65%    6.83%      5.24%    7.92%    0.69%

Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                                          $9,444   $7,717     $7,786   $8,048   $7,822

   Ratio of Net Expenses to Average Net Assets*                                       0.45%    0.45%      0.45%    0.45%    0.45%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                       5.74%    5.80%      5.54%    5.89%    5.32%

   Ratio of Gross Expenses to Average Net Assets*                                     0.68%    0.68%      0.83%    0.98%    1.21%

   Portfolio Turnover Rate                                                             185%     265%       201%     415%     146%




                                                                                                        CLASS B
                                                                                     ---------------------------------------------
                                                                                     1998(b)  1997(d)   10/31/96 10/31/95 10/31/94
Inception date                                                                           --       --         --       --   9/8/93

Net Asset Value, Beginning of Period                                                 $11.63   $11.44     $11.32   $10.60   $11.48

Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                                        0.44     0.51       0.62     0.55     0.43

   Net Gains (Losses) on Investments (both realized and unrealized)                    0.21     0.21       0.06     0.73   (0.82)

Total Income (Loss) From Investment Operations                                         0.65     0.72       0.68     1.28   (0.39)

Less Distributions
   Dividends (from net investment income)                                              0.45     0.53       0.56     0.56     0.49

   Distributions (from capital gains)                                                  0.00     0.00       0.00     0.00     0.00

Total Distributions                                                                    0.45     0.53       0.56     0.56     0.49

Net Asset Value, End of Period                                                       $11.83   $11.63     $11.44   $11.32   $10.60

Total Return (a)                                                                      5.68%    6.46%      6.12%   12.33%  (3.45%)

Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                                          $8,905  $10,133     $9,184   $7,668   $4,990

   Ratio of Net Expenses to Average Net Assets*                                       1.60%    0.57%      0.00%    0.00%    1.14%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                       3.81%    4.79%      5.43%    5.01%    3.75%

   Ratio of Gross Expenses to Average Net Assets*                                     1.71%    2.32%      2.26%    2.56%    2.30%

   Portfolio Turnover Rate                                                              74%      13%         6%      25%       0%




GE Tax-Exempt
Fund                                                                                      CLASS C
                                                                                     ------------------
                                                                                     1998(b)    1997(e)
Inception date                                                                           --     9/26/97

Net Asset Value, Beginning of Period                                                 $12.09      $12.08

Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                                        0.55        0.02

   Net Gains (Losses) on Investments (both realized and unrealized)                    0.21        0.00

Total Income (Loss) From Investment Operations                                         0.76        0.02

Less Distributions
   Dividends (from net investment income)                                              0.55        0.01

   Distributions (from capital gains)                                                  0.00        0.00

Total Distributions                                                                    0.55        0.01

Net Asset Value, End of Period                                                       $12.30      $12.09

Total Return (a)                                                                      6.48%       0.11%

Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                                         $10,794      $8,032

   Ratio of Net Expenses to Average Net Assets*                                       0.85%       0.74%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                       4.57%       4.04%

   Ratio of Gross Expenses to Average Net Assets*                                     0.98%       0.76%

   Portfolio Turnover Rate                                                              74%         13%




GE Tax-Exempt
Fund                                                                                                CLASS D
                                                                                     -----------------------------------------
                                                                                     1998(b)  1997(e)
Inception date                                                                           --      9/26/97

Net Asset Value, Beginning of Period                                                 $12.10       $12.09

Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                                        0.58         0.02

   Net Gains (Losses) on Investments (both realized and unrealized)                    0.27         0.00

Total Income (Loss) From Investment Operations                                         0.85         0.02

Less Distributions
   Dividends (from net investment income)                                              0.65         0.01

   Distributions (from capital gains)                                                  0.00         0.00

Total Distributions                                                                    0.65         0.01

Net Asset Value, End of Period                                                       $12.30       $12.10

Total Return (a)                                                                      7.30%        0.11%

Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                                             $24       $3,216

   Ratio of Net Expenses to Average Net Assets*                                       0.60%        0.54%

   Ratio of Net Investment Income (Loss) to Average Net Assets*                       4.74%        4.31%

   Ratio of Gross Expenses to Average Net Assets*                                     1.25%        0.56%

   Portfolio Turnover Rate                                                              74%          13%

---------------------
88   GE Funds
     Prospectus
     Appendix

     Financial
     Highlights
--------------------------------------------------------------------------------
GE Strategic
Investment Fund


                                                                                         CLASS A
                                                                       -------------------------------------------
                                                                       1998(b)  1997(b) 1996(b)  1995(b)  1994(c)
------------------------------------------------------------------------------------------------------------------
Inception date                                                              --       --      --       --  12/22/93
Net Asset Value, Beginning of Period                                    $24.01   $20.33  $18.43   $15.71    $16.21
Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                           0.53     0.53    0.51     0.52      0.48
   Net Gains (Losses) on Investments (both realized and unrealized)       0.74     3.87    1.90     2.57    (0.65)
Total Income (Loss) From Investment Operations                            1.27     4.40    2.41     3.09    (0.17)
Less Distributions
   Dividends (from net investment income)                                 0.47     0.47    0.43     0.37      0.27
   Distributions (from capital gains)                                     0.78     0.25    0.08     0.00      0.06
Total Distributions                                                       1.25     0.72    0.51     0.37      0.33

Net Asset Value, End of Period                                          $24.03   $24.01  $20.33   $18.43    $15.71

Total Return (a)                                                         5.58%   22.16%  13.35%   20.12%   (1.32%)
Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                            $32,689  $39,731 $25,232   $8,778    $1,104
   Ratio of Net Expenses to Average Net Assets*                          1.14%    1.15%   1.12%    1.15%     1.15%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          2.18%    2.42%   2.60%    2.95%     2.59%
   Ratio of Gross Expenses to Average Net Assets*                        1.14%    1.15%   1.15%    1.19%     1.58%
   Portfolio Turnover Rate                                                119%     106%     93%      98%       68%



--------------------------------------------------------------------------------
GE Money
Market Fund



                                                                       1998(b)     1997    1996     1995     1994
-----------------------------------------------------------------------------------------------------------------
Inception date                                                              --       --      --       --   1/5/93
Net Asset Value, Beginning of Period                                     $1.00    $1.00   $1.00    $1.00    $1.00
Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                           0.05     0.05    0.05     0.05     0.03
   Net Gains (Losses) on Investments (both realized and unrealized)       0.00     0.00    0.00     0.00     0.00
Total Income (Loss) From Investment Operations                            0.05     0.05    0.05     0.05     0.03
Less Distributions:
   Dividends (from net investment income)                                 0.05     0.05    0.05     0.05     0.03
   Distributions (from capital gains)                                     0.00     0.00    0.00     0.00     0.00
Total Distributions                                                       0.05     0.05    0.05     0.05     0.03
Net Asset Value, End of Period                                           $1.00    $1.00   $1.00    $1.00    $1.00

Total Return (a)                                                         5.23%    5.14%   5.18%    5.52%    3.31%
Ratios/Supplemental Data:
   Net Assets, End of Period (in thousands)                           $153,665 $114,030 $85,842  $71,664  $53,607
   Ratio of Expenses to Average Net Assets*                              0.50%    0.47%   0.45%    0.45%    0.45%
   Ratio of Net Investment Income (Loss) to Average Net Assets*          5.11%    5.04%   5.06%    5.32%    3.41%
   Ratio of Gross Expenses to Average Net Assets*                        0.52%    0.56%   0.66%    0.70%    1.04%

                                                                      ----------
                                                                              89


GE Strategic
Investment Fund
                                                                                         CLASS B
                                                                       -------------------------------------------
                                                                       1998(b)  1997(b) 1996(b)  1995(b)  1994
------------------------------------------------------------------------------------------------------------------
Inception date                                                             --      --      --      --  12/22/93
Net Asset Value, Beginning of Period                                   $23.70  $20.04  $18.26  $15.62    $16.14
Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                          0.42    0.42    0.41    0.40      0.27
   Net Gains (Losses) on Investments (both realized and unrealized)      0.69    3.82    1.87    2.58    (0.46)
Total Income (Loss) From Investment Operations                           1.11    4.24    2.28    2.98    (0.19)
Less Distributions
   Dividends (from net investment income)                                0.38    0.33    0.42    0.34      0.27
   Distributions (from capital gains)                                    0.78    0.25    0.08    0.00      0.06
Total Distributions                                                      1.16    0.58    0.50    0.34      0.33

Net Asset Value, End of Period                                         $23.65  $23.70  $20.04  $18.26    $15.62

Total Return (a)                                                        4.91%  21.57%  12.73%  19.53%   (1.25%)
Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                           $11,158  $5,685  $3,701    $882      $150
   Ratio of Net Expenses to Average Net Assets*                         1.63%   1.65%   1.65%   1.65%     1.65%
   Ratio of Net Investment Income (Loss) to Average Net Assets*         1.72%   1.92%   2.11%   2.46%     1.92%
   Ratio of Gross Expenses to Average Net Assets*                       1.63%   1.93%   2.10%   3.50%     2.08%
   Portfolio Turnover Rate                                               119%    106%     93%     98%       68%





GE Strategic
Investment Fund
                                                                                         CLASS C
                                                                       -------------------------------------------
                                                                       1998(b)  1997(b) 1996(b)  1995(b)  1994
------------------------------------------------------------------------------------------------------------------
Inception date                                                             --       --       --       --   1/5/93
Net Asset Value, Beginning of Period                                   $24.11   $20.38   $18.46   $15.72   $16.08
Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                          0.61     0.59     0.54     0.53     0.44
   Net Gains (Losses) on Investments (both realized and unrealized)      0.73     3.88     1.92     2.59   (0.48)
Total Income (Loss) From Investment Operations                           1.34     4.47     2.46     3.12   (0.04)
Less Distributions
   Dividends (from net investment income)                                0.52     0.49     0.46     0.38     0.26
   Distributions (from capital gains)                                    0.78     0.25     0.08     0.00     0.06
Total Distributions                                                      1.30     0.74     0.54     0.38     0.32

Net Asset Value, End of Period                                         $24.15   $24.11   $20.38   $18.46   $15.72

Total Return (a)                                                        5.88%   22.45%   13.58%   20.35%  (0.27%)
Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                           $49,540  $40,516  $26,467  $17,821  $13,018
   Ratio of Net Expenses to Average Net Assets*                         0.85%    0.90%    0.90%    0.90%    0.85%
   Ratio of Net Investment Income (Loss) to Average Net Assets*         2.49%    2.66%    2.81%    3.21%    2.62%
   Ratio of Gross Expenses to Average Net Assets*                       0.85%    0.94%    1.05%    1.03%    1.33%
   Portfolio Turnover Rate                                               119%     106%      93%      98%      68%






GE Strategic
Investment Fund
                                                                                         CLASS D
                                                                       -------------------------------------------
                                                                       1998(b)  1997(b) 1996(b)  1995(b)  1994
------------------------------------------------------------------------------------------------------------------
Inception date                                                             --       --       --       --  11/29/93
Net Asset Value, Beginning of Period                                   $24.16   $20.44   $18.49   $15.74    $16.02
Income (Loss) from Investment Operations
   Net Investment Income (Loss)                                          0.67     0.64     0.63     0.55      0.45
   Net Gains (Losses) on Investments (both realized and unrealized)      0.72     3.89     1.90     2.62    (0.40)
Total Income (Loss) From Investment Operations                           1.39     4.53     2.53     3.17      0.05
Less Distributions
   Dividends (from net investment income)                                0.57     0.56     0.50     0.42      0.27
   Distributions (from capital gains)                                    0.78     0.25     0.08     0.00      0.06
Total Distributions                                                      1.35     0.81     0.58     0.42      0.33

Net Asset Value, End of Period                                         $24.20   $24.16   $20.44   $18.49    $15.74

Total Return (a)                                                        6.10%   22.76%   13.95%   20.70%     0.25%
Ratios/Supplemental Data
   Net Assets, End of Period (in thousands)                           $51,802  $37,924  $36,162  $18,665   $17,159
   Ratio of Net Expenses to Average Net Assets*                         0.64%    0.65%    0.58%    0.65%     0.65%
   Ratio of Net Investment Income (Loss) to Average Net Assets*         2.70%    2.90%    3.16%    3.46%     2.93%
   Ratio of Gross Expenses to Average Net Assets*                       0.64%    0.65%    0.59%    0.97%     1.08%
   Portfolio Turnover Rate                                               119%     106%      93%      98%       68%


-------------------------------------------------------------------------------
Notes to
Financial
Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, and assume no sales charge. Had the Adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) Per share data is based on average shares outstanding during the period.

(c) Per share information is for the period since inception through September 30, 1994, and the total return information is for the period January 1, 1994, commencement of investment operations, through September 30, 1994.

(d) For the period November 1, 1996, through September 30, 1997.

(e) For the period September 27, 1997, through September 30, 1997.

(f) For the period December 31, 1996 (commencement of operations), through September 30, 1997.

(g) For the period October 2, 1997 (commencement of operations), through September 30, 1998.

(h) For the period January 5, 1998 (commencement of operations), through September 30, 1998.

(i) For the period October 28, 1997 (commencement of operations), through September 30, 1998.

(j) The values shown for the per share information have been adjusted to reflect the 1 share for 4.71 shares and the 1 share for 1.68 shares reverse stock split in the GE Mid-Cap Growth and GE Value Equity Funds, respectively, on November 6, 1998.

*  Annualized for periods less than one year.

                      This Page Intentionally Left Blank

                      This Page Intentionally Left Blank

GE Funds
Prospectus

Investment Adviser

GE Investment Management Incorporated
3003 Summer Street
P.O. Box 7900
Stamford, CT 06904

Transfer Agent and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

Distributor


GE Investment Distributors, Inc.
777 Long Ridge Road, Building B
Stamford, CT 06927



If you wish to know more

You will find additional information about the GE Funds in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Funds' actual investments as of the report date. Reports usually include performance numbers, a discussion of market conditions and investment strategies that affected Fund performance during the Funds' last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and their investment strategies and policies and is incorporated by reference (legally considered part of the prospectus). The SAI is on file with the Securities and Exchange Commission (SEC).

You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of this information by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You may review and copy information about the Funds, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 1-800-SEC-0330.


You may obtain a free copy of the SAI or the Funds' annual/semiannual report and make shareholder inquiries by contacting:


GE Investment Distributors, Inc.
777 Long Ridge Road, Building B
Stamford, CT 06927


Telephone 1-800-242-0134


Website http://www.ge.com/mutualfunds


                 Investment Company Act file number: 811-7142

                      STATEMENT OF ADDITIONAL INFORMATION

                                January 30, 1999


GE FUNDS
3003 Summer Street, Stamford, Connecticut 06905
For information, call (800) 242-0134



*    GE Premier Growth Equity Fund                       *    GE International Fixed Income Fund
*    GE U.S. Equity Fund                                 *    GE Strategic Investment Fund
*    GE Small-Cap Growth Equity Fund                     *    GE Tax-Exempt Fund
*    GE Small-Cap Value Equity Fund                      *    GE High Yield Fund
*    GE Mid-Cap Growth Fund                              *    GE Fixed Income Fund
*    GE Mid-Cap Value Equity Fund                        *    GE Government Securities Fund
*    GE Value Equity Fund                                *    GE Short-Term Government Fund
*    GE Global Equity Fund                               *    GE Money Market Fund
*    GE International Equity Fund
*    GE Europe Growth Fund
*    GE Emerging Markets Fund


                                  Contents                                  Page

Investment Strategies and Risks................................................
Investment Restrictions........................................................
Management of the Trust........................................................
Purchase, Redemption and Exchange of Shares....................................
Net Asset Value................................................................
Dividends, Distributions and Taxes.............................................
The Funds' Performance.........................................................
Principal Stockholders.........................................................
Fund History and Additional Information........................................
Financial Statements...........................................................
Appendix....................................................................A-1


                  This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus of GE Funds (the "Trust") dated January 30, 1999 (the "Prospectus"), and should be read in conjunction with the Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectus. Copies of the Prospectus describing each series of the Trust listed above ("Funds") may be obtained without charge by calling the Trust at the telephone number listed above. The Trust's financial statements for the fiscal year ended September 30, 1998 and the Auditor's Report thereon are incorporated by reference to the Trust's Annual Report, which may be obtained without charge by calling the Trust at the telephone number listed above. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at P.O. Box 120065, Stamford, CT 06912-0065. Terms that are defined in the Prospectus shall have the same meanings in this SAI.

                        INVESTMENT STRATEGIES AND RISKS


                  The Prospectus discusses the investment objectives and principal investment strategies of the following diversified open-end Funds: GE Premier Growth Equity Fund (the "Premier Fund"), GE U.S. Equity Fund (the "U.S. Equity Fund"), GE Small-Cap Value Equity Fund (the "Small-Cap Value Fund"), GE Mid-Cap Growth Fund (the "Mid-Cap Growth Fund"), GE Mid-Cap Value Equity Fund (the "Mid-Cap Value Fund"), GE Value Equity Fund (the "Value Equity Fund"), GE Global Equity Fund (the "Global Fund"), GE International Equity Fund (the "International Fund"), GE Europe Growth Fund (the "Europe Fund"), GE Emerging Markets Fund (the "Emerging Markets Fund"), GE Strategic Investment Fund (the "Strategic Fund"), GE Tax-Exempt Fund (the "Tax-Exempt Fund"), GE High Yield Fund (the "High Yield Fund"), GE Fixed Income Fund (the "Income Fund"), GE Government Securities Fund (the "Government Securities Fund"), GE Short-Term Government Fund (the "Short-Term Government Fund") and GE Money Market Fund (the "Money Market Fund"). GE International Fixed Income Fund (the "International Income Fund") and GE Small-Cap Growth Equity Fund (the "Small-Cap Growth Fund"), each an additional series of the Trust are not currently offered by the Trust.


                  GE U.S. Equity Fund. The investment objective of GE U.S. Equity Fund is long-term growth of capital, which objective the Fund seeks to achieve through investment primarily in equity securities of U.S. companies. In pursuing its objective, the Fund, under normal conditions, invests at least 65% of its assets in equity securities.

                  GE Premier Growth Equity Fund. The investment objective of GE Premier Growth Equity Fund is long-term growth of capital and future income rather than current income. The Fund seeks to achieve this objective through investment primarily in growth-oriented equity securities which, under normal market conditions, will represent at least 65% of the Fund's assets.

                  GE Mid-Cap Growth Fund. The investment objective of GE Mid-Cap Growth Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in the equity securities of companies with medium-sized market capitalizations ("mid-cap") that have the potential for above-average growth. The Fund, under normal market conditions, invests at least 65% of its total assets in a portfolio of equity securities of mid-cap companies traded on U.S. securities exchanges or in the U.S. over-the-counter market.

                  GE Mid-Cap Value Equity Fund. The investment objective of the GE Mid-Cap Value Equity Fund is long-term growth of capital. In seeking its investment objective, the Fund will invest primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

                  GE Small-Cap Value Equity Fund. The investment objective of the GE Small-Cap Value Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in a portfolio of equity securities of small-capitalization companies traded on U.S. securities exchanges or in the U.S. over-the-counter market.


                  GE Value Equity Fund. The investment objective of the GE Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with large sized market capitalizations that GE Investment Management Incorporated ("GEIM"), the Fund's Investment Adviser, considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers. During normal market conditions, the Fund invests at least 65% of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by U.S. and foreign companies.


                  GE Global Equity Fund. The investment objective of GE Global Equity Fund is long-term growth of capital, which the Fund seeks to achieve by investing principally in foreign equity securities. In seeking its objective, the Fund invests primarily in a portfolio of securities issued by companies located in developed and developing countries throughout the world. Although the Fund is subject to no prescribed limits on geographic asset distribution, under normal circumstances, at least 65% of the Fund's assets are invested in the aggregate in no fewer than three different countries.

                  GE International Equity Fund. The investment objective of GE International Equity Fund is long-term growth of capital, which the Fund seeks to achieve by investing primarily in foreign equity securities. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries and, under normal circumstances, at least 65% of the Fund's assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Fund, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEIM to have a potential for superior growth in sales and earnings.


                  GE Europe Equity Fund. The investment objective of the GE Europe Equity Fund is long-term growth of capital. In seeking its investment objective, the Fund will invest, under normal conditions, at least 65% of its total assets in equity securities of companies located in developed European countries.


                  GE Emerging Markets Fund. The investment objective of the GE Emerging Markets Fund is long-term growth of capital. In seeking its investment objective, the Fund will invest, under normal conditions, at least 65% of its total assets in equity securities of issuers that are located in emerging markets countries.

                  GE Fixed Income Fund. The investment objective of GE Fixed Income Fund is to seek maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund's portfolio securities may occur but is not an objective of the Fund.

                  GE Government Securities Fund. The investment objective of GE Government Securities Fund is a high level of current income consistent with safety of principal. The Fund invests at least 65% of the value of its total assets in U.S. Government Securities, except during times when it adopts a temporary defensive position by investing more heavily in cash or high-quality money market instruments due to prevailing market or economic conditions.

                  GE Short-Term Government Fund. The investment objective of GE Short-Term Government Fund is to seek a high level of income consistent with prudent investment management and the preservation of capital. In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in Government Securities including repurchase agreements secured by Government Securities.

                  GE Tax-Exempt Fund. The investment objective of GE Tax-Exempt Fund is to seek as high a level of income exempt from Federal income taxation as is consistent with preservation of capital. The Tax-Exempt Fund operates subject to a fundamental investment policy providing that it will invest its assets so that, during any fiscal year, at least 80% of the income generated by the Fund is exempt from Federal personal income taxes and the Federal alternative minimum tax. Under normal conditions, the Fund may hold up to 10% of its total assets in cash or money market instruments, including taxable money market instruments.


                  GE High Yield Fund. The investment objective of GE High Yield Fund is to seek above-average total return over a market cycle of three to five years, consistent with reasonable risk. In seeking to achieve its investment objective, the Fund generally will invest at least 65% of its total assets in high yield securities (including bonds rated below investment grade, sometimes called "junk bonds").


                  The portfolio managers of the GE High Yield Fund seek to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with imbedded put or call options which are attractive on a risk- and option-adjusted basis. Successful value investing will permit the Fund to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.


                  The maturity and duration structure of the Fund is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to-day movements in the market, but instead are implemented in anticipation of longer-term shifts in the levels of interest rates. Adjustment made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategies lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

                  The Fund may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the portfolio managers, the combination of current yield and currency value offer attractive expected returns. When the total return opportunities in a foreign bond market appear attractive in local currency terms, but where in the portfolio managers' judgment unacceptable currency risk exists, currency futures and options, forwards and swaps may be used to hedge the currency risk. In addition, the Fund may invest in securities of issuers located in emerging markets based on the portfolio managers' evaluation of both short- and long-term international economic trends and the individual emerging market securities.


                  GE Strategic Investment Fund. The investment objective of GE Strategic Investment Fund is to maximize total return, consisting of capital appreciation and current income. In seeking its objective, the Fund follows an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.

                  GEIM has broad latitude in selecting the classes of investments to which the Strategic Fund's assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEIM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

                  GE Money Market Fund. The investment objective of GE Money Market Fund is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. In seeking its objective, the Fund invests in the following U.S. dollar denominated, short-term money market instruments: (1) Government Securities; (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (3) commercial paper and notes, including those with floating or variable rates of interest; (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks;
(5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; (6) debt securities issued by foreign issuers; and (7) repurchase agreements.

                                   * * * * *

                  Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies are discussed below. Some or all of the Funds may invest in the types of instruments and engage in the types of strategies described in detail below. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

                  Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Trust's Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" means securities rated by the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (1) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (2) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc. and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.


                  The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, "Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (1) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (2) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEIM in accordance with procedures established by the Board of Trustees. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund's total assets may be invested in foreign securities, excluding, for purposes of this limitation, ADRs, U.S., and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq Small-Cap Market. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under "Net Asset Value." The Fund also may hold liquid Rule 144a Securities (see "Non-Publicly Traded and Illiquid Securities").


                  Money Market Instruments. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the "Investment Fund"), described below, are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks,
(v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.


                  Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEIM or its affiliate, General Electric Investment Corporation ("GEIC"). The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% (5% in the case of the Tax-Exempt Fund) of its assets in the Investment Fund.


                  Each of the Funds may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the Investment Manager1 determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.


-------------

1 As used in this SAI, the term "Investment Manager" shall refer to GE Investment Management Incorporated ("GEIM"), the Funds' investment adviser and administrator, Brown Brothers Harriman & Co., Palisade Capital Management, L.L.C., Miller Anderson & Sherrerd, LLP or NWQ Investment Management Company, the sub advisers to the Tax-Exempt Fund, the Small-Cap Value Fund, the High Yield Fund and the Mid-Cap Value Fund, respectively.

                  Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by Standard & Poor's ("S&P") or Prime-2 by Moody's Investor's Service ("Moody's") or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Tax-Exempt Fund and the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund's assets.

                  Temporary Defensive Positions. During periods when the Investment Manager believes there are unstable market, economic, political or currency conditions domestically or abroad, the Investment Manager may assume, on behalf of a Fund, a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund's assets will be invested by investing those assets in securities markets deemed by the Investment Manager to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Equity Fund may invest in fixed income securities without limitation.

                  Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

                  A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to:
(1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and
(2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

                  Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

                  Ratings as Investment Criteria. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as S&P or Moody's represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Investment Manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the Investment Manager also relies upon its own analysis to evaluate potential investments.

                  Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the Investment Manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

                  Certain Investment Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

                  Low-rated Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

                  The market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Trust's ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund's net asset value.


                  Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Investment Manager to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Investment Manager also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements. Income derived by the Tax-Exempt Fund when engaging in a repurchase agreement is not exempt from Federal income taxation.

                  The Small-Cap Value Fund, the Value Equity Fund, the Europe Equity Fund, the Emerging Markets Fund, the High Yield Fund, the Tax-Exempt Fund, the Government Securities Fund and the Money Market Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.


                  A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

                  A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


                  Non-Publicly Traded and Illiquid Securities. Each Fund, other than the Money Market Fund, may invest up to 10% of its assets in non-publicly traded securities. Non-publicly traded securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% (10% in the case of the Tax-Exempt Fund) of its assets in "illiquid securities"; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that the Investment Manager has determined are not liquid under guidelines established by the Board.

                  Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund's net assets could be adversely affected.

                  Rule 144A Securities. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors the Investment Manager's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and GEIM cannot predict how this market will develop.

                  When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

                  Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund's net asset value.

                  When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. The Money Market Fund may not invest in any form of warrants. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

                  Smaller Capitalization Companies. Investing in securities of small- and medium- capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

                  Investment in Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

                  Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

                  The recent introduction of a single European currency, the EURO, on January 1, 1999 for participating European countries in the Economic and Monetary Union ("Participating Countries") presents unique risks and uncertainties for investors in those countries, including (i) whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; (ii) the creation of suitable clearing and settlement payment schemes for the EURO; (iii) the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the EURO; (iv) the fluctuation of the EURO relative to non-EURO currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (v) whether the interest rate, tax and labor regimes of the Participating Countries will converge over time. Further, the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic and Monetary Union could adversely affect the EURO. These or other factors may cause market disruptions before or after the introduction of the EURO and could adversely affect the value of European securities and currencies held by the Funds.

                  Currency Exchange Rates. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

                  Investing in Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                  Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% (5% in the case of the Tax-Exempt Fund) of a Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Fund's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially. Income derived by the Tax-Exempt Fund on any loan of its portfolio securities will not be exempt from Federal income taxation.

                  If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees (the "Board") must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

                  Securities of Other Investment Companies. Certain Funds may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund is not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

                  Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

                  Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

                  The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (1) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (2) if the Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

                  The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

                  So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Investment Manager expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

                  A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

                  Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

                  A Fund will engage in hedging transactions only when deemed advisable by the Investment Manager. Successful use by a Fund of options will depend on the Investment Manager's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  Securities Index Options. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

                  A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

                  The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

                  The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Investment Manager's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

                  Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Investment Manager desires that a Fund engage in such a transaction.

                  Over-the-Counter ("OTC") Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

                  Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

                  Futures and Related Options. Each Fund, other than the Small-Cap Value Fund and the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

                  An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.


                  A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities.

                  No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

                  Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

                  If a Fund has hedged against the possibility of an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

                  An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

                  The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Furthermore, because any income earned from transactions in futures contracts and related options will be taxable, the Investment Manager of the Tax-Exempt Fund anticipates that the Fund will invest in these instruments only in unusual circumstances, such as when the Investment Manager anticipates a significant change in interest rates or market conditions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

                  Forward Currency Transactions. Each Fund, other than the Small-Cap Value Fund, the Tax-Exempt Fund and the Money Market Fund, may hold currencies to meet settlement requirements for foreign securities and each Fund, other than the Premier Fund, the Small-Cap Value Fund, the Mid-Cap Value Fund, the Tax-Exempt Fund and the Money Market Fund, may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. No

Fund will enter into forward currency transactions for speculative purposes.

                  Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that a Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust's custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

                  Upon maturity of a forward currency contract, a Fund may (1) pay for and receive the underlying currency, (2) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (3) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

                  In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Investment Manager. A Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

                  The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code, for a given year.

                  In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the Investment Manager's special skills and experience with respect to those instruments and will usually depend upon the Investment Manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

                  The ability to dispose of a Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and the Investment Manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

                  Options on Foreign Currencies. Each Fund, other than the Premier Fund, the Small-Cap Value Fund, the Mid-Cap Value Fund, the Tax-Exempt Fund and the Money Market Fund, may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. The Trust will limit the premiums paid on a Fund's options on foreign currencies to 5% of the value of the Fund's total assets.

                  Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counterparty default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

                  The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

                  Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

                  Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors,
(2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,
(4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

                  Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Funds will bear the market risk of the reference instrument.

                  Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

                  The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

                  Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

                  Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Investment Manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

                  Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, the Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

                  Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds' net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

                  Collateralized mortgage related securities ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

                  Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Investment Manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% (10% in the case of the Tax-Exempt Fund) of the value of its net assets.

                  Supranational Agencies. Each Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World
Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S.

Government.

                  Municipal Obligations. The term "Municipal Obligations" as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Investment Manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Strategic Fund and Tax-Exempt Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Funds should any of the related projects or facilities experience financial difficulties.

                  Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

                  Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

                  Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the Investment Manager can predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor the Investment Manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund's shareholders adversely, the Trust will reevaluate the Fund's investment objective and policies and might submit possible changes in the Fund's structure to the Fund's shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectus.

                  Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

                  Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

                  Municipal leases held by a Fund will be considered illiquid securities unless the Board determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Investment Manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Investment Manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

                  Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Investment Manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

                  To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

                  The Strategic Fund and Tax-Exempt Fund intend to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in certain states may be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

                  Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates.

                  The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

                  Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

                  Certain Funds may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Investment Manager for the purchase of Municipal Obligations. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund's portfolio.

                  Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

                  Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

                  The Tax-Exempt Fund, the Short-Term Government Fund, the High Yield Fund and the Strategic Fund may each invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation's life or payment deferral period.

                  Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and decrease as the Auction Component's rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

                  Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

                  Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Manager believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

                  Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds' not fully recovering their initial investment in an interest-only government stripped mortgage related security. Under current market conditions, these Funds expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Trust treats government stripped mortgage related securities as illiquid and will limit each of these Funds' investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

                  Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARsSM") and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

                  An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds' investment objective and policies and subject to the review and approval of the Board, these Funds may also invest in other types of asset-backed and receivable-backed securities.

                  WEBS and Other Index-Related Securities. Each of the Emerging Markets Fund, International Fund and Strategic Fund may invest in shares in an investment company whose shares are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The Funds also may invest in the CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Each of the U.S. Equity Fund, Premier Growth Fund, Value Equity Fund and Strategic Fund may invest in S&P Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Fund investing in a SPDR would be entitled to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

                  Mortgage Dollar Rolls. Certain Funds may, with respect to up to 25% of their total assets, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

                  For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

                  Short Sales Against the Box. Certain Funds may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

                            INVESTMENT RESTRICTIONS

                  Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

All Funds except the Tax-Exempt Fund:

                  The following policies and limitations supplement those described in the Prospectus and this SAI. Investment restrictions numbered 1 through 10 below have been adopted by the Trust as fundamental policies of all the Funds, except the Tax-Exempt Fund. Investment restrictions 11 through 17 are not fundamental policies and may be changed by a vote of the Board at any time.

                  1. No Fund may borrow money, except that the Small-Cap Growth Fund, Small-Cap Value Fund, the Value Equity Fund, the Europe Fund, the Emerging Markets Fund, the High Yield Fund, the Government Securities Fund and the Money Market Fund may enter into reverse repurchase agreements, and except that each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings of 5% or more of a Fund's total assets are outstanding, including reverse repurchase agreements, the Fund will not make any additional investments.


                  2. No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.


                  3. No Fund, other than the International Income Fund, may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each Fund, other than the Money Market Fund, may be invested without regard to this limitation, and (b) the Money Market Fund may invest more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.


                  4. No Fund, other than the International Income Fund, may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in Government Securities and (b) up to 25% of the value of the assets of a Fund, other than the Money Market Fund, may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

                  5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and
(b) all supranational organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction.

                  6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

                  7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

                  8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

                  9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

                  10. No Fund may invest in commodities, except that each Fund (other than the Money Market Fund) may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

                  11. No Fund may purchase or sell put options, call options, spreads or combinations of put options, call options and spreads, except that
(a) each Fund, other than the Money Market Fund, may purchase and sell covered put and call options on securities and stock indexes and futures contracts and options on futures contracts and (b) the Money Market Fund may acquire "puts" and "unconditional puts" as defined in Rule 2a-7 under the 1940 Act.

                  12. No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

                  13. No Fund may invest in companies for the purpose of exercising control or management.

                  14. No Fund may purchase warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value. The Money Market Fund may not invest in any form of warrants.

                  15. No Fund may purchase illiquid securities if more than 15% of the total assets of the Fund would be invested in illiquid securities; the Money Market Fund will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

                  16. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act ("Rule 144A Securities"), that have been determined to be liquid by the Board based upon the trading markets for the securities.

                  17. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

The Tax-Exempt Fund:

                  Investment restrictions numbered 1 through 9 below have been adopted by the Trust as fundamental policies of the Tax-Exempt Fund. Investment restrictions 10 through 15 are not fundamental policies and may be changed by a vote of the Board at any time. The Tax-Exempt Fund may not:

                  1. Purchase more than 10% of any class of securities of any one issuer (except Government Securities and securities fully collateralized by Government Securities).

                  2. Invest more than 5% of its total assets in the securities of any one issuer (except for Government Securities and securities fully collateralized by Government Securities, and options thereon).

                  3. Issue senior securities, as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act or as permitted by an SEC exemptive order.

                  4. Borrow amounts in excess of 10% of its total assets and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not prohibit entry into reverse repurchase agreements if as a result the Tax-Exempt Fund's current obligations under such agreements would not exceed one-third of the current market value of its total assets (less its liabilities other than under reverse repurchase agreements).

                  5. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that the Tax-Exempt Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interest in real estate securing an issuer's obligations, in the event of a default by that issuer.

                  6. Invest in commodities, except that the Tax-Exempt Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus.

                  7. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (not more than 5% of the Tax-Exempt Fund's net assets), the entry into repurchase agreements (not more than one-third of the current market value of the Tax-Exempt Fund's total assets shall constitute secured "loans" by the Tax-Exempt Fund under repurchase agreements), trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and investing in variable rate demand notes.

                  8. Invest more than 25% of the value of the Tax-Exempt Fund's total assets in securities of issuers in any one industry, except securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government, and (b) all supranational organizations.

                  9. Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Tax-Exempt Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Tax-Exempt Fund may acquire securities under circumstances in which, if the securities were sold, the Tax-Exempt Fund might be deemed to be an underwriter for purposes of the 1933 Act.

                  10. Invest in the securities of an issuer for the purpose of exercising control or management, but the Tax-Exempt Fund may do so where it is deemed advisable to protect or enhance the value of an existing investment.

                  11. Purchase securities of any other investment company, except in the open market in a transaction involving no commission or profit to a sponsor or dealer (other than the customary brokerage commission) and only to the extent of 10% of the Tax-Exempt Fund's assets or as part of a merger, consolidation, acquisition, reorganization or offer of exchange and except as otherwise permitted under the 1940 Act.

                  12. Purchase restricted securities if more than 10% of the total assets of the Tax-Exempt Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding, for purposes of this restriction, repurchase agreements having less than seven days to maturity, reverse repurchase agreements, firm commitment agreements, futures contracts and options thereon, and Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities.

                  13. Purchase securities on margin, except any short-term credits which may be necessary for the clearance of transactions and the initial or maintenance margin in connection with options and futures contracts and related options.

                  14. Make short sales of securities, unless the Tax-Exempt Fund owns an equal amount of the securities or securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short; provided that this restriction shall not prohibit the use of options and futures contracts for hedging purposes.

                  15. Purchase any security while borrowings representing more than 5% of the Tax-Exempt Fund's net assets (including loans, reverse repurchase agreements or other borrowings) are outstanding.

Notes to Investment Restrictions

                  With respect to investment restriction No. 12 (No. 11 in the case of the Tax-Exempt Fund), investments by the Funds (other than the Money Market Fund) in the Investment Fund is not considered an investment in another investment company for purposes of this restriction.

                  The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction No. 5 (No. 8 in the case of the Tax-Exempt Fund), the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

Portfolio Transactions and Turnover

                  Decisions to buy and sell securities for each Fund are made by the Investment Manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are fixed. No stated commission will be generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

                  In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Manager seeks the best overall terms available, ("best execution"). In assessing the best overall terms available for any transaction, the Investment Manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement between the Trust and GEIM relating to each Fund authorizes the Investment Manager, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Manager or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund's receiving brokerage and research services. The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or the Investment Manager is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC. The Investment Manager may select broker-dealers who are affiliated with the Trust or the Investment Manager. All brokerage transaction commissions paid to affiliates will be fair and reasonable to the shareholders.

                  The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund's experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund's paying higher brokerage commissions.


                  During the fiscal period ended September 30, 1998, the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Premier Fund, the Mid-Cap Growth Fund and the Value Equity Fund paid $261,481, $196,841, $347,560, $135,540, $45,824, $29,220 and $53,784,
respectively in commissions to broker-dealers for execution of portfolio transactions. Of these amounts, $11,571, $12,065, $47,540, $7,742, $3,523,
$3,771 and $7,144 in brokerage transactions was paid by the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Premier Fund, the Mid-Cap Growth Fund and the Value Equity Fund respectively, to a broker that provided research services during that fiscal year. During the fiscal period ended September 30, 1997, the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Premier Fund, the Mid-Cap Growth Fund and the Value Equity Fund paid $268,970, $204,750,$218,896, $91,950, $14,844,
$151,399 and $91,033, respectively, in commissions to broker-dealers for execution of portfolio transactions. During the fiscal year ended September 30, 1996, the International Fund, the Global Fund, the U.S. Equity Fund and the Strategic Fund paid $268,291, $100,049, $207,206 and $75,115, respectively, in commissions to broker-dealers for execution of portfolio transactions. The Income Fund, the Government Securities Fund, the Tax - Exempt Fund, the Short-Term Government Fund and the Money Market Fund made no payments to broker-dealers for execution of portfolio transactions during the 1998, 1997 or 1996 fiscal years.

                  For the period from November 1, 1996 to September 26, 1997, Investors Trust Growth Fund (the "IT Growth Fund"), Investors Trust Value Fund (the "IT Value Fund") and Investors Trust Government Fund (the "IT Government Fund"), predecessor funds to the Mid-Cap Growth Fund, the Value Equity Fund and the Government Securities Fund, paid $31,146, $33,834 and $0, respectively in commissions to broker-dealers for execution of portfolio transactions. During the fiscal year ended October 31, 1996, the IT Growth Fund, the IT Value Fund and the IT Government Fund paid $31,672, $60,237 and $30,581, respectively in commissions to broker-dealers for execution of portfolio transactions. The Investors Trust Tax Free Fund (the "IT Tax Free Fund"), predecessor Fund to the Tax-Exempt Fund, made no payments to broker-dealers for execution of portfolio transactions during 1997 or 1996. The IT Growth Fund, the IT Value Fund, the IT Government Fund and the IT Tax Free Fund made no payments for research services in 1997 or 1996.

                            MANAGEMENT OF THE TRUST

Trustees and Officers

                  The Board of Trustees oversees the business affairs of the Trust. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEIM.

                  The names of the Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years and their other affiliations are shown below. Each person named as a Trustee also may serve in a similar capacity for other Funds advised by GEIM or GEIC. The executive officers of the Trust are employees of organizations that provide services to the Funds. An asterisk appears before the name of each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act. The business address of each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) is 3003 Summer Street, Stamford, Connecticut 06905.


                                     Position(s) Held     Age and Principal Occupation(s)
 Name and Address                    With Trust           During Past Five Years
 ----------------                    ----------           ----------------------
 *Michael J. Cosgrove                Chairman of the      Age 49.  President, GE Investment Services Group of GE
                                     Board and President  Financial Assurance Holdings, Inc. ("GEFA"), an indirect wholly-owned subsidiary of General Electric Company
                                                          ("GE"), since February 1997; Executive Vice President -
                                                          Mutual Funds of GEIM and GEIC, wholly-owned subsidiaries
                                                          of GE that are registered as investment advisers under
                                                          the Investment Advisers Act of 1940, as amended, since
                                                          March 1993; Director of GEIC and GEIM since 1988; from
                                                          1988 until 1993, Mr. Cosgrove served as Executive Vice
                                                          President Finance and Administration of GEIM and GEIC;
                                                          Chairman of the Board, Chief Executive Officer and
                                                          President of GE Investment Distributors, Inc., a
                                                          registered broker-dealer, since 1993; Chairman of the
                                                          Board and Chief Executive Officer of GE Investment
                                                          Retirement Services, Inc., since 1998.

 *Alan M. Lewis                      Trustee and          Age 52.  Executive Vice President, General Counsel and
                                     Executive Vice       Secretary of GEIM since 1988 and of GEIC since October 1987.
                                     President


                                     Position(s) Held     Age and Principal Occupation(s)
 Name and Address                    With Trust           During Past Five Years
 ----------------                    ----------           ----------------------
 John R. Costantino                  Trustee              Age 52.  Managing Director, Walden  Partners, Ltd.,
 150 East 58th Street                                     consultants and investors, since August 1992; President,
 New York, NY 10055                                       CMG Acquisition Corp., Inc., a holding company, since
                                                          1988; Vice Chairman, Acoustiguide Holdings, Inc., a
                                                          holding company, since 1989; President CMG/IKH, Inc., a
                                                          holding company, since 1991; Director, Crossland Federal
                                                          Savings Bank, a financial institution; Director, Brooklyn
                                                          Bankcorp, Inc., a financial institution; Director, IK
                                                          Holdings, Inc., a holding company since 1991; Director,
                                                          I. Kleinfeld & Son, Inc., a retailer, since 1991;
                                                          Director, High Performance Appliances, Inc., a
                                                          distributor of kitchen appliances ("HPA"), since 1991;
                                                          Director, HPA Hong Kong, Ltd., a service subsidiary of
                                                          HPA, since 1991; Director, Lancit Media Productions,
                                                          Ltd., a children's and family television film and
                                                          videotape production company, since 1995.

 William J. Lucas                    Trustee              Age 51.  Vice President and Treasurer of Fairfield
 Fairfield University                                     University since 1983.
 North Benson Road
 Fairfield, CT 06430

 Robert P. Quinn                     Trustee              Age 62.  Retired since 1983 from Salomon Brothers Inc.;
 45 Shinnecock Road                                       Director, GP Financial Corp., a holding company, since
 Quogue, NY 11959                                         1994; Director, The Greenpoint Savings Bank, a financial
                                                          institution, since 1987.

 Jeffrey A. Groh                     Treasurer            Age 36.  Vice President -- Operations of GEIM and GEIC
                                                          since January 1997 and Treasurer and Controller of GEIM and
                                                          GEIC since August 1994; prior to August 1994, was a Senior
                                                          Manager in Investment Company Services Group and certified public accountant with PricewaterhouseCoopers LLP.



                                     Position(s) Held     Age and Principal Occupation(s)
 Name and Address                    With Trust           During Past Five Years
 ----------------                    ----------           ----------------------
 Matthew J. Simpson                  Secretary            Age 37.  Vice President and General Counsel, Investment
                                                          Services Group of GEFA since February 1997; Vice President,
                                                          Associate General Counsel and Assistant Secretary of GEIM
                                                          and GEIC since October 1992.


No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEIM, GEID, GE, or any affiliate of those companies, receives an annual fee of $10,000 for services as Trustee. In addition, each Trustee receives $500 for each meeting of the Board attended by the Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings.


Trustees' Compensation
(for the fiscal year ended September 30, 1998)



                                                 Total Compensation             Total Compensation from Investment
 Name of Trustee                                   From the Trust               Companies Managed by GEIM or GEIC
 ---------------                                   --------------               ---------------------------------
 Michael J. Cosgrove                                        None                                 None+
 Alan M. Lewis                                              None                                 None+
 John R. Costantino                                      $17,000                             $25,000++
 William J. Lucas                                        $17,000                             $25,000++
 Robert P. Quinn                                         $17,000                             $25,000++

-----------------------

 + As of September 30, 1998, Mr. Cosgrove served as Trustee or Director of four investment companies advised by GEIM and of eight investment companies advised by GEIC. Mr. Lewis serves as Trustee of three investment companies advised by GEIM and eight investment companies advised by GEIC. They are considered to be interested persons of each investment company advised by GEIM or GEIC, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.

 ++ As of September 30, 1998, Messrs. Costantino, Lucas and Quinn served as Trustees or Directors of four investment companies advised by GEIM and the compensation is for their services as Trustees or Directors of these companies.

Investment Adviser and Administrator


                  GEIM serves as the Trust's investment adviser and administrator. GEIM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a highly diversified conglomerate comprised of 12 global manufacturing and service sector businesses. GE's businesses include aircraft engines, appliances, capital services, lighting, medical systems, broadcasting, plastic manufacturing, power systems, electrical distribution and control systems, industrial control systems, information services and transportation systems. GEIM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEIM serve in similar capacities with respect to GEIC, a sister company of GEIM wholly owned by GE, which provides investment advisory services with respect to GE's pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE's 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEIM and GEIC and their predecessors have managed GE's pension assets since 1927. GEIM and GEIC managed assets in excess of $78 billion as of December 31, 1998, of which more than $15 billion was invested in mutual fund assets.


GEIM Investment Advisory and Administration Agreements

                  The duties and responsibilities of GEIM are specified in investment advisory and administration agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements") between GEIM and the Trust on behalf of the respective Funds. Under each Advisory Agreement, GEIM, subject to the supervision of the Trust's Board of Trustees, provides a continuous investment program for the relevant Fund's assets, including investment research and management. GEIM determines from time to time what investments are purchased, retained or sold by the Fund and places purchase and sale orders for the Fund's investments. GEIM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also: (a) maintains the books and records of each Fund; (b) prepares reports to shareholders of each Fund; (c) prepares and files tax returns for each Fund;
(d) assists with the preparation and filing of reports and the Trust's registration statement with the SEC; (e) provides appropriate officers for the Trust; (f) provides administrative support necessary for the Board of Trustees to conduct meetings; and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

                  GEIM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under each Advisory Agreement. Each Advisory Agreement obligates GEIM to provide services in accordance with the relevant Fund's investment objective, policies and restrictions as stated in the Trust's current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting that Fund, including furnishing the Trust with whatever information and reports the Board of Trustees reasonably requests.

                  Each Advisory Agreement provides that GEIM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by GEIM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to the Fund. The Advisory Agreements also provide that GEIM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEIM's services pursuant to the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

                  Each Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board of Trustees or (b) a vote of a majority of the relevant Fund's outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Agreement by a vote cast in person at meeting called for the purpose of voting on such approval. Each Advisory Agreement is not assignable and may be terminated without penalty by either the Trust or GEIM upon no more than 60 days' nor less than 30 days' written notice to the other or by vote of holders of a majority of the relevant Fund's outstanding voting securities.

Investment Advisory Fees


                  The Funds pay GEIM fees for advisory and administration services provided under the Advisory Agreements that are accrued daily and paid monthly at the following annual rates based upon the value of the Funds' average daily net assets: the Premier Fund -- 0.60%, the U.S. Equity Fund -- 0.40%, the Small-Cap Value Fund -- 0.70%, the Mid-Cap Growth Fund -- 0.60%, the Mid-Cap Value Fund -- 0.80%, the Value Equity Fund -- 0.55%, the Global
Fund -- 0.75%, the International Fund -- 0.80%, the Europe Growth Fund -- 1.05%, the Emerging Markets Fund -- 1.20%, the Strategic Fund -- 0.35%, the Tax-Exempt Fund -- 0.35%, the High Yield Fund -- 0.60%, the Income Fund -- 0.35%, the Government Securities Fund -- 0.40%, the Short-Term Government Fund -- 0.30% and the Money Market Fund -- 0.25%.

                  For the fiscal period ended September 30, 1998, the International Fund, the Premier Fund, the Mid-Cap Growth Fund, the Value Equity Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund and the Money Market Fund paid $513,776, $143,798, $251,052, $343,640, $405,430, $1,859,219, $478,553, $308,751, $91,406, $322,161,
$1,895,373 and $72,503, respectively, for investment advisory and administration services. For the fiscal period ended September 30, 1997, the International Fund, the Premier Fund, the Mid-Cap Growth Fund, the Value Equity Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund and the Money Market Fund paid to GEIM $682,857, $43,759, $2,854, $4,434, $382,192, $1,218,687, $368,324, $1,453, $227,295, $24,158,
$33,016 and $252,319, respectively, for investment advisory and administration services. For the fiscal year ended September 30, 1996, the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Short-Term Government Fund and the Money Market Fund paid $464,327, $287,004, $836,061, $243,374, $42,029, $192,880, $34,453 and
$205,219, respectively, for investment advisory and administration services.



                  During the fiscal year ended September 30, 1998, GEIM waived a total of $18,400, $11,424, $18,322, $3,378, $13,686, $305,619, $35,084,
$24,174, $68,899, $59,817 and $18,762 of expenses of the International Fund, the Premier Fund, the Mid-Cap Growth Fund, the Value Equity Fund, the Global Fund, the U.S. Equity Fund, the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund and the Money Market Fund, respectively. During the fiscal period ended September 30, 1997, GEIM waived a total of $18,715, $46,849, $0, $0, $54,856, $246,852, $25,481, $126,
$55,467, $0, $50,448 and $91,356 of expenses of the International Fund, the Premier Fund, the Mid-Cap Growth Fund, the Value Equity Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the Short-Term Government Fund and the Money Market Fund, respectively. During the fiscal year ended September 30, 1996, GEIM waived a total of $24,972, $85,533, $309,241, $53,026, $74,915, $56,349,
$66,598 and $169,636 of expenses of the International Fund, the Global Fund, the U.S. Equity Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund, the Short-Term Government Fund and the Money Market Fund, respectively.


                  GNA Capital Management, Inc. ("GNA Capital"), a wholly-owned subsidiary of GNA Corporation, located at Suite 5600, Two Union Square, 601 Union Street, Seattle, Washington 98101, was, prior to September 26, 1997, the investment adviser to the IT Growth Fund, the IT Value Fund, the IT Government Fund and the IT Tax Free Fund (the predecessor funds to the Mid-Cap Growth Fund, the Value Equity Fund, the Government Securities Fund and the Tax-Exempt Fund, respectively.. For the period from November 1, 1996 to September 26, 1997, the IT Growth Fund, the IT Value Fund, the IT Government Fund and the IT Tax Free Fund paid to GNA Capital $281,759, $351,339, $3,792,436 and $132,688,
respectively,
for investment advisory services. For the fiscal year ended October 31, 1996, the IT Growth Fund, the IT Value Fund, the IT Government Fund and the IT Tax Free Fund paid to GNA Capital $226,411, $219,848, $5,871,824 and $29,290,
respectively, for investment advisory services. For the period from November 1, 1996 to September 26, 1997, GNA Capital reimbursed a total of $53,838, $10,220, $0 and $328,817 of expenses of the IT Growth Fund, the IT Value Fund, the Government Securities Fund and the IT Tax Free Fund, respectively. During the fiscal year ended October 31, 1996, GNA Capital reimbursed a total of $90,565, $86,354, $0 and $442,198 of expenses of the IT Growth Fund, the IT Value Fund, the Government Securities Fund and the IT Tax Free Fund, respectively.

Sub-Investment Advisers

                  Each Advisory Agreement permits GEIM, subject to the approval of the Board of Trustees and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEIM's responsibilities under the Advisory Agreement. In this event, GEIM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. GEIM has engaged the following sub-advisers to manage certain of the Funds.

                  Tax-Exempt Fund. Brown Brothers Harriman & Co. ("Brown Brothers"), located at 59 Wall Street, New York, New York 10005, has been retained by GEIM to act as sub-investment adviser of the Tax-Exempt Fund. Pursuant to the sub-investment advisory agreement between Brown Brothers and GEIM, Brown Brothers bears all expenses in connection with the performance of its services as the Tax-Exempt Fund's sub-investment adviser. For its services as sub-investment adviser to the Tax-Exempt Fund, GEIM (and not the Fund) pays Brown Brothers a fee equal to an annual rate of .20% of the first $25 million of the Fund's average daily net assets, .175% of the next $25 million, .15% of the next $50 million and .125% of amounts in excess of $100 million.

                  Small-Cap Value Fund. Palisade Capital Management, L.L.C. ("Palisade"), located at One Bridge Plaza, Fort Lee, New Jersey 07024, has been retained by GEIM to act as sub-investment adviser of the Small-Cap Value Fund. Pursuant to the sub-investment advisory agreement between Palisade and GEIM, Palisade bears all expenses in connection with the performance of its services as the Small-Cap Value Fund's sub-investment adviser. Although Palisade has no previous experience managing mutual fund portfolios, Palisade has managed various institutional and private accounts. For its services as sub-investment adviser to the Small-Cap Value Fund, GEIM (and not the Fund) pays Palisade a fee equal to an annual rate of .45% of the first $25 million of the Fund's average daily net assets, .40% of the next $50 million, .375% of the next $100 million and .35% of amounts in excess of $175 million.

                  High Yield Fund. Miller Anderson & Sherrerd, LLP ("MAS"), located at One Tower Bridge, West Conshohocken, PA 19428, has been retained to act as sub-investment adviser of the High Yield Fund. MAS is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. Pursuant to the sub-investment advisory agreement between MAS and GEIM, MAS bears all expenses in connection with the performance of its services as the High Yield Fund's sub-investment adviser. For its services as sub-investment adviser to the High Yield Fund, GEIM (and not the Fund) pays MAS a fee equal to an annual rate of
 .375% of the Fund's average daily net assets.

                  Mid-Cap Value Fund. NWQ Investment Management Company ("NWQ), located at 2049 Century Park East, Los Angeles, CA 90067, has been retained to act as sub-investment adviser of the Mid-Cap Value Equity Fund. NWQ is a wholly-owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients. Pursuant to the sub-investment advisory agreement between NWQ and GEIM, NWQ bears all expenses in connection with the performance of its services as the Mid-Cap Value Equity Fund's sub-investment adviser. For its services as sub-investment adviser to the Mid-Cap Value Fund, GEIM (and not the Fund) pays NWQ a fee equal to an annual rate of .45% of the first $50 million of the Fund's average daily net assets and .375% of amount thereafter.

Sub-Advisory Agreements

                  Palisade, MAS and NWQ serve as sub-advisers to the Small-Cap Value Fund, the High Yield Fund and the Mid-Cap Value Fund respectively, pursuant to sub-advisory agreements with GE Investment Management (the "Sub-Advisory Agreements"). Each of the Sub-Advisory Agreements is not assignable and may be terminated without penalty by either the sub-adviser or GE Investment Management upon 60 days' written notice to the other or by the Board of Trustees, or by the vote of a majority of the outstanding voting securities of a Fund, on 60 days' written notice to the sub-adviser. The Sub-Advisory Agreements provide that the sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreements also provide that the investment sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub-Advisory Agreement.


Securities Activities of the Investment Manager

                  Securities held by the Funds also may be held by other funds or separate accounts for which the Investment Manager or GEIC acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Investment Manager or GEIC for one or more of their clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of the Investment Manager or GEIC arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Manager or GEIC during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                  On occasions when the Investment Manager (under the supervision of the Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Distribution and Service Plans

                  The Trust has adopted Shareholder Servicing and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund other than the

Money Market Fund ("Participant Funds").

                  The annual fees payable with respect to each Class of a Participant Fund are intended to compensate GEIM or enable GEIM to compensate other persons ("Service Providers") for providing ongoing servicing and/or maintenance of the accounts of shareholders of the Participant Fund ("Shareholder Services") and to compensate GEIM, or enable GEIM to compensate Service Providers, including any distributor of shares of the Participant Fund, for providing services that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the Participant Fund ("Selling Services"). Shareholder Services means all forms of shareholder liaison services, including, among other things, one or more of the following: providing Class A, Class B or Class C shareholders of a Participant Fund with
(i) information on their investments; (ii) general information regarding investing in mutual funds; (iii) periodic newsletters containing materials relating to the Participant Fund or to investments in general in mutual funds;
(iv) periodic financial seminars designed to assist in the education of shareholders with respect to mutual funds generally and the Participant Fund specifically; (v) access to a telephone inquiry center relating to the Participant Fund; and other similar services not otherwise required to be provided by the Trust's custodian or transfer agent. Selling Services include, but are not limited to: the printing and distribution to prospective investors in the Participant Fund of prospectuses and statements of additional information that are used in connection with sales of Class A and Class B shares of the Participant Fund; the preparation, including printing, and distribution of sales literature and media advertisements relating to the Class A or Class B shares of the Participant Fund; and distributing Class A or Class B shares of the Participant Fund. In providing compensation for Selling Services in accordance with the Plans, GEIM is expressly authorized (1) to make, or cause to be made, payments reflecting an allocation of overhead and other office expenses related to the distribution of the Class A or Class B shares of a Participant Fund; (2) to make, or cause to be made, payments to, or to provide for the reimbursement of expenses of, persons who provide support services in connection with the distribution of the Class A or Class B shares of the Participant Fund; and (3) to make, or cause to be made, payments to broker-dealers who have sold Class A or Class B shares of the Participant Fund.

                  Payments under the Plans are not tied exclusively to the expenses for shareholder servicing and distribution expenses actually incurred by GEIM or any Service Provider, and the payments may exceed expenses actually incurred by GEIM and/or a Service Provider. The Board evaluates the appropriateness of the Plans and its payment terms on a continuing basis and in doing so considers all relevant factors, including the types and extent of Shareholder Services and Selling Services provided by GEIM and/or Service Providers and amounts GEIM and/or Service Providers receive under the Plans.

                  Under the Plans, the Trust pays GEIM, with respect to each Participant Fund, (1) for shareholder services provided to the Class A, Class B and Class C shares of the Participant Fund, an annual fee of 0.25% of the value of the average daily net assets attributed to the Class A, Class B and Class C shares of the Participant Fund, respectively and (2) for distribution services provided to the Class A and Class B shares of each Participant Fund other than the Short-Term Government Fund, an annual fee of 0.25% and 0.75% of the value of the average daily net assets of the Participant Fund, respectively; or in the case of the Short-Term

Government Fund, an annual fee of 0.25% and 0.60% of the value of the average daily net assets of the Short-Term Government Fund, respectively.

                  Under their terms, the Plans continue from year to year, provided their continuance is approved annually by vote of the Trust's full Board, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to them (the "Independent Trustees"). The Plans may not be amended to increase materially the amount of the fees paid under the Plans with respect to a Fund without approval of shareholders of the Fund. In addition, all material amendments of the Plans must be approved by the Trustees and Independent Trustees in the manner described above. The Plans may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act).


                  During the fiscal period ended September 30, 1998, $7,538,779 was paid to GE Investment Management for distribution and shareholder servicing.

Custodian and Transfer Agent

                  State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as custodian and transfer agent of the Funds' investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. As transfer agent, State Street is responsible for processing purchase and redemption requests and crediting dividends to the accounts of shareholders of the Funds.


Distributor

                  GE Investment Distributors, Inc. ("GEID"), located at 777 Long Ridge Road, Building B, Stamford, Connecticut 06927, serves as the distributor of Fund shares on a continuing best efforts basis. Michael J. Cosgrove, a member of the Trust's board of trustees, is the Chairman of the board, Chief Executive Officer and President of GEID.

                  PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

Purchases

                  Shares are offered to investors at the offering price, based on the NAV next determined after receipt of an investment in good order by State Street Bank and Trust Company, the Trust's custodian and transfer agent. The offering price is equal to NAV plus any applicable initial sales charge imposed at the time of purchase, as described below.

                  GEID other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. In addition, trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with the GEID ("Authorized Firms") for providing on-going services with respect to Class A and Class B shares.

                  Class A Shares. Class A shares are sold at NAV per share plus a maximum initial sales charge imposed at the time of purchase as discussed in the Prospectus. The sales charge is retained by GEID, although a portion of the sales charge may be paid to registered representatives or other dealers that enter into selected dealer agreements with the GEID. The initial sales charge may be reduced or waived for certain purchases. No sales charge is imposed on Class A shares purchased through reinvestment of dividends or capital gains distributions. In addition, Class A shares are offered without any sales charge with respect to:

                  (1) purchases of $1 million or more of Class A shares by an investor, including an investment by a Class D eligible employee retirement plan that seeks the additional services provided to Class A Shareholders ("Class A Retirement Plans"), (2) all purchases by Class A Retirement Plans which have 250 or more eligible employees, (3) all purchases by Class A Retirement Plans, including Plans purchasing less than $1 million of Class A shares of the Funds and which have less than 250 employees if such Plans purchase Class A shares exclusively through GEID and not through an Authorized Firm, (4) all purchases directly by individuals who are not Class C eligible who may otherwise invest in the Funds through defined contribution plans currently invested in the Funds, and who purchase shares exclusively through GEID and not through an Authorized Firm, (5) all purchases by officers, directors, employees and registered representatives of Authorized Firms which have entered into sales agreements with GEID or financial institutions through which shares of the Funds are being offered or made available for sale, (6) all purchases made through certain broker-dealers, financial institutions, recordkeepers and other financial intermediaries who charge a management, consulting or other fee for their services (each, a "Financial Intermediary," collectively, the "Financial Intermediaries") and who have an agreement with or among the Trust, GEIM or GEID, requiring the Trust, GEIM or GEID to compensate the Financial Intermediary for administrative, subaccounting, transfer agency and/or other services, (7) all purchases resulting from offerings made to selected customers of certain subsidiaries and divisions of GE and to employees (and their family members) of certain vendors of GE's employee retirement plan, including any subsequent purchases by persons who invest through such offerings, provided that any such person maintains an account with the Trust in its, his or her name at the time of the subsequent purchase and the investment is made in that name, or as custodian for a minor or in an IRA for the customer, (8) all purchases by certain customers of GE who previously purchased Class A shares during a special limited offering of such shares by GEID, provided that the customer maintains an account with the Trust in its, his or her name at the time of the current purchase and the investment is made in that name, or as custodian for a minor or in an IRA for the customer, (9) all purchases by certain of the GE LifeStyle Funds, a "fund of funds" vehicle designed to invest in certain classes of the Funds and (10) all purchases made through certain broker-dealers that have entered into an agreement with GEID for sales to supplemental savings plans at a single employer with 750 or more eligible investors when such purchases are made through the Payroll Savings Plan or other systematic investment plan.

                  Reduced sales charges are available under a combined right of accumulation under which an investor may combine (1) the value of Class A shares held in the Participant Fund, (2) the value of Class A shares held in another Participant Fund with respect to which the investor has previously paid, or is subject to the payment of, a sales charge, and (3) the value of Class A shares being purchased. For example, if an investor owns shares of the Global Fund and the Strategic Fund that have an aggregate value of $92,000, and makes an additional investment in Class A shares of the Global Fund of $15,000, the sales charge applicable to the additional investment would be 3.25% rather than the 5.75% normally charged on a $15,000 purchase. In addition, Class A Retirement Plans may include, as part of the calculation of accumulation benefits, purchases of shares of the Money Market Fund and interests in other pooled investment vehicles, which are made available to such investors and specified by GEID as eligible for accumulation benefits in sales agreements with Authorized Firms.

                  By completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"), an investor becomes eligible for the reduced sales load applicable to the total number of Participant Fund Class A shares purchased in a 13-month period (beginning up to 90 days prior to the date of execution of the LOI). By marking the LOI section on the account application and by signing the account application, the investor indicates that he or she understands and agrees to the terms of the LOI and is bound by the provisions described below.

                  Each purchase of shares of a Participant Fund made during the 13-month period will be made subject to the sales charge applicable to a single transaction of the total dollar amount indicated by the LOI, as described in the tables set out above. It is the investor's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge and to indicate that the purchase is pursuant to an LOI. The applicable sales charge may be further reduced pursuant to the "right of accumulation" described above provided State Street is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, an investor may revise his or her intended investment amount upward by submitting a written and signed request. In such event, all subsequent purchases will be treated as a new LOI (including escrow of additional Fund shares) except that the original expiration date of the LOI will remain unchanged. Purchases made within 90 days before signing an LOI may be applied toward completion of the LOI provided State Street is advised of the date of the first purchase to be applied toward the completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the offering price on the effective date of the LOI.

                  Out of the initial purchase (or subsequent purchases, if necessary), State Street will hold in escrow 5.75% of the amount specified in the LOI in the form of Fund shares. All dividends and capital gains on the escrowed shares will be credited to the investor's account. All shares purchased, including those escrowed, will be registered in the investor's name. If the total investment specified under the LOI is completed within the 13-month period, the escrowed shares will be promptly released. Assuming completion of the minimum investment under the LOI, an adjustment will be made to reflect any reduced sales charge applicable to shares purchased during the 90-day period prior to the submission of the LOI. Additionally, if the total number of shares purchased within the period exceeds the amount specified in the LOI, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made in the form of additional shares credited to the shareholder's account at the then current offering price. If the intended investment is not completed, an investor will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If GEID does not receive such unpaid sales charge within 20 days, the investor, by marking the LOI section on the account application, irrevocably constitutes and appoints State Street as his or her attorney-in-fact to redeem any and all escrowed shares sufficient to cover the unpaid sales charge. Full shares and any cash proceeds for a fractional share remaining after such redemptions will be released from escrow.

                  If at any time before completing the LOI, an investor wishes to cancel the agreement, an investor must give written notice to GEID. GEID may withdraw an investor's LOI privilege for future purchases if an investor requests State Street to liquidate or transfer beneficial ownership of Fund shares. An LOI does not bind an investor to purchase, or the Trust to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.


                  Class B Shares. Investors are able to purchase Class B shares at their net asset value per share next determined after a purchase order is received, without imposition of any sales charge. Class B shares are sold at net asset value per share subject to a maximum 4.00% CDSC as disclosed in the Prospectus. For each year of investment, the applicable CDSC declines in accordance with the tables set out in the Prospectus.


                  Six years after the date of purchase (eight years in the case of shares acquired or exchanged from shares of Investors Trust), Class B shares will convert automatically to Class A shares, based on the relative net asset values of shares of each Class, and will at that time be subject to a distribution fee of 0.25% of the Participant Fund's net assets attributable to the Class (as well as the service fee of 0.25% of the value of the Participant Fund's average daily net assets attributable to the Class). The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversions will not constitute taxable events for Federal tax purposes.

                  GEID has adopted guidelines, in view of the relative sales charges, service fees and distribution fees, directing its representatives and all selling agents that all purchases of shares should be for Class A shares when the purchase is $250,000 or more by an investor not eligible to purchase Class C or Class D shares. GEID reserves the right to vary these guidelines at any time. In addition, a dealer reallowance of up to 4% of the net amount invested is paid to Authorized Firms selling Class B shares.

                  Class C Shares. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of any sales charge or CDSC. Class C shares are available exclusively to (1) holders of shares of a Participant Fund or of the Money Market Fund that were issued and outstanding on November 29, 1993 -- the date the Multiple Distribution System was implemented ("Existing Shares") who are not eligible to be holders of Class D shares, (2) any family member of a holder of Existing Shares, (3) employees, retirees, officers or directors of GE or an affiliate of GE or any family member of any of those employees, retirees, officers or directors, in each case, whether investing directly or indirectly through their IRA and (4) certain other persons who previously purchased Class C shares during a special limited offering of such shares by the GEID, provided that the person maintains an account with the Trust in its, his or her name at the time of such additional purchase or exchange and the investment is made in that name, or as custodian for a minor or in an individual retirement account for such person. For purposes of this SAI, the term "family member" includes spouses and by reason of blood or marriage, parents, children, siblings, grandparents and grandchildren. Also, for purposes of this GEID, the term "employees, retirees, officers or directors of GE or an affiliate of GE" includes (i) persons who are currently employed by GE or an affiliate of (GE and its affiliates are hereinafter referred to as "GE"), (ii) persons who have retired or will retire from GE, or (iii) persons who are no longer employed by GE, but who have either retained a balance in the GE S&S Program or a defined contribution plan sponsored by GE or an affiliate of GE or were employed by GE for at least 20 consecutive years. Any holder of Existing Shares falling within subcategory (1) above, who fully redeems his or her Class C shares or whose shares are redeemed in accordance with the involuntary redemption procedure set out below, will not have the right to reinvest in Class C shares. Eligible investors may purchase Class C shares directly from GEID. Class C shares may not be available to persons investing through an asset management program sponsored by certain Financial Intermediaries. Such investors may be required to purchase Class A or Class B shares. Class A and Class B shares bear higher 12b-1 fees and carry a sales charge. Consult your Financial Intermediary for details.

                  Class D Shares. Class D shares will be offered without imposition of a sales charge, CDSC, service fee or distribution fee exclusively to: banks, insurance companies and industrial corporations each purchasing shares for their own account; financial institutions investing in their fiduciary capacity on behalf of clients or customers; tax-exempt investors, including defined benefit or contribution plans (including plans meeting the requirements of Section 401(k) of the Code), plans established under Section 403(b) of the Code, trusts established under Section 501(c)(9) of the Code to fund the payment of certain welfare benefits, charitable, religious and educational institutions, and foundations and endowments of those investors; investment companies not managed or sponsored by GEIM or any affiliate of GEIM; and Financial Intermediaries that have an agreement with the Trust, GEIM or GEID which does not require the Trust, GEIM or GEID to compensate the Financial Intermediary for its services for initial purchases by their clients or customers equal to or exceeding $250,000 per Participant Fund (the "Minimum Purchase Requirement") and any subsequent purchases by such clients or customers who have already met the Minimum Purchase Requirement ("Institutional Investors"). The Minimum Purchase Requirement for clients or customers of Financial Intermediaries is waived for purchases by certain non-qualified deferred compensation plans (such as supplemental employee retirement plans) and tax-exempt customers, including, but not limited to, defined benefit or defined contribution plans meeting the requirements of Section 401(a) of the Code (including 401(k) plans), retirement plans for self-employed individuals, plans established under Section 403(b) of the Code and plans meeting the requirements of Section 457(b) of the Code. IRAs, simplified employee pension IRAs ("SEP-IRAs"), salary reduction SEP-IRAs and Keogh plans are only eligible to purchase Class D shares through Financial Intermediaries. For purposes of this SAI, the term "industrial corporation" is intended to mean any corporate entity employing 100 or more persons but does not include professional corporations or corporations established under Subchapter S of the Code. Investors eligible to purchase Class D shares may not purchase any other Class of shares, except as noted above under "Class A Shares." In addition, a dealer reallowance of up to
 .32% of the net amount invested is paid to Authorized Firms selling Class D shares.

Redemptions

                  Shares of the Money Market Fund, as well as shares of a Class of a Participant Fund, may be redeemed on any day on which the Fund's net asset value is calculated as described below under "Net Asset Value." Redemption requests received in proper form prior to the close of regular trading on the NYSE will be effected at the net asset value per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the net asset value as next determined. The Trust normally transmits redemption proceeds within seven days after receipt of a redemption request. If a shareholder holds shares in more than one Class of a Participant Fund, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Trust receives further instructions. Redemption proceeds will be subject to no charge, except for certain redemptions of Class A and Class B shares of a Participant Fund. In addition, if the shareholder has checkwriting privileges, redemption of $100 or more may be made by writing a check either to the shareholder or to a third party. A shareholder who pays for shares of a Fund by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

                  The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

                  The Trust requires that a shareholder of a Fund maintain a minimum investment in a Fund of $500, so care should be exercised to ensure that redemptions do not reduce the shareholder's investment below this minimum. Two exceptions exist to this minimum investment requirement for (1) an account established by a Qualified Plan, and (2) new accounts established with the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan. If the shareholder's account balance is less than $500 (except in the circumstances described above), the Trust may automatically redeem the shares of the Fund in the account and remit the proceeds to the shareholder so long as the shareholder is given 30 days prior written notice of the action.

                  A holder of Existing Shares who would not otherwise be eligible to invest in Class C shares by virtue of being an employee, retiree, officer or director of GE or an affiliate of GE or a family member of any of those employees, retirees, officers or directors, who fully redeems his account or whose account balance is involuntarily redeemed by the Trust in the manner set out below, will not remain eligible to thereafter invest in Class C shares; the holder will instead be eligible to invest in either Class A or Class B shares only.

                  A CDSC payable to the Distributor is imposed on certain redemptions of Class A and Class B shares of a Participant Fund, however effected. Class A and Class B shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (1) the net asset value of the Class A or Class B shares at the time of purchase or
(2) the net asset value of the Class A or Class B shares at the time of redemption. In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed.

                  The CDSC on Class A shares is payable on the same terms and conditions as would be applicable to Class B shares, except that the CDSC on Class A shares is at a lower rate and for a shorter period than that imposed on Class B shares (1% for redemptions only during the first year after purchase) and except that Class A shares have no automatic conversion feature. The CDSC applicable to Class A shares is calculated in the same manner as the CDSC with respect to Class B shares and is waived in the same situations as with respect to Class B shares.

                  The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the U.S. Equity Fund, the Premier Fund, the Value Equity Fund, the Small-Cap Value Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Global Fund, the International Fund, the Europe
Fund, the Emerging Markets Fund and the Strategic Fund:

                                              CDSC as a %
         Year Since Purchase                   of Amount
          Payment was Made                     Redeemed
-------------------------------------------------------------------------------
Within First Year                                  4.00%
Within Second Year                                 3.00%
Within Third Year                                  2.00%
Within Fourth Year                                 1.00%
Within Fifth Year                                  0.00%
Within Sixth Year                                  0.00%
-------------------------------------------------------------------------------

                  The following table sets forth the CDSC rates applicable to redemptions of Class B shares of the Tax-Exempt Fund, the Income Fund, the Government Securities Fund, the High Yield Fund and the Short-Term Government
Fund:


                                              CDSC as a %
         Year Since Purchase                   of Amount
          Payment was Made                     Redeemed
-------------------------------------------------------------------------------
Within First Year                                  3.00%
Within Second Year                                 3.00%
Within Third Year                                  2.00%
Within Fourth Year                                 1.00%
Within Fifth Year                                  0.00%
Within Sixth Year                                  0.00%
-------------------------------------------------------------------------------


                  The following table sets forth the CDSC rates applicable to redemptions of any Fund's Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds:


                                              CDSC as a %
         Year Since Purchase                   of Amount
          Payment was Made                     Redeemed
-------------------------------------------------------------------------------
Within First Year                                  5.00%
Within Second Year                                 4.00%
Within Third Year                                  3.00%
Within Fourth Year                                 2.00%
Within Fifth Year                                  1.00%
Within Sixth Year                                  0.00%
Within Seventh Year                                0.00%
Within Eighth Year                                 0.00%
-------------------------------------------------------------------------------

                  Class B shares will automatically convert to Class A shares six years (eight years in the case of Class B shares acquired, either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds) after the date on which they were purchased and thereafter will no longer be subject to the higher distribution fee applicable to such Class B shares, but will be subject to the 0.25% distribution fee applicable with respect to Class A shares. See "Exchange Privilege" for the effect of exchanges on the CDSC applicable to exchanged shares.

                  In determining the applicability and rate of any CDSC to a redemption of shares of a Fund, the Distributor will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.

                  The Trust will waive the CDSC on redemptions of Class A or Class B shares of the Funds upon the death or disability of a shareholder if the redemption is made within one year of death or disability of a shareholder. The CDSC would be waived when the decedent or disabled person is either an individual shareholder or, in the case of death, owns the shares with his or her spouse as a joint tenant with right of survivorship, and when the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC would apply to a total or partial redemption but only to redemptions of Class A or Class B shares held at the time of the death or initial determination of disability. The Trust will also waive the CDSC (1) on redemptions of Class A or Class B shares of the Funds representing a minimum required distribution from an IRA effected pursuant to a systematic withdrawal plan (see "Systematic Withdrawal Plan" below) and (2) on redemptions of Class A shares being redeemed within one year of purchase that were subject to no front-end sales load upon purchase by virtue of being part of a purchase of $1 million or more provided the redemption is pursuant to a Systematic Withdrawal Plan.

                  Signature guarantees are required for all redemptions over $50,000. In addition, signature guarantees are required for requests to have redemption proceeds (1) mailed to an address other than the address of record,
(2) paid to other than the shareholder, (3) wired to a bank other than the bank of record, or (4) mailed to an address that has been changed within 30 days of the redemption request. All signature guarantees must be guaranteed by a commercial bank, trust company, broker, dealer, credit union, national securities exchange or registered association, clearing agency or savings association or by Managers of Personnel Accounting of GE or their designated alternates. The Trust may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians or persons utilizing a power of attorney. A request for redemption will not be deemed to have been submitted until the Trust receives all documents in proper order typically required to assure the safety of a particular account. The Trust may waive the signature guarantee on a redemption of $50,000 or less if it is able to verify the signatures of all registered owners from its accounts.

Redemption by Telephone

                  Shares of a Fund may be redeemed by telephone, unless the investor has declined this option on the applicable section of the account application form. Proceeds from a telephonic wire redemption request placed through a customer service representative will be transferred by wire to the shareholder's bank account (which has previously been identified in writing to the Trust). A fee of $10 will be charged for wire transfers of funds by the Trust. Wire transfers will be made directly to the account specified by the shareholder if that bank is a member of the Federal Reserve System or to a correspondent bank if the bank holding the account is not a member. Fees on wire transfers may also be imposed by the bank and will be the responsibility of the shareholder. Proceeds from a telephonic check redemption request placed through the automated system will be sent by check to the shareholder's address of record. The minimum telephonic wire redemption request is $1,000; the minimum telephonic check redemption request is $500 and the maximum telephonic check redemption request is $50,000. If the account is registered jointly in the name of more than one shareholder, only one shareholder will be required to authorize redemption of shares by telephone, and the Trust will be entitled to act upon telephonic instructions of any shareholder of a joint account. Redemptions of shares of a Fund by a Qualified Plan may not be effected by telephone. Wire transfer of funds will be made within two business days following the telephonic request. Dividends will be earned through and including the date of receipt of the redemption request.

                  Telephone redemption requests may be difficult to implement in times of drastic economic or market changes. In the event shareholders of the Funds are unable to contact the Trust by telephone, shareholders should write to the Trust at:


     GE Funds
     P.O. Box 419631
     Kansas City, MO 64141-6631


For overnight package delivery:

     GE Funds
     c/o National Financial Data Services Inc.
     1004 Baltimore
     Kansas City, MO 64105


                  By making a telephonic redemption request, a shareholder authorizes the Trust to act on the telephonic redemption instructions by any person representing himself or herself to be the shareholder and believed by the Trust to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and the Trust's records of such instructions will be binding. If the procedures, which include the use of a personal identification number ("PIN") system and the provision of written confirmation of transactions effected by telephone, were not employed by the Trust, the Trust could be subject to liability for any loss resulting from unauthorized or fraudulent instructions. As a result of compliance with this policy, if the Trust follows the procedures outlined above and has a good faith belief that the instructions it received were genuine, the shareholder will bear the risk of loss in the event of a fraudulent redemption transaction.

Systematic Withdrawal Plan

                  The Trust's Systematic Withdrawal Plan permits investors in a Fund to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if they have a $10,000 minimum account in a Class of a Participant Fund or in the Money Market Fund. The maximum amount which may be withdrawn under the Systematic Withdrawal Plan is 10% of the value of a Shareholder's account on an annual basis. An application for the Systematic Withdrawal Plan can be obtained from the Trust. The Systematic Withdrawal Plan may be terminated at any time by the investor or the Trust.

Involuntary Redemptions

                  An account of a shareholder of a Fund with respect to a Class of shares (if applicable) that is reduced by redemptions, and not by reason of market fluctuations to a value of $500 or less may be redeemed by the Trust, but only after the shareholder has been given notice of at least 30 days in which to increase the balance in the account to more than $500. An account established through a Qualified Plan or an account that has not yet reached the $500 minimum through the Direct Deposit Privilege, Payroll Savings Plan or Automatic Investment Plan will not be involuntarily redeemed.

Distributions In-Kind

                  If the Board determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEIM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

Checkwriting Privileges

                  A shareholder of the Money Market Fund may request in an application form or by letter sent to the Trust that he or she would like checkwriting privileges, which are provided at no cost to the shareholder. The Trust will provide redemption checks ("Checks") drawn on the shareholder's account. Checks will be sent only to the shareholder of the account and only to the address of record. The application or written request must be manually signed by the shareholder. Checks may be made payable to the order of any person in an amount of $100 or more. Dividends are earned until the Check clears. When a Check is presented to State Street for payment, State Street, as agent, will cause the Money Market Fund to redeem a sufficient number of shares in the shareholder's account to cover the amount of the Check. Checks will generally not be returned to the shareholder after clearance, unless such return is requested in writing by the shareholder. Shareholders generally will be subject to the same rules and regulations that State Street applies to checking accounts. Unless otherwise specified in writing to the Trust, only the signature of one shareholder of a joint account is required on Checks.

                  Checks may not be written to redeem shares purchased by check until the earlier of (1) the date that good funds are credited to State Street by its correspondent bank or (2) 15 days from the date of receipt of the check utilized to purchase shares. If the amount of the Check is greater than the value of the shares in a shareholder's account, the Check will be returned marked "insufficient funds." Checks should not be used to close an account. Checks written on amounts subject to the hold described above will be returned marked "uncollected." If the Check does not clear, the shareholder will be responsible for any loss that the Money Market Fund or State Street incurs.

                  The Trust may modify or terminate the checkwriting privilege at any time on 30 days' notice to participating shareholders. The checkwriting privilege is subject to State Street's rules and regulations and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to Checks drawn on State Street must be given to State Street. Stop payment instructions may be given by calling the applicable toll free number listed on the back cover of the Prospectus.

Exchange Privilege

                  The exchange privilege described in the Prospectus enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request.

                  Shares of each Class of a Participant Fund may be exchanged for shares of the same Class of any other Participant Fund at their respective net asset values. A holder of Existing Shares of the Money Market Fund (other than an Institutional Investor or a Class D eligible retirement plan) can exchange those Money Market Fund shares for Class C shares of a Participant Fund. An Institutional Investor (other than a Class D eligible retirement plan) can exchange shares of the Money Market Fund for Class D shares of a Participant Fund. A Class D eligible retirement plan can exchange shares of the Money Market Fund for Class A or Class D shares of a Participant Fund, as selected by the plan sponsor, depending upon whether the plan sponsor desires the additional services provided to Class A shareholders. All other Money Market Fund shareholders will be given the choice of receiving either Class A or Class B shares of a Participant Fund upon the completion of an exchange. The privilege is available to shareholders residing in any state in which shares of the Fund being acquired may legally be sold. An exchange of shares is treated for Federal income tax purposes as a redemption (that is, a sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. An exchange of shares may be made by calling or by writing the Trust. The Trust may, upon 60 days' prior written notice to the shareholders of a Fund, materially modify or terminate the exchange privilege with respect to the Fund or impose a charge of up to $5 for exchanges of shares of the Fund.

                  Shareholders who exchange their Class A or Class B shares for Money Market Fund shares will be subject to the CDSC applicable to Class A or Class B shares at the time the shareholder redeems such Money Market Fund shares. Upon an exchange of Class A or Class B shares for Class A or Class B shares (as applicable) of another Participant Fund, the new Class A or Class B shares will be deemed to have been purchased on the same date as the Class A or Class B shares of the Participant Fund which have been exchanged for CDSC calculation purposes. However, a shareholder who exchanges his Class A or Class B shares for shares of the Money Market Fund and then exchanges those Money Market Fund shares for Class A or Class B shares will be subject to having the period of time in which his shares were invested in the Money Market Fund tolled when computing the applicable CDSC. Likewise, shareholders who exchange their Class A or Class B shares of a Participant Fund with Class A or Class B shares of another Participant Fund will be subject to the CDSC of the original Fund at the time of redemption from the second Fund.

                  Class B shares of any Participant Fund acquired either by purchase or exchange, as a result of the combination of the Investors Trust Funds with certain Funds, will be charged the CDSC applicable to the Class B shares that had been applicable to the relevant Investors Trust Fund before the combination. Shareholders of the Money Market Fund who acquired their shares by exchange from an Investors Trust Fund will be charged the CDSC that had been applicable to the Class B shares of the relevant Investors Trust Fund upon redemption from the Money Market Fund. Shares of the Funds purchased through a Financial Intermediary may only be exchanged for shares of another Fund which is offered by that Financial Intermediary.


                  Shareholders exercising the exchange privilege should review the Prospectus disclosure for the Fund they are considering investing in carefully prior to making an exchange.


                                NET ASSET VALUE

                  The Trust will not calculate net asset value on days that the NYSE is closed. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

                  Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of the Money Market Fund or a Class of certain Participant Funds may not take place contemporaneously with the determination of the prices of many of their portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Board. In carrying out the Board's valuation policies, GEIM may consult with one or more independent pricing services ("Pricing Service") retained by the Trust.

                  Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market. When, in the judgment of the Pricing Service, quoted bid prices for investments of the Tax-Exempt Fund are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments of the Tax-Exempt Fund that are not regularly quoted are carried at fair value as determined by the Board, which may rely on the assistance of the Pricing Service. The procedures of the Pricing Service are reviewed periodically by GEIM under the general supervision and responsibility of the Board .

                  The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

                  The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEIM to present minimal credit risks. Pursuant to the rule, GEIM has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as GEIM may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

                  The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                  Set forth below is a summary of certain Federal income tax considerations generally affecting the Funds and their shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

Tax Status of the Funds and their Shareholders

                  Each Fund is treated as a separate entity for Federal income tax purposes. Each Fund's net investment income and capital gains distributions are determined separately from any other series that the Trust may designate.

                  The Trust intends for each Fund to continue to qualify each year as a "regulated investment company" under the Code. If a Fund (1) is a regulated investment company and (2) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. In addition, in order to avoid a 4% excise tax, a Fund must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income for the 1-year period ending generally on October 31 of such calendar year. One requirement for qualification as a regulated investment company is that each Fund must diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

                  Another requirement for qualification as a regulated investment company is that each Fund must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) and income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "90% Test").

                  If for any taxable year a Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

                  As of September 30, 1998, the following Funds have capital loss carryforwards as indicated below. The capital loss carryforward of the Tax-Exepmt Fund includes a capital loss carryforward of $42,651 acquired as a result of the Reorganization with the Investors Trust Tax Fee Fund. The capital loss carryforward is available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder.



                                                          Expiration Dates:
     Fund                           Amount                 September 30,
     ----                          ------                 -------------
Tax-Exempt Fund                         $428,324                  2004

Income Fund                             $684,519                  2003
                                         $38,636                  2004
                                        $445,270                  2005

Government Securities Fund           $80,657,745                  2002
                                    $107,525,597                  2003
                                      $1,748,819                  2004

Money Market Fund                         $3,153                  2003
                                          $5,688                  2005



                                          Acquiring                                          Expiration Dates:
     Investors Trust Fund                  GE Fund                      Amount                 September 30,
     --------------------                  -------                      ------                 -------------
Tax Free Fund                       Tax-Exempt Fund                       $428,324                  2004

Government Fund                       Government                       $80,657,745                  2002
                                    Securities Fund                    107,525,597                  2003
                                                                         1,748,819                  2004




                  As a result of the Reorganization, each of Investors Trust Adjustable Rate Fund and Investors Trust Tax Free Fund had a taxable year ending on the date of the Reorganization, and the taxable year of each respective acquiring GE Fund in which the Reorganization occurs will be a separate taxable year for purposes of determining the taxable years in which carryforwards of these two Investors Trust Funds may be applied. Accordingly, the Reorganization has the effect of reducing the carryforward periods of Investors Trust Adjustable Rate Fund and Investors Trust Tax Free Fund. Such reduced periods are reflected in the foregoing table of expiration dates.


                  Net investment income or capital gains earned by a Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable. In addition, if a Fund qualifies as a regulated investment company under the Code, if certain distribution requirements are satisfied, and if more than 50% of the value of the Fund's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Trust may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Global Fund, the International Fund, the Europe Fund and the Emerging Markets Fund each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund were to make an election an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

                  A Fund's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund,
(2) will require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectus. The Trust seeks to monitor transactions of each Fund, will seek to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  In order for the Tax-Exempt Fund to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of the taxable year of the Tax-Exempt Fund, the Trust will notify the Fund's shareholders of the portion of the dividends paid that constitutes an exempt-interest dividend with respect to that taxable year. The percentage of total dividends paid by the Tax-Exempt Fund with respect to any taxable year that qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for that year.

                  Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Fund is not deductible for income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. In addition, if a shareholder of the Tax-Exempt Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares.

                  As a general rule, a shareholder's gain or loss on a sale or redemption of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss will be a short-term capital gain or loss if the shareholder has held the shares for one year or less.

                  The Fund's net realized long-term capital gains are distributed as described in the Prospectus. The distributions ("capital gain dividends"), if any, are taxable to a shareholder of a Fund as long-term capital gains, regardless of how long a shareholder has held the shares, and will be designated as capital gain dividends in a written notice mailed by the Trust to the shareholders of the Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for six months or less, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, will be treated as a long-term capital loss. This rule will apply to a sale of shares of the Tax-Exempt Fund only to the extent the loss is not disallowed under the provision described above. Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the dividend or distribution payment will be a taxable dividend or distribution payment.

                  Special rules contained in the Code apply when a shareholder of a Fund disposes of shares of the Fund through a redemption or exchange within 90 days of purchase and subsequently acquires shares of a Fund on which a sales charge normally is imposed without paying a sales charge in accordance with the exchange privilege described in the Prospectus. In these cases, any gain on the disposition of the shares of the Fund will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired. In addition, if shares of a Fund are purchased within 30 days of redeeming shares at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares.

                  If a shareholder of a Fund fails to furnish the Trust with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (1) taxable dividends and distributions from the Fund and
(2) the proceeds of any redemptions of shares of the Fund (other than the Money Market Fund). An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

                             THE FUNDS' PERFORMANCE

                  The Trust, from time to time, may quote a Fund's performance, in terms of the Money Market Fund's or a Class' yield and/or total return, in reports or other communications to shareholders of a Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

Yield for the Money Market Fund

                  The Trust may, from time to time, include the yield and effective yield of the Money Market Fund in advertisements or reports to shareholders or prospective investors. "Current yield" will be based upon the income that a hypothetical investment in the Fund would earn over a states seven-day period. This amount would then be "annualized," which means the amount of income generated over that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund's "effective yield" will be calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield would be slightly higher than the current yield because of the compounding effect of this presumed reinvestment.

                  The yield for the Money Market Fund is computed by (1) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (2) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (3) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares less a hypothetical charge reflecting deductions from shareholder accounts, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Trust may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.


                  The seven-day current yield and effective seven-day yield as of September 30, 1998 were 5.05% and 5.18%, respectively. Had GEIM not absorbed a portion of the Money Market Fund's expenses, the Fund's seven-day yield and effective seven-day yield as of September 30, 1998 would have been lower.



Yield for Other Funds



                  The Trust may, from time to time, advertise a 30-day "yield" for each Class of a Participant Fund and an "equivalent taxable yield" for each Class of the Tax-Exempt Fund. The 30-day yield figures are calculated for a Class of a Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:


                                               6
                            Yield = 2[(a-b + 1) -1]
                                       ---
                                       cd

Where:

                  a = dividends and interest earned during the period.

                  b = expenses accrued for the period (net of reimbursement).

                  c = the average daily number of shares outstanding
                      during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.

                  For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

                  Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

                  Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.


                  The 30-day yield for the period ended September 30, 1998 for Class A, Class B, Class C and Class D shares, respectively, of the Tax-Exempt Fund, Short-Term Government Fund, Government Securities Fund and Income Fund were as follows:



Fund                                          Class A          Class B         Class C          Class D
----                                          -------          -------         -------          -------
Tax-Exempt Fund                                3.87%            3.54%           4.29%            4.56%
Short-Term Government Fund                     4.22%            3.98%           4.58%            4.83%
Government Securities Fund                     4.85%            4.56%           5.32%             N/A
Income Fund                                    4.63%            4.33%           5.09%            5.34%



                  Had the Funds' investment adviser not absorbed a portion of the above Funds' expenses, these Funds' 30-day yield for the period ended September 30, 1998 class of shares would have been lower.



                  The equivalent taxable yield of the Tax-Exempt Fund demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield. The Tax-Exempt Fund's tax equivalent yield is computed for a Class by dividing that portion of the Fund's yield that is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Thus, the equivalent taxable yield of a Class of the Tax-Exempt Fund will always exceed the Class' yield. Assuming an effective tax rate of 39.6%, for the 30-day period ended September 30, 1998, the equivalent taxable yield of the Tax-Exempt Fund for Class A, Class B, Class C and Class D shares, respectively, was 6.41%, 5.86%, 7.10% and 7.55%. Had the Tax-Exempt Fund's investment adviser not absorbed a portion of the

Fund's expenses, assuming an effective tax rate of 39.6%, the equivalent taxable yield of the Tax-Exempt Fund for the indicated 30-day period for the relevant Class of shares would have been lower.


Average Annual Total Return

                  From time to time, the Trust may advertise an "average annual total return," which represents the average annual compounded rates of return over one-, five- and ten-year periods, or over the life of the Fund (as stated in the advertisement) for each class of shares of a Fund. This total return figure shows an average percentage change in value of an investment in the Class from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a class of shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Class. When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the periods might have been greater or less than the average for the entire period.


                  The "average annual total return" figures for the Funds described below are computed for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:


                                   n
                           P(1 + T)  = ERV

Where:


                  P          =    a hypothetical initial payment of $1,000;

                  T          =    average annual total return;

                  n          =    number of years; and

                  ERV        =    Ending Redeemable Value of a hypothetical
                                  $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                  The ERV assumes the maximum applicable sales load is deducted from the initial investment or redemption amount, in the case of CDSC, complete redemption of the hypothetical investment at the end of the measuring period.


                  The average annual total return for the periods ended September 30, 1998 for Class A, Class B, Class C and Class D shares, respectively, of each Participant Fund was as follows:


                                                                                      Load Adjusted
----------------- --------- --------- -------- -------- ---------- ---------- ---------- ------------------ ---------- ---------
                  One Year   Three     Five      Ten      Since    One Year    Three      Five      Ten      Since      Inception
      Fund                   Years     Years    Years   Inception              Years      Years    Years    Inception    Date
----------------- --------- --------- -------- -------- ---------- ---------- ---------- ------------------ ---------- ---------
U.S. Equity
    Class A        5.38%     20.26%      -        -      17.85%     -0.70%     17.90%        -        -      16.40%    01/01/94
    Class B        4.80%     19.64%      -        -      17.44%      0.98%     19.18%        -        -      17.44%    12/22/93
    Class C        5.62%     20.56%   17.53%      -      17.54%      5.62%     20.56%     17.53%      -      17.54%    02/22/93
    Class D        5.86%     20.86%      -        -      18.42%      5.86%     20.86%        -        -      18.42%    11/29/93

Tax-Exempt
    Class A        6.33%     6.83%     5.62%      -       5.61%      1.78%      5.29%      4.71%      -       4.71%    09/08/93
    Class B        5.68%     6.51%     5.31%      -       5.32%      2.68%      5.92%      5.31%      -       5.32%    09/08/93
    Class C        6.48%       -         -        -       6.55%      6.48%        -          -        -       6.55%    09/26/97
    Class D        7.30%       -         -        -       7.36%      7.30%        -          -        -       7.36%    09/26/97

S-T Government
    Class A        7.10%     6.01%       -        -       5.63%      4.46%      5.10%        -        -       5.04%    03/02/94
    Class B        6.83%     5.67%       -        -       5.27%      3.83%      5.07%        -        -       5.27%    03/02/94
    Class C        7.36%     6.30%       -        -       5.91%      7.36%      6.30%        -        -       5.91%    03/02/94
    Class D        7.65%     6.57%       -        -       6.16%      7.65%      6.57%        -        -       6.16%    03/02/94

Income
    Class A        9.70%     7.57%       -        -       6.65%      5.08%      6.02%        -        -       5.68%    01/01/94
    Class B        9.24%     7.06%       -        -       6.13%      6.24%      6.48%        -        -       6.13%    12/22/93
    Class C        10.06%    7.83%     6.54%      -       6.78%     10.06%      7.83%      6.54%      -       6.78%    02/22/93
    Class D        10.33%    8.10%       -        -       7.12%     10.33%      8.10%        -        -       7.12%    11/29/93

Global
    Class A       -11.03%    5.44%       -        -       5.60%     -16.14%     3.38%        -        -       4.29%    01/01/94
    Class B       -11.44%    4.92%       -        -       5.68%     -14.59%     4.34%        -        -       5.68%    12/22/93
    Class C       -10.86%    5.68%     7.71%      -       9.39%     -10.86%     5.68%      7.71%      -       9.39%    02/22/93
    Class D       -10.59%    5.97%       -        -       7.85%     -10.59%     5.97%        -        -       7.85%    11/29/93

International
    Class A        -8.93%    6.30%       -        -       5.44%     -14.18%     4.22%        -        -       4.08%    03/02/94
    Class B        -9.39%    5.76%       -        -       4.90%     -12.32%     5.21%        -        -       4.90%    03/02/94
    Class C        -8.71%    6.55%       -        -       5.68%     -8.71%      6.55%        -        -       5.68%    03/02/94
    Class D        -8.34%    6.94%       -        -       6.04%     -8.34%      6.94%        -        -       6.04%    03/02/94

Strategic
    Class A        5.58%     13.49%      -        -      12.28%     -0.47%     11.28%        -        -      10.89%    01/01/94
    Class B        4.91%     12.86%      -        -      11.71%      0.92%     12.34%        -        -      11.71%    12/22/93
    Class C        5.88%     13.77%   12.06%      -      12.24%      5.88%     13.77%     12.06%      -      12.24%    02/22/93
    Class D        6.10%     14.07%      -        -      12.87%      6.10%     14.07%        -        -      12.87%    11/29/93

Premier
    Class A        13.09%      -         -        -      20.25%      6.57%        -          -        -      16.23%    12/31/96
    Class B        12.47%      -         -        -      19.65%      8.47%        -          -        -      18.14%    12/31/96
    Class C        13.35%      -         -        -      20.57%     13.35%        -          -        -      20.57%    12/31/96
    Class D        13.65%      -         -        -      20.86%     13.65%        -          -        -      20.86%    12/31/96

Gov't Securities
    Class A        11.61%    8.22%     5.01%      -       4.75%      6.87%      6.66%      4.10%      -       3.85%    09/08/93
    Class B        10.99%    7.46%     4.29%    7.21%       -        7.99%      6.88%      4.29%    7.21%       -      04/22/87
    Class C          -         -         -        -      10.01%                   -          -        -      10.01%    10/28/97

Mid-Cap Growth
    Class A       -16.11%    8.49%    11.03%      -      11.75%     -20.92%     6.35%      9.72%      -      10.44%    09/08/93
    Class B       -16.62%    7.79%    10.25%      -      10.99%     -18.44%     7.39%     10.25%      -      10.99%    09/08/93
    Class C          -         -         -        -      -16.69%       -          -          -        -      -16.69%   10/02/97
    Class D          -         -         -        -      -12.90%       -          -          -        -      -12.90%   01/05/98

Value Equity
    Class A        5.86%     21.16%   16.84%      -      16.70%     -0.23%     18.81%     15.46%      -      15.34%    09/08/93
    Class B        5.32%     20.32%   16.00%      -      15.94%      2.42%     19.86%     16.00%      -      15.94%    09/08/93
    Class C          -         -         -        -       5.21%        -          -          -        -       5.21%    10/02/97
    Class D          -         -         -        -       3.80%        -          -          -        -       3.80%    01/05/98

Money Market       5.23%      5.19%    4.87%      -       4.64%       N/A        N/A        N/A      N/A       N/A     02/22/93
----------------- --------- --------- -------- -------- ---------- ---------- ---------- ------------------ ---------- ---------

Notes to Performance


For periods prior to September 26, 1997, the performance data relating to Class A and B shares of the Mid-Cap Growth Fund, Value Equity Fund, Tax-Exempt Fund and Government Securities Fund reflect the prior performance and expense ratios of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, respectively, each a series of Investors Trust, the assets of which were acquired by the corresponding GE Fund. The Government Securities Fund has not offered Class D shares since the Fund's inception, therefore no performance data is shown for Class D shares of this Fund.



The performance data has been calculated to assume the current maximum sales charges imposed by the Trust, which are generally higher than the sales charges formerly imposed by the Trust.



The mutual fund results are net of fees and expenses and assume changes in share price, reinvestment of dividends and capital gains, and, if applicable, the deduction of any sales charges as set forth under the "Load Adjusted" column. GEIM has voluntarily agreed to reduce or otherwise limit certain expenses of the Trust. Also, certain of the results for funds that were series of Investors Trust were favorably affected by expense waivers or limitations. Absent these limits, the GE Funds' and Investors Trust Funds' performance would have been lower.

The Funds may compare their average annual total returns to the returns of the following securities market indicies. The Standard & Poor's ("S&P") Composite Index of 500 stocks (S&P 500 Index), the S&P Composite Index of 400 mid-cap stocks (S&P Mid-Cap 400 Index), the S&P/Barra Composite Index of 500 value stocks (S&P/Barra 500 Value Index), Morgan Stanley Capital International World Index (MSCI World), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), the Lehman Brothers Municipal Bond Index (LBMI), Lehman Brothers 1-3 Year Government Bond Index (LB 1-3), the Lehman Brothers 10-Year Municipal Index and the Lehman Brothers Government Bond Index are unmanaged indexes and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P Mid-Cap 400 Index is a capitalization-weighted index of 400 U.S. stocks with a median market capitalization of approximately $700 million. The S&P/Barra 500 Value Index is a capitalization-weighted index of all the stocks in the S&P 500 Index that have low price-to-book ratios. MSCI World Index is a composite of 1,561 stocks in companies from 22 countries representing the European, Pacific Basin and American regions. MSCI EAFE Index is a composite of 1,103 stocks of companies from 20 countries representing stock markets of Europe, Australasia, New Zealand and Far East. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. LBMI is a composite of investment grade, fixed rate municipal bonds and is considered to be representative of the municipal bond market. The LB 1-3 is a composite of government and U.S. Treasury obligations with maturities of 1-3 years. The Lehman Brothers 10-Year Municipal Index is comprised of 8,987 bonds with a nominal maturity from eight years up to, but not including, 12 years. The Lehman Brothers Government Bond Index is comprised of all U.S. dollar fixed-rate U.S. agency and Treasury bond issues (excluding stripped issues) with remaining maturities greater than one year and with at least $100 million in outstanding issuance. S&P 500 Index & LB Aggregate Bond Index simulates a blended return which is representative of the approximate asset allocation mix of the GE Strategic Investment Fund for the periods presented (composed of 60% S&P 500 Index, 40% LB Aggregate). The actual allocation mix of this Fund may have varied from time to time. The results shown for the foregoing indexes assume the reinvestment of net dividends.

                  The Trust also may advertise the actual annual and annualized total return performance data for various periods of time, which may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data because the latter reflects compounding of return. Yield and total return figures are based on historical earnings and are not intended to indicate future performance.


Aggregate Total Return

                  The Trust may use "aggregate total return" figures in advertisements, which represent the cumulative change in value of an investment in a class of shares of a Fund for a specific period, and which reflects changes in the Fund's share price and reinvestment of dividends and distributions. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Because distribution and shareholder service fees vary across Classes, the total returns for each Class will differ. Aggregate total return data reflects compounding over a longer period of time than does annual total return data, and therefore aggregate total return will be higher.

                  "Aggregate total return" represents the cumulative change in the value of an investment in a Class for the specified period are computed by the following formula:

                  Aggregate Total Return = ERV - P
                                           -------
                                              P

                        Where P =    a hypothetical initial payment of $1,000;
                                     and

                           ERV  =    Ending Redeemable Value of a hypothetical
                                     $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.



Distribution Rate


                  The Trust may advertise a Fund's distribution rate and/or effective distribution rate. A Fund's distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance.

                  A Fund's distribution rate measures dividends distributed for a specified period. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using the standardized formula described above. In contrast, the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Comparative Performance Information

                  In addition to the comparative performance information included in the Prospectus and otherwise quoted in sales and advertising materials, the Trust may compare the Fund's performance with (a) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (b) various unmanaged indices, including the Russell Index, S&P 500 Index, and the Dow Jones Industrial Average or (c) other appropriate indices of investment securities or with data developed by GEIM derived from those indices.

                  Performance information also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical, to that of the Funds. Such comparisons or rankings are made on the basis of several factors, including the size of the Fund, objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

                             PRINCIPAL STOCKHOLDERS


                  The following persons are the only persons known by the Trust to hold beneficially more than 5% of the outstanding shares of any class of the Funds as of December 31, 1998.




Name and Address                                                                 Amount of               Percent
of Record Owner                                                                  Ownership              of Class
---------------                                                                  ---------              --------
Premier Fund, Class A
---------------------
State Street Bank & Trust Co., Trustee                                           79,186.530              20.45%
FBO Insulating Materials Inc.                                                      shares
Master Trust Client Ser - W6C
1 Enterprise Dr.
No. Quincy, MA  02171-2126

Moderate Strategy Lifestyle Fund                                                112,666.591              29.10%
GE Investment Services                                                             shares
3003 Summer Street
Stamford, CT  06905-4316
State Street Bank & Trust Co.                                                   112,541.517              29.07%
FBO Aggregate Industries INC                                                       shares
1 Enterprise Dr.
N. Quincy, MA  02171-2126

Premier Fund, Class B
---------------------
GE Financial Assurance Co.                                                       6,972.396                5.66%
Attn:  Connie Wong Investment Accounting                                           shares
Two Union Square
601 Union Street, Suite 1300
Seattle, WA  98101-2023

Premier Fund, Class D
---------------------
GE Financial Assurance Co.                                                       324,880.750             85.68%
Attn:  Connie Wong Investment Accounting                                            shares
Two Union Square
601 Union Street, Suite 1300
Seattle, WA  98101-2327

State Street Bank & Trust Co., as Trustee                                         34,013.366              8.97%
GranitesBridge & Co. - Elano Aggressive                                             shares
Master Trust Client Services - W6C
1 Enterprise Drive
No. Quincy, MA 02171-2126

U.S. Equity Fund, Class A
-------------------------
State Street Bank & Trust Company, as Trustee                                    217,359.139              6.06%
Granitecove & Co. - London Fog                                                      shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171

State Street Bank & Trust Co.                                                    251,919.073              7.03%
Granitefront & Co. - Service America                                                shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                    195,436.415              5.45%
F/B/O Beamspeed & Co.                                                               shares
BG Automotive Motors Inc.
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank and Trust Co., as Trustee                                      271,839.862              7.58%
Granitepass & Co.                                                                   shares
FBO McClaren/Hart Envir. Eng.
Master Trust Client Service
1 Enterprise Drive.
No. Quincy, MA 02171

State Street Bank & Trust Co., as Trustee                                        722,447.147             20.15%
Beamsail & Co.-Doubletree                                                           shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                                        197,861.238              5.52%
FBO Wavetek US Inc.                                                                 shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA  02171

State St. Bank & Trust Co.                                                       572,346.086             15.96%
FBO Aggregate Industries INC                                                        shares
1 Enterprise Dr.
N. Quincy, MA  02171-2126

U.S. Equity Fund, Class D
-------------------------
State Street Bank & Trust Co., as Trustee                                       1,441,467.2510           13.84%
Eastmate & Co.                                                                      shares
FBO GE Capital Fleet Services
Master Trust Client Services
1 Enterprise Drive
No. Quincy, MA 02171-2126

Bost & Co.                                                                       708,017.8030             6.80%
Mutual Fund Operations                                                              shares
P.O. Box 3198
Pittsburgh, PA 15230

State Street Bank & Trust Co., Trustee                                          2,014,225.538            19.34%
Benchside & Co. - GE Cap. Asset Maint.                                              shares
Master Trust Client Service
One Enterprise Drive
No. Quincy, MA 02171-2126

Strafe & Co.                                                                     731,131.365              7.02%
FAO Mead Corp. Foundation                                                           shares
235 W. Shrock Road
Mutual Fund 0390
Westerville, OH 43081

State Street Bank & Trust Co., as Trustee                                        845,775.035              8.12%
Grampas & Co. Trust                                                                 shares
FBO Ameridata Technology
Master Trust Client Service W6C
1 Enterprise Drive
No. Quincy, MA 02171

Saul & Co.                                                                       657,475.401              6.31%
FBO Stamford Hospital Ret. Inc.                                                     shares
c/o First Union National Bank
401 S. Tryon St.
NC1151
Charlotte, NC 28202

State Street Bank & Trust Co., as Trustee                                       1,700,854.621            16.33%
FBO Asset Management Plan for Affiliated GE Companies                               shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126


Union Bank of California, as Trustee                                             819,955.959              7.81%
FBO Tanner Retirement & Saving                                                      shares
P.O. Box 109
San Diego, CA 92112-4103

Small Cap Value Equity Fund, Class A
------------------------------------
State Street Bank & Trust Co.                                                     44,273.863              5.64%
IRA R/O                                                                             shares
Martin L. Berman
390 Booth Ave.
Englewood, NJ  07631-2005

GE Capital Assurance                                                             500,511.174             63.79%
2 Union Square STE 1400                                                             shares
601 Union St.
Seattle, WA  98101-2327

Small Cap Value Equity Fund, Class B
------------------------------------
GE Capital Assurance                                                             483,240.516             70.33%
2 Union Square STE 1400                                                             shares
601 Union St.
Seattle, WA  98101-2327

Small Cap Value Equity Fund, Class C
------------------------------------
James A. Parke                                                                    9,513.487              10.43%
Shirley J. Parke Jt Wros                                                            shares
19 Walden Woods Lane
Weston, CT  06883-1327

Michael Desmond Fraizer                                                           18,049.130             19.79%
Elizabeth M. Royer-Fraizer Jt Ten                                                   shares
8301 Paigley Pl.
Richmond, VA  23229-8429

GE Capital Assurance                                                              10,066.837             11.03%
22 Union Square STE 1400                                                            shares
601 Union St.
Seattle, WA  98101-2327

Small Cap Value Equity Fund, Class D
------------------------------------
GE Capital Assurance                                                              10,070.032             99.89%
2 Union Square STE 1400
601 Union St.
Seattle, WA  98101-2327


Mid-Cap Growth Fund, Class A
----------------------------
GNA Corporation                                                                  636,557.732             51.26%
Attn:  Investments                                                                  shares
601 Union Street, #5600
Seattle, WA  98101-2336

Moderate Strategy Lifestyle Fund                                                 132,209.773             10.65%
GE Investment Services                                                              shares
3003 Summer Street
Stamford, CT 06905-4316

Mid-Cap Growth Fund, Class C
----------------------------
State Street Bank & Trust Co.                                                     12,519.805              5.39%
C/F The Rollover IRA of                                                             shares
James E. Wolle
Oak Bluff Lane
Wilmington, NC 28409-2365

Mid-Cap Growth Fund, Class D
----------------------------
State Street Bank & Trust Co.                                                     37,435.512             66.10%
GranitesBridge & Co. - Elano Aggressive                                             shares
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                     12,651.697             22.34%
GranitesBridge & Co. - Elano Moderate                                               shares
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                     5,092.036               8.99%
GranitesBridge & Co. - Elano Conservative                                           shares
1 Enterprise Drive
No. Quincy, MA 02171-2126

Value Equity Fund, Class A
--------------------------
GNA Corporation                                                                  450,422.633             29.20%
Attn:  Investments                                                                  shares
601 Union Street, #5600
Seattle, WA  98101-2336


Moderate Strategy Lifestyle Fund                                                 360,802.472             23.39%
GE Investment Services                                                              shares
3003 Summer Street
Stamford, CT 06905-4316

Value Equity Fund, Class D
--------------------------
State Street Bank & Trust Co.                                                    103,283.311             62.55%
GranitesBridge & Co. - Elano Aggressive                                             shares
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                     42,548.027             25.77%
GranitesBridge & Co. - Elano Moderate                                               shares
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                     15,585.526              9.44%
GranitesBridge & Co. - Elano Conservative                                           shares
1 Enterprise Drive
No. Quincy, MA 02171-2126

Global Fund, Class A
--------------------
Richard C. Ellzey                                                                5,196.093                7.27%
Jean M. Ellzey JT Ten                                                              shares
1830 Popps Ferry Road
Biloxi, MS 39532-2104

State Street Bank & Trust Co., as Trustee                                        20,934.543              29.28%
FBO Insulating Materials Inc.                                                      shares
Master Trust Client Service - W6C
1 Enterprise Drive
No. Quincy, MA 02171

Global Fund, Class B
--------------------
State Street Bank & Trust Company                                                3,092.078                6.25%
C/F The IRA of Sharon L. Giever                                                    shares
825 Boswell Lane
Kalamazoo, MI 49005

Greg Spaulding GDN                                                               2,521.770                5.10%
Kelly Spaulding                                                                    shares
7164 Beechmont Ave. Ste 101
Cincinnati, OH  45230-4128C


Global Fund, Class D
--------------------
State Street Bank & Trust Co., as Trustee                                        367,494.819             45.45%
Eastmate & Co. Trust                                                                shares
FBO GE Capital Fleet Services
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                                        360,963.760             44.64%
Grampas & Co. Trust                                                                 shares
FBO Ameridata Technology
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

International Fund, Class A
---------------------------
State Street Bank & Trust Co., as Trustee                                        107,618.803              8.07%
Granitepass & Co.                                                                   shares
FBO McClaren/Hart Environ. Eng.
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171

Moderate Strategy Lifestyle Fund                                                 475,797.222             35.67%
GE Investment Services                                                              shares
3003 Summer Street
Stamford, CT 06905-4316

State Street Bank & Trust Co., Trustee                                           88,414.847               6.63%
FBO Southwestern Medical                                                           shares
Clinic PC
Master Trust Client Service
6418 Deans Hill Road
Berrien Center, MI 49102

State Street Bank & Trust Co.                                                   182,189.350              13.66%
FBO Aggregate Industries INC                                                       shares
1 Enterprise Dr.
N. Quincy, MA  02171-2126

International Fund, Class B
---------------------------
State Street Bank & Trust Co.                                                      2,913                  6.12%
C/F The IRA of Brenda J. Hetrick                                                   shares
3570 Freeman Ave.
Hamilton, OH 45015

State Street Bank & Trust Co., Custodian                                          3,591.504              12.06%
for IRA Rollover of Patricia A. Conley                                              shares
24808 Riverview Drive
Columbia, OH 44028-9530

PaineWebber Cust.                                                                 8,426.426              12.06%
FBO House of Platzl Inc.                                                            shares
Herman Kahrs Trustee U/A Dtd. 6-1-85
Defined Benefit Pension Trust
Call Hollow Road
Pomona, NY 10970

Dorothy L. Sparkman TTEE                                                          5,261.393               7.53%
Dorothy L. Sparkman Trust                                                           shares
2055 SW 11th CT Apt 311 Delray Beach, FL 33445-6038

International Fund, Class C
---------------------------
Ronald J. Felmus & Veta Felmus, Trustees                                         30,713.436               7.60%
Felmus Family Residual Trust                                                       shares
U/A/D 5/9/79
22 Pine Circle South
Belleair, FL  34616

International Fund, Class D
---------------------------
State Street Bank & Trust Co.                                                    133,355.294             13.10%
GranitesBridge & Co. - Elano Aggressive                                             shares
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                     53,505.380              5.26%
GranitesBridge & Co. - Elano Moderate                                               shares
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., Trustee                                           448,538.711             44.08%
Benchside & Co. - GE Cap. Asset Maint.                                              shares
Master Trust Client Service
One Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co. TTEE                                               238,897.223             23.48%
FBO Asset MNGT Plan For                                                             shares
Affiliated GE Companies
Master Trust Client Ser-W6C
1 Enterprise Dr.
N. Quincy, MA  02171-2126

Strategic Fund, Class A
-----------------------
State Street Bank & Trust Company, as Trustee                                    351,160.2110            24.51%
Granitepass & Co.                                                                   shares
FBO McClaren/Hart Environmental Eng.
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171

InvestCo Trust Co., Trustee                                                      264,466.677             18.46%
Compass Group USA Inc.: 401(k) Plan                                                 shares
400 Colony Square, Suite 2200
1201 Peachtree Street, NE
Atlanta, GA 30361-3500

T. Rowe Price Tr. Co. Fiduciary Account                                          177,211.948             12.37%
Compass Group 401(k) Plan                                                           shares
c/o T. Rowe Price Tr. Co. Asset Recon.
PO Box 17215
Baltimore, MD  21297

State Street Bank & Trust Company, as Trustee                                    161,455.485             11.27%
Granitefront & Co. - Service America                                                shares
Master Trust Client Services - W6C
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                                        100,853.266              7.04%
Atlantis Plastics Inc.                                                              shares
Master Client Trust Services - W6C
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                                         84,940.376              5.93%
FBO Southwestern Medical Clinic PC                                                  shares
Master Trust Client Services - W6C
6416 Dean Hill Road
Berrien Center, MI 49102-9705

Strategic Fund, Class D
-----------------------
State Street Bank & Trust Co., as Trustee                                        636,786.913             26.62%
Eastmate & Co.                                                                      shares
FBO GE Capital Fleet Services
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., Trustee                                           836,951.037             34.98%
Benchside & Co., - GE Cap. Asset Maint.                                             shares
Master Trust Client Service
One Enterprise Drive
No. Quincy, MA 02171-2126

Pension Plan for Employees of Insulating                                         144,595.532              6.04%
  Materials Incorporated                                                            shares
Jurg Brunner Trustee
1 West Campbell Road
Schenectady, NY  12306-2442

State Street Bank & Trust Co., as Trustee                                        364,851.716             15.25%
Grampas & Co. Trust                                                                 shares
FBO Ameridata Technology
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                                        131,955.766              5.52%
FBO Asset Management Plan for Affiliated GE Companies                               shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

Tax-Exempt Fund, Class A
------------------------
Employers Reinsurance Corporation                                              354,434.1820              71.91%
AFS Fund                                                                          shares
Attn:  Investment Department
5200 Metcalf
P.O. Box 2991
Overland Park, KS 66201-1391

Tax-Exempt Fund, Class C
------------------------
Richard M. Kelleher                                                             59,024.448                6.42%
755 Crossover Lane                                                                shares
Memphis, TN  38177-4906

Tax-Exempt Fund, Class D
------------------------
GE Investment Management Incorporated                                             1,928.682              96.61%
3003 Summer Street                                                                  shares
Stamford, CT 06905-4316

Income Fund, Class A
--------------------
Moderate Strategy Lifestyle Fund                                                 787,198.614             24.93%
GE Investment Services                                                              shares
3003 Summer Street
Stamford, CT  06905-4316

State Street Bank & Trust Co., as Trustee                                        468.523.909             14.84%
Beamsail & Co. - Doubletree                                                         shares
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

Wells Fargo Bank, as Trustee                                                     577,965.108             18.31%
FBO Hubbell Inc. 401(k)                                                             shares
507025 MF 9139-027
PO Box 9800
Calabasas, CA  91372-0800

Income Fund, Class B
--------------------
State Street Bank & Trust Co.                                                    9,770.067                5.87%
C/F the IRA of Patricia L. Baldwin                                                 shares
61370 N. Main St.
Jones, MI 49061

Income Fund, Class D
--------------------
State Street Bank & Trust Co., Trustee                                           864,944.227             31.19%
Benchside & Co. - GE Cap. Asset Maint.                                              shares
Master Trust Client Service
One Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                                        252,495.777              9.11%
Grampas & Co. Trust                                                                 shares
FBO Ameridata Technology
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co., as Trustee                                        378,044.841             13.63%
Eastmate & Co. Trust                                                                shares
FBO GE Capital Fleet Services
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

Fixed Income Fund, Class A
--------------------------
State Street Bank & Trust Co.                                                    246,250.358              7.80%
FBO Aggregate Industries INC                                                        shares
1 Enterprise Dr.
N. Quincy, MA  02171-2126

Wells Fargo Bank NA as C/F                                                       577,965.108             18.31%
Merrill Lynch Trust Company FSB                                                     shares
FBO Hubbell INC 401(k)
507025 MF 9139-027
PO Box 9800
Calabasas, CA  92371-0800

Fixed Income Fund, Class B
--------------------------
State Street Bank & Trust Co.                                                     8,364.964               5.03%
C/F The IRA Rollover of                                                             shares
John V. Mashall
204 S. Nottawa
Sturgis, MI  49091-1739

Fixed Income Fund, Class D
--------------------------
State Street Bank & Trust Co. TTEE                                               456,770.429             16.47%
FBO Asset Management Plan for                                                       shares
Affiliated GE Companies
Master Trust Client Ser-W6C
1 Enterprise Dr.
N. Quincy, MA  02171-2126

Government Securities Fund, Class C
-----------------------------------
State Street Bank & Trust Co.                                                     33,107.467             11.63%
C/F The IRA Rollover of                                                             shares
James J. Frawley
1 Orchard Grove
Loudonville, NY  12211-1713

State Street Bank & Trust Co.                                                     23,273.483              8.17%
C/F The IRA Rollover of                                                             shares
Salvin Cognetti
416 Sharon Drive
Rotterdam Jct, NY  12150-9703

Andrew M. Gabriel                                                                 16,276.061              5.72%
Alice G. Gabriel Jt Ten                                                             shares
23 Fairview Ave.
Beverly, MA  01915-2940

Short-Term Government Fund, Class A
-----------------------------------
GNA Corporation                                                                  547,193.345             69.74%
Attn:  Investments                                                                  shares
601 Union Street #5600
Seattle, WA 98101-2336

Moderate Strategy Lifestyle Fund                                                 128,600.279             16.39%
GE Investment Services                                                              shares
3003 Summer Street
Stamford, CT 06905-4316

Short-Term Government Fund, Class B
-----------------------------------
Abel Rosario                                                                     4,590.401                6.45%
74 Post Avenue, Apt. 2F                                                            shares
New York, NY 10034-4707

Mary Marian Guidry Comeaux                                                       7,775.082               10.90%
Krysten Comeaux UTMA                                                               shares
4797 Bridge Street Highway
St. Martinville, LA 70582-6103

Y Kendle                                                                         3,596.343                5.05%
545 Center St.                                                                     shares
Watsonville, CA 95076-4409

Mildred H. Mooney                                                                3,621.862                5.09%
93 Monroe Pkwy.                                                                    shares
Rochester, NY  14618-3007

Kenneth J. Harris                                                                8,477.774               11.91%
Laura J. Harris Jt Wros                                                            shares
1704 Haines Rd.
Lapeer, MI  48446-8605

Donald A. Faciana TTEE                                                           4,226.012                5.94%
Faciana Irrev. Fam. Trust                                                          shares
10609 Raymond Ave.
Cleveland, OH  44125-2637

Short-Term Government Fund, Class C
-----------------------------------
John R. Costantino and                                                           43,441.280               5.43%
Barbara C. Costantino                                                              shares
2 Sutton Place South, Apt. 5c/d
NY, NY  10022

State Street Bank & Trust Co.                                                    46,199.510               5.77%
C/F The Rollover IRA of Austin E. Koehler                                          shares
1636 N. Rio Mayo
Green Valley, AZ 85614-3977

Short-Term Government Fund, Class D
-----------------------------------
GE Financial Assurance Co.                                                       438,624.238             64.49%
Attn:  Connie Wong Investment Accounting                                            shares
Two Union Square
601 Union Street, Suite 1300
Seattle, WA 98101-2327

State Street Bank & Trust Co., Trustee                                           183,814.566             27.03%
Eastwall & Co. Trust                                                                shares
FBO GE Consulting
Master Trust Client Service
1 Enterprise Drive
No. Quincy, MA 02171-2126

Money Market Fund, Class A
--------------------------
FTC & Co.                                                                       6,871,961.330             5.42%
Attn:  DataLynx # T22                                                               shares
P.O. Box 173736
Denver, CO 80217-3736

State Street Bank & Trust Co., Trustee                                          21,234,351.65            48.34%
Beamsail & Co. - Doubletree                                                         shares
Master Trust Client Service - W6C
1 Enterprise Drive
No. Quincy, MA 02171-2126

State Street Bank & Trust Co.                                                   7,687,766.760            17.50%
FBO Aggregate Industries INC                                                        shares
1 Enterprise Dr.
N. Quincy, MA  02171-2126

Money Market Fund, Class B
--------------------------
Lawrence Allen                                                                  1,463,978.740            32.87%
Elizabeth Allen Jt Wros                                                             shares
Stonewood Village Office
1903 Dartmouth
College Station, TX  77840-7043



                  As of December 31, 1998: (i) except in the case of Class C shares of the Short-Term Government Fund, the current Trustees and officers of the Trust, as a group, beneficially owned less than 1% of each Fund's outstanding shares; (ii) one of the Trustees owned 5.43% of the Class C shares of the Short-Term Government Fund; (iii) GE Capital Assurance ("GECA") owned 63.82% of the outstanding shares of the Small-Cap Value Fund;

and (iv) GNA Corporation owned 42.20% of the outstanding shares of the Short-Term Government Fund. So long as GECA and GNA Corporation own more than 25% of the outstanding shares of the Small-Cap Value Fund and the Short-Term Government Fund, respectively, they may be deemed to control these Funds.


                    FUND HISTORY AND ADDITIONAL INFORMATION

                  The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the "Declaration").


                  Currently, there are nineteen funds in the Trust. The U.S. Equity Fund was established as a series of the Trust on August 24, 1992. The Global Fund, the Strategic Fund, the Tax-Exempt Fund, the Income Fund and the Money Market Fund were added as series of the Trust on November 11, 1992. The Short-Term Government Fund and the International Fund were added as series of the Trust on March 1, 1994. The Mid-Cap Growth Fund and the International Income Fund were added as series of the Trust on June 17, 1994. The Premier Fund was added as a series of the Trust on July 22, 1996. The Value Equity Fund and the Government Securities Fund were added as series of the Trust on June 2, 1997. The Small-Cap Value Fund, the Small-Cap Growth Fund, the Mid-Cap Value Fund and the High Yield Fund were added as series of the Trust on May 8, 1998. The Europe Fund and the Emerging Markets Fund were added as series of the Trust on November 6, 1998.


                  On September 26, 1997, the Trust, on behalf of GE Mid-Cap Growth Fund, GE Value Equity Fund, GE Tax-Exempt Fund, GE Government Securities Fund and GE Short-Term Government Fund, acquired all or substantially all of the assets of Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund, Investors Trust Government Fund and Investors Trust Adjustable Rate Fund, respectively (each a series of Investors Trust).

                  In the interest of economy and convenience, physical certificates representing shares of a Fund are not issued. State Street maintains a record of each shareholder's ownership of shares of a Fund.

                  Shareholder Liability. Massachusetts law provides that shareholders of the Funds may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of a Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Funds in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Funds.

                  Shareholder Rights and Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in a Fund's investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Board.

                  When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) matters affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.

                  Counsel. Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel for the Trust.

                  Independent Accountants. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants of the Trust. Coopers & Lybrand L.L.P. (one of the predecessor firms of PricewaterhouseCoopers LLP), One Post Office Square, Boston, Massachusetts 02109, served as independent accountants to Investors Trust, all or substantially all the assets of which were acquired by the Trust on September 26, 1997.

                              FINANCIAL STATEMENTS

                  The Annual Report dated September 30, 1998, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Annual Report. The Annual Report dated October 31, 1996 for Investors Trust Growth Fund, Investors Trust Value Fund, Investors Trust Tax Free Fund and Investors Trust Government Fund, which are the predecessor funds to the Mid-Cap Growth Fund, the Value Equity Fund, the Tax-Exempt Fund and the Government Securities Fund, respectively (collectively with the Annual Report for GE Funds, the "Financial Reports"), are incorporated herein by reference. The Mid-Cap Value Fund, High Yield Fund, Europe Fund, and Emerging Markets Fund commenced operations as of the date of this SAI. The International Income Fund and the Small-Cap Growth Equity Fund have not yet commenced operations and have no assets as of the date of this SAI and the Small-Cap Value Fund commenced operations as of September 30, 1998. The Trust will furnish, without charge, a copy of the Financial Reports, upon request to the Trust at P.O. Box
120065, Stamford, CT 06912-0065, (800) 242-0134.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated "A-1."

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

                  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Short-term obligations, including commercial paper, rated A-1+ by IBCA Limited or its affiliate IBCA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

                  Thomson BankWatch Inc. employs the rating TBW-1 to indicate issues having a very high degree of likelihood of timely payment. TBW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TBW-1. While the rating TBW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TBW-4; this rating is regarded as non-investment grade and, therefore, speculative.

                  Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

Description of S&P Corporate Bond Ratings

                  AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

                  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

                  A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                  BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

                  BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody's Corporate Bond Ratings

                  Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                  A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                  Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

                  AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

                  General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

                  Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

                  AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

                  A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

                  General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

                  Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

                  BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

                  General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

                  Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

                  BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  C -- The rating C is reserved for income bonds on which no interest is being paid.

                  D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

                  S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

                  Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

                  Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

                  A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

                  Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

                  B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                  Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                  Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

0551073.02

                                     PART C

                               OTHER INFORMATION
                               -----------------

Item 23.          Exhibits
--------          --------
Exhibit No.       Description of Exhibit
-----------       ----------------------

  (a)(1)          Declaration of Trust*

  (2) Certificate of Amendment of Declaration of Trust and Change of Series Designation*

  (3) Form of Amendment to Declaration of Trust to add GE Short-Term Government Fund ("Short-Term Government Fund") and GE International Equity Fund ("International Fund")*

  (4) Form of Amendment to Declaration of Trust to add GE Mid-Cap Growth Fund ("Mid-Cap Growth Fund") and GE International Fixed Income Fund ("International Income Fund")*

  (5) Form of Amendment to Declaration of Trust to add GE Premier Growth Equity Fund ("Premier Fund")*

  (6) Form of Amendment to Declaration of Trust to add GE Value Equity Fund ("Value Equity Fund") and GE Government Securities Fund ("Government Securities Fund")*

  (7) Form of Amendment to Declaration of Trust to add GE Small-Cap Value Equity Fund ("Small-Cap Value Fund"), GE Small-Cap Growth Equity Fund ("Small-Cap Growth Fund"), GE Mid-Cap Value Equity Fund ("Mid-Cap Value Fund") and GE High Yield Fund ("High Yield Fund")*

  (8) Form of Amendment to Declaration of Trust to add GE Europe Equity Fund ("Europe Fund") and GE Emerging Markets Fund ("Emerging Markets Fund")


  (b)             By-Laws*


  (c)             Not applicable

  (d)(1)          Form of Investment Advisory and Administration Agreement*

  (2) Form of Investment Advisory Agreement for Short-Term Government Fund and International Fund*

  (3) Form of Investment Advisory Agreement for Mid-Cap Growth Fund and International Income Fund*

  (4)             Form of Investment Advisory and Administration Agreement for
                  Premier Fund*

  (5) Form of Investment Advisory and Administration Agreement for Value Equity Fund and Government Securities Fund*

  (6) Form of Amended and Restated Investment Advisory and Administration Agreement for Tax-Exempt Fund*


  (7) Form of Investment Advisory and Administration Agreement for Small-Cap Value Fund and Small-Cap Growth Fund*

  (8) Form of Amended and Restated Investment Advisory and Administration Agreement for Mid-Cap Value Fund

  (9) Form of Amended and Restated Investment Advisory and Administration Agreement for High Yield Fund

  (10)            Form of Investment Advisory and Administration Agreement for
                  Europe Fund

  (11) Form of Investment Advisory and Administration Agreement for Emerging Markets Fund

  (12)            Form of Sub-Investment Advisory Agreement for Tax-Exempt
                  Fund*

  (13)            Form of Sub-Investment Advisory Agreement for Small-Cap Value
                  Fund*

  (14)            Form of Sub-Investment Advisory Agreement for Mid-Cap Value
                  Fund

  (15)            Form of Sub-Investment Advisory Agreement for High Yield Fund


  (e)             Form of Distribution Agreement, as amended*

  (f)             Not applicable

  (g)             Form of Custodian Contract*

  (h)(1)          Form of Transfer Agency and Service Agreement*

  (2) Form of Administration Agreement for Short-Term Government Fund and International Fund*

  (3) Form of Administration Agreement for Mid-Cap Growth Fund and International Income Fund*

  (i)(1) Opinion and Consent of Willkie Farr & Gallagher, counsel to Registrant



  (2)             Opinion and Consent of Bingham Dana LLP


  (j)             Consent of PricewaterhouseCoopers LLP

  (k)             Not applicable


  (l)(1)          Purchase Agreement*

  (2) Form of Purchase Agreement for Short-Term Government Fund and International Fund*

  (3) Form of Purchase Agreement for Mid-Cap Growth Fund and International Income Fund*

  (m)(1)          Form of Amended and Restated Shareholder Servicing and
                  Distribution Plan*

  (2) Form of Shareholder Servicing and Distribution Plan for Short-Term Government Fund*

  (3) Form of Amended and Restated Shareholder Servicing and Distribution Agreement*

  (4) Form of Shareholder Servicing and Distribution Agreement for Short-Term Government Fund*


  (n)             Financial Data Schedules


  (o) Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended*

------------


*     Previously filed.


Item 24. Persons Controlled by or Under
         Common Control with Registrant

         See Item 26.

Item 25. Indemnification

         Reference is made to Article IV of the Declaration of Trust of GE Funds ("Registrant") filed as Exhibit (a) to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act, may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant's Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Advisers

         Reference is made to "About the Investment Adviser" in the Prospectus forming Part A, and "Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

         The list required by this Item 26 of officers and directors of GE Investment Management Incorporated ("GEIM"), the Funds' investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-31947).

         Brown Brothers Harriman & Co. ("Brown Brothers"), the Tax-Exempt Fund's sub-adviser, is a New York limited partnership which conducts a general banking business and is a member of the New York Stock Exchange, Inc. To the knowledge of the Funds, none of the general partners or officers of Brown Brothers is engaged in any other business, profession, vocation or employment of a substantial nature.

         The list required by this Item 26 of officers and directors of Palisade Capital Management, L.L.C. ("Palisade"), the Small-Cap Value Fund's sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by Palisade pursuant to the Advisers Act (SEC File No. 801-48401).


         The list required by this Item 26 of officers and directors of NWQ Investment Management Company ("NWQ"), the Mid-Cap Value Fund's sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by NWQ pursuant to the Advisers Act (SEC File No. 801-42159).

         The list required by this Item 26 of partners and officers of Miller Anderson & Sherrerd, LLP ("MAS"), the High Yield Fund's sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those partners and officers during the past two years, is incorporated by reference to Schedules B and D of the Form ADV filed by MAS pursuant to the Advisers Act (SEC File No. 801-10437).

Item 27. Principal Underwriters

         (a) GE Investment Distributors, Inc. ("GEID") also serves as distributor for GE Investments Funds, Inc., GE Institutional Funds, GE LifeStyle Funds, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Global Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

         (b) The information required by this Item 27 with respect to each director and officer of GEID is incorporated by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-45710).

         (c) Not applicable.

Item 28. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder, are maintained at the offices of: Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; 777 Long Ridge Road, Stamford, Connecticut 06927; State Street Bank and Trust Company ("State Street"), Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and National Financial Data Services Inc., a subsidiary of State Street, located at P.O. Box 419631, Kansas City, Missouri 64141-6631.

Item 29. Management Services

         Not applicable.

Item 30. Undertakings

         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 22nd day of January, 1999.


                          By: /s/ Michael J. Cosgrove
                             ------------------------
                             Michael J. Cosgrove
                             President and Chairman
                             of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.


Signature                   Title                             Date
---------                   -----                             ----
/s/ Michael J. Cosgrove     President and                     January 22, 1999
-----------------------     Chairman of the
    Michael J. Cosgrove     Board (Chief
                            Executive Officer)

/s/ John R. Costantino      Trustee                           January 22, 1999
----------------------
    John R. Costantino

/s/ Alan M. Lewis           Trustee                           January 22, 1999
-----------------------
    Alan M. Lewis

/s/ William J. Lucas        Trustee                           January 22, 1999
-----------------------
    William J. Lucas

/s/ Robert P. Quinn         Trustee                           January 22, 1999
-----------------------
    Robert P. Quinn

/s/ Jeffrey A. Groh         Treasurer                         January 22, 1999
-----------------------     (Chief Financial
    Jeffrey A. Groh         and
                            Accounting Officer)

                               INDEX TO EXHIBITS
                               -----------------

Exhibit No.                    Description of Exhibit
-----------                    ----------------------

(a)(8) Form of Amendment to Declaration of Trust to add GE Europe Equity Fund and GE Emerging Markets Fund

(d)(8) Form of Amended and Restated Investment Advisory and Administration Agreement for GE Mid-Cap Value Equity Fund

(d)(9) Form of Amended and Restated Investment Advisory and Administration Agreement for GE High Yield Fund

(d)(10) Form of Investment Advisory and Administration Agreement for GE Europe Equity Fund

(d)(11) Form of Investment Advisory and Administration Agreement for GE Emerging Markets Fund

(d)(14)      Form of Sub-Investment Advisory Agreement for GE Mid-Cap Value
             Equity Fund

(d)(15)      Form of Sub-Investment Advisory Agreement for GE High Yield Fund

(i)(1)       Opinion and Consent of Willkie Farr & Gallagher, counsel to
             Registrant

(i)(2)       Opinion and Consent of Bingham Dana LLP

(j)          Consent of PricewaterhouseCoopers LLP

(n)          Financial Data Schedules